PAGE 1
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Post-Effective Amendment No.   20   (File No. 2-97636)     X

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.   20   (File No. 811-4299)                   X
                   ------                                     ---


                           IDS LIFE SERIES FUND, INC.
-------------------------------------------------------------------

                IDS Tower 10, Minneapolis, Minnesota  55440-0010
-------------------------------------------------------------------

                                 (612) 671-7981
-------------------------------------------------------------------

         Colin M. Lancaster - IDS Tower 10, Minneapolis, MN  55440-0010
-------------------------------------------------------------------

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

_____immediately upon filing pursuant to paragraph (b)
  X  on June 27, 1997 pursuant to paragraph (b) of rule 485
_____60 days after filing pursuant to paragraph (a)(1)
_____on (date) pursuant to paragraph (a)(1) of rule 485
_____75 days after filing pursuant to paragraph (a)(2)
_____on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

_____this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant filed its 24f-2 Notice for the fiscal year ending April 30, 1996 on or about June 20, 1997.

PAGE 2
Cross reference sheet for the IDS Life Series Fund showing location in the prospectus and Statement of Additional Information of the information called for by the items enumerated in Part A and Part B of Form N-1A.

Negative answers omitted from Part A or Part B are so indicated.

PART A

Item No.    Location in Prospectus

1           Cover page of prospectus

2           The fund in brief; Sales charge and expenses

3(a)        Financial highlights
 (b)        NA
 (c)        Performance
 (d)        Financial Highlights

4(a)        The fund in brief; Investment policies and risks;  How the fund is organized
 (b)        Investment policies and risks
 (c)        Investment policies and risks

5(a)        How the fund is organized; Directors and officers; Directors and officers of the fund (listing)
 (b)        How the fund is organized; About IDS Life and AEFC
 (b)(i)     About IDS Life and AEFC
 (b)(ii)    Investment manager
 (b)(iii)   Investment manager
 (c)        Portfolio managers
 (d)        The fund in brief
 (e)        How the fund is organized:  Investment manager
 (f)        NA
 (g)        How the fund is organized:  Investment manager

5A(a)       *
  (b)       *

6(a)        How the fund is organized:  Shares; Voting rights
 (b)        NA
 (c)        NA
 (d)        NA
 (e)        Cover page;
 (f)        Distributions and taxes:  Dividend and capital gain distributions;
 (g)        Distributions and taxes:  Taxes
 (h)        NA

7(a)        How the fund is organized
 (b)        Performance:  Key terms; Valuing assets
 (c)        NA
 (d)        NA
 (e)        NA
 (f)        NA

8(a)        NA
 (b)        NA
 (c)        NA
 (d)        NA

9           None






PAGE 3
PART B

Item No.    Section in Statement of Additional Information

10          Cover page of SAI

11          Table of contents

12          NA

13(a)       Additional Investment Policies; all appendices except Dollar Cost Averaging
  (b)       Additional Investment Policies
  (c)       "Unless changed by the board of directors, the fund may..." in Additional Investment Policies
  (d)       Portfolio Turnover, last paragraph of Portfolio Transactions

14(a)       Directors and officers of the fund;** Directors and officers (SAI & prospectus)
  (b)       Directors and Officers
  (c)       Directors and Officers (last paragraph)

15(a)       NA
  (b)       NA
  (c)       Directors and Officers (last paragraph)

16(a)(i)    How the fund is organized;**  About IDS Life and AEFC**
  (a)(ii)   Investment Management and other services;
  (a)(iii)  Investment Management and other services;
  (b)       Investment Management and other services;
  (c)       NA
  (d)       None
  (e)       NA
  (f)       NA
  (g)       NA
  (h)       Custodian; Independent Auditors
  (i)       Custodian

17(a)       Portfolio Transactions
  (b)       Brokerage Commissions Paid to Brokers Affiliated with IDS Life
  (c)       Portfolio Transactions
  (d)       Portfolio Transactions
  (e)       Portfolio Transactions

18(a)       How the fund is organized:  Shares and Voting rights**
  (b)       NA

19(a)       Investing in the Fund
  (b)       Valuing Fund Shares; Investing in the Fund
  (c)       NA

20          Taxes

21(a)       NA
  (b)       NA
  (c)       NA

22(a)       Performance Information:  Calculation of Yield (money market funds) (NA for all other funds).
  (b)       Performance Information:  Calculation of Total Return and/or Yield (all other funds) (NA for money market funds)

23          Financial Statements

* Designates information is located in annual report.
**Designates location in prospectus.

PAGE 4
IDS Life Series Fund


Prospectus
June 27, 1997


IDS Life Series Fund, Inc. (the fund) is a series mutual fund with six portfolios, each with a different investment objective.

Equity Portfolio is a stock portfolio.

Income Portfolio is a bond portfolio.

Money Market Portfolio is a money market portfolio.

An investment in Money Market Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the portfolio will be able to maintain a stable net asset value of $1 per share.

Managed Portfolio is a managed portfolio.

Government Securities Portfolio is a government securities portfolio.

International Equity Portfolio is an international stock portfolio.

This prospectus contains information about the fund that you should know before investing. Read it along with your variable life insurance policy prospectus before you invest and keep them for future reference.

International Equity Portfolio is not available for investment under all life insurance policies. Please see the prospectus for your policy to see if it is available.


Additional facts about the fund are in a Statement of Additional Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The current SAI is incorporated herein by reference. For a free copy, contact IDS Life Series Fund, Inc.


These securities have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

IDS Life is not a bank or financial institution, and the securities it offers are not deposits or obligations of, or guaranteed or endorsed by an bank or financial institution nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

IDS Life Series Fund, Inc.
IDS Tower 10
Minneapolis, MN 55440-0010
612-671-3733, 1-800-437-0602
or TTY: 800-285-8846


New York Service:  518-869-8613

PAGE 6
Table of contents

The fund in brief
Goals and types of portfolio investments
Manager and distributor
Variable accounts
Sales charge
Expenses

Performance
Financial highlights
Total returns
Yield calculations
Key terms

Investment policies and risks
Facts about investments and their risks
Alternative investment option
Valuing assets

How to invest, transfer or redeem shares
How to invest
How to transfer among subaccounts
Redeeming shares

Distributions and taxes
Dividend and capital gain distributions
Taxes

How the fund is organized Shares Voting rights Shareholder meetings Portfolio managers Directors and officers Investment manager Investment advisory agreement

About IDS Life and American Express Financial Corporation
General information

PAGE 7
The fund in brief

Goals and types of portfolio investments


IDS Life Series Fund, Inc. is a series mutual fund. It has six portfolios whose goals and types of investments are as follows:


Equity Portfolio's goal is capital appreciation. The portfolio invests primarily in U.S. common stocks and securities convertible into common stock.

Income Portfolio's goal is to maximize current income while attempting to conserve the value of the investment and to continue the high level of income for the longest period of time. The portfolio invests primarily in corporate bonds of the four highest ratings.

Money Market Portfolio's goal is to provide maximum current income consistent with liquidity and conservation of capital. The portfolio invests primarily in high-quality, short-term debt securities.

Managed Portfolio's goal is to maximize total investment return through a combination of capital appreciation and current income. The portfolio invests in common and preferred stocks, convertible securities, debt securities and money market instruments.

Government Securities Portfolio's goal is to provide a high level of current income and safety of principal. The portfolio invests in debt obligations issued or guaranteed by U.S. governmental units.

International Equity Portfolio's goal is capital appreciation and it invests primarily in common stocks of foreign issuers.

Because any investment involves risk, achieving these goals cannot be guaranteed. Only the shareholders can change the goals.

Manager and distributor


The fund is managed by IDS Life Insurance Company (IDS Life), a subsidiary of American Express Financial Corporation (AEFC). AEFC has an agreement with IDS Life to furnish investment advice for funds managed by IDS Life. IDS Life and IDS Life Insurance Company of New York (IDS Life of New York) buy fund shares for their variable accounts used in connection with their variable life insurance policies. In the future, the fund may offer shares to the owners of other variable life and variable annuity contracts and qualified plans.


Variable accounts

You may not buy (nor will you own) shares of the fund directly. You invest by buying a variable life insurance policy from IDS Life or IDS Life of New York and allocating your premium payments among different subaccounts of the variable accounts that invest in these portfolios.

PAGE 8
Sales charge

Cost of insurance charges, premium expense charges, surrender charges, mortality and expense risk fees and other charges under your policy are described in the variable life insurance policy prospectus. There is no sales charge for the sale or redemption of fund shares.

Expenses

The fund pays IDS Life a fee for managing its investment portfolios and for certain administrative services. The fund also pays certain nonadvisory expenses. See "Investment manager" under "How the fund is organized."

PAGE 9
Performance

Financial highlights

Equity Portfolio
Financial highlights
The tables below show certain important financial information for evaluating each portfolio's results.

Fiscal year ended April 30,

Per share income and capital changes*

                               1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
Net asset value,
beginning of period            $29.34     $20.05   $18.10    $16.87    $16.01    $13.94    $12.77   $ 12.16    $10.79    $12.05

Income (loss from investment operations:
Net investment income             .05        .03      .10       .06       .03       .03       .13       .35       .36       .15

Net gains (losses) on
securities (both realized
and unrealized                  (1.34)      9.30     2.40      3.26      1.40      2.90      2.09       .61      1.37     (1.13)

Total from investment
operations                      (1.29)      9.33     2.50      3.32      1.43      2.93      2.22       .96      1.73     (0.98)

Less distributions:
Dividends from net
investment income                (.05)      (.03)    (.10)     (.06)     (.03)     (.03)     (.13)     (.35)     (.36)     (.15)

Distributions from
realized gains                  (4.48)      (.01)    (.45)    (2.03)     (.54)     (.83)     (.92)        -         -      (.13)

Total distributions             (4.53)      (.04)    (.55)    (2.09)     (.57)     (.86)    (1.05)     (.35)     (.36)     (.28)

Net asset value,
end of period                  $23.52    $ 29.34   $20.05    $18.10    $16.87    $16.01    $13.94    $12.77    $12.16    $10.79

Ratios/supplemental data
                                 1997       1996     1995      1994      1993      1992      1991      1990      1989      1988

Net assets, end of period
(in thousands)               $551,518   $448,412 $241,032  $151,860   $87,742   $55,265   $33,933   $16,355   $11,620    $7,247

Ratio of expenses to average
daily net assets                  .76%       .76%     .77%      .75%      .79%      .80%      .80%+     .80%+     .80%     1.10%


Ratio of net income to average
daily net assets                  .21%       .15%     .56%      .33%      .21%      .17%     1.03%     2.61%     3.32%     1.21%


Portfolio turnover rate
(excluding short-term
securities)                       231%       184%      44%      109%       81%       52%       79%      190%       48%       57%


Total return++                  (3.66%)    46.62%   13.87%    19.72%     8.92%    21.06%    18.55%     7.84%    16.18%    (8.04)%


Average brokerage
commission rate+++             $.0421       --       --        --        --        --        --        --        --        --

*   For a share outstanding throughout the period.  Rounded to the nearest cent.
+ Commencing on May 1, 1989, IDS Life voluntarily limited total operating expenses to 0.8% of average daily net assets. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 0.86% and 0.90% for the years ended April 30, 1991 and 1990 respectively.
++ Total return does not reflect the expenses that apply to the subaccounts or the policies.
+++ Effective fiscal year 1977, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

PAGE 10

Income Portfolio
Financial highlights (continued)

Fiscal year ended April 30,
Per share income and capital changes*

                               1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
Net asset value,
beginning of period           $9.93     $9.64     $9.71    $10.19     $9.40     $9.19     $8.55     $8.93     $9.05     $9.42

Income from investment operations:
Net investment income           .68       .68       .69       .71       .76       .73       .75       .75       .70       .68

Net gains (losses)
(both realized
and unrealized)                  .10       .29      (.07)      (.48)     .80       .21       .64      (.40)     (.12)     (.37)

Total from investment
operations                       .78       .97       .62        .23     1.56       .94      1.39       .35       .58       .31

Less distributions:
Dividends from net
investment income               (.68)     (.68)     (.69)      (.71)    (.77)     (.73)     (.75)     (.73)     (.70)     (.68)

Net asset value,
end of period                 $10.03     $9.93     $9.64     $9.71    $10.19     $9.40     $9.19     $8.55     $8.93     $9.05

Ratios/supplemental data
                                1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
Net assets, end of period
(in thousands)               $66,745   $54,976   $37,823   $33,770   $22,641   $16,306   $11,949    $8,831    $6,203    $4,456

Ratio of expenses to average
daily net assets                 .80%      .80%      .80%      .80%      .80%+     .80%+     .80%+     .80%+    1.11%     1.13%

Ratio of net income to
average daily net assets        6.73%     6.72%     7.23%     6.83%     7.66%     7.86%     8.41%     8.02%     7.87%     7.50%

Portfolio turnover rate
(excluding short-term
securities)                      106%       36%       55%       60%       47%       75%       55%       60%       99%       64%

Total return++                  8.05%    10.02%     6.67%     2.12%    17.17%    10.60%    16.77%     3.75%     6.70%     3.59%

*  For a share outstanding throughout the period.  Rounded to the nearest cent.
+ Commencing on May 1, 1989, IDS Life voluntarily limited total operating expenses to 0.80% of average daily net assets. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 0.83%, 0.88%, 0.93% and 0.96% for the years ended April 30, 1993, 1992, 1991 and 1990, respectively.
++ Total return does not reflect the expenses that apply to the subaccounts or the policies.


PAGE 11

Money Market Portfolio
Financial highlights (continued)

Fiscal year ended April 30,
Per share income and capital changes*

                              1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
Net asset value,
beginning of period          $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00

Income from investment operations:

Net investment income          .05       .05       .04       .03       .03       .05       .07       .08       .07       .06

Less distributions:
Dividends from net
investment income             (.05)     (.05)     (.04)     (.03)     (.03)     (.05)     (.07)     (.08)     (.07)     (.06)

Net asset value,
end of period                $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00

Ratios/supplemental data
                              1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
Net assets, end of period
(in thousands)             $28,546   $14,318    $9,885    $9,557    $8,181    $9,771    $9,596    $6,321    $4,721    $2,748

Ratio of expenses to
average daily net assets       .60%+     .60%+     .60%+     .60%+     .60%+     .60%+     .60%+     .60%+    1.10%+     .96%

Ratio of net income to
average daily net assets      4.81%     5.04%     4.45%     2.61%     3.00%     4.60%     7.06%     8.26%     7.38%     5.89%

Total return++                4.86%     5.03%     4.50%     2.61%     3.04%     4.71%     7.41%     8.61%     7.52%     6.13%

*  For a share outstanding throughout the period.  Rounded to the nearest cent.
+ Commencing on April 5, 1989, IDS Life voluntarily limited total operating expenses to 0.6% of average daily net assets. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 0.64%, 0.73%, 0.77%, 0.71%, 0.74%, 0.75%, 0.86%, 0.96% and 1.35% for the years ended April
   30, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and 1989, respectively.
++ Total return does not reflect the expenses that apply to the subaccounts or the policies.


PAGE 12

Managed Portfolio
Financial highlights (continued)

Fiscal year ended April 30,
Per share income and capital changes*

                              1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
Net asset value,
beginning of period         $16.49    $14.11    $13.85    $13.84    $13.55    $13.29    $12.80    $11.22    $10.42    $11.40

Income from investment operation:
Net investment income          .57       .57       .44       .42       .44       .48       .57       .57       .61       .42

Net gains (losses)
(both realized
and unrealized)               1.37      2.51       .30      1.40      1.44      1.87      1.90      1.58       .80      (.84)

Total from investment
operations                    1.94      3.08       .74      1.82      1.88      2.35      2.47      2.15      1.41      (.42)

Less distributions:
Dividends from net
investment income             (.57)     (.57)     (.44)     (.42)     (.44)     (.48)     (.57)     (.57)     (.61)     (.42)

Distributions from
realized gains                (.70)     (.13)     (.04)    (1.39)    (1.15)    (1.61)    (1.41)       --        --      (.14)

Total distributions           (1.27)     (.70)     (.48)    (1.81)    (1.59)    (2.09)    (1.98)     (.57)     (.61)    (.56)

Net asset value,
end of period               $17.16    $16.49    $14.11    $13.85    $13.84    $13.55    $13.29    $12.80    $11.22    $10.42

Ratios/supplemental data
                              1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
Net assets, end of period
(in thousands)            $410,737  $316,732  $219,986  $160,706  $100,139   $72,366   $51,442   $32,725   $25,807   $21,901

Ratio of expenses to
average daily net assets       .75%      .78%      .78%      .77%      .79%      .80%      .80%+     .80%+     .72%+    1.03%

Ratio of net income to
average daily net assets      3.46%     3.73%     3.27%     2.83%     3.15%     3.40%     4.38%     4.54%     5.76%     3.86%

Portfolio turnover rate
(excluding short-term
securities)                    100%       83%      143%      106%      118%      122%       71%      107%       58%       67%

Total return++               12.46%    22.27%     5.47%    13.30%    14.03%    17.84%    20.18%    19.37%    13.88%    (3.57%)

Average brokerage
commission rate+++          $.0543       --        --        --        --        --        --        --        --        --

*   For a share outstanding throughout the period.  Rounded to the nearest cent.
+ Commencing on April 5, 1989, IDS Life voluntarily limited total operating expenses to 0.8% of average daily net assets. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 0.81%, 0.82% and 0.84% for the years ended April 30, 1991, 1990 and 1989 respectively.
++ Total return does not reflect the expenses that apply to the subaccounts or the policies.
+++ Effective fiscal year 1997, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.


PAGE 13

Government Securities Portfolio
Financial highlights (continued)

Fiscal year ended April 30,
Per share income and capital changes*

                              1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
Net asset value,
beginning of period          $9.98     $9.85     $9.88    $10.54     $9.69     $9.44     $8.88     $8.97     $9.00     $9.40

Income (loss) from investment operations:
Net investment income          .59       .61       .59       .60       .63       .66       .67       .69       .64       .64

Net gains (losses)
(both realized
and unrealized)               (.03)      .13      (.03)     (.56)      .94       .28       .56      (.09)     (.03)     (.40)

Total from investment
operations                     .56       .74       .56       .04      1.57       .94      1.23       .60       .61       .24

Less distributions:
Dividends from net
investment income             (.59)     (.61)     (.59)     (.60)     (.63)     (.66)     (.67)     (.69)     (.64)     (.64)

Distributions from
realized gains                (.08)       --        --      (.10)     (.09)     (.03)       --        --        --        --

Total distributions           (.67)     (.61)     (.59)     (.70)     (.72)     (.69)     (.67)     (.69)     (.64)     (.64)

Net asset value,
end of period                $9.87     $9.98     $9.85     $9.88    $10.54     $9.69     $9.44     $8.88     $8.97     $9.00

Ratios/supplemental data
                              1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
Net assets, end of period
(in thousands)             $13,377   $12,464   $11,440   $11,185    $9,619    $7,853    $6,314    $3,184    $2,773    $2,170

Ratio of expenses to
average daily net assets       .80%+     .80%+     .80%+     .80%+     .80%+     .80%+     .80%+     .80%+    1.12%+    1.13%

Ratio of net income to
 average daily net assets     5.88%     5.98%     6.02%     5.59%     6.10%     6.79%     7.24%     7.34%     7.19%     7.04%

Portfolio turnover rate
(excluding short-term
securities)                     62%       38%       12%       32%       15%       11%       18%       18%       14%       13%

Total return++                5.82%     7.45%     5.98%     0.16%    16.58%    10.20%    14.30%     6.50%     7.12%     2.77%

*  For a share outstanding throughout the period.  Rounded to the nearest cent.
+ Commencing on April 5, 1989, IDS Life voluntarily limited total operating expenses to 0.8% of average daily net assets. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 0.85%, 0.88%, 0.87, 0.85%, 0.88%, 0.92%, 1.08%, 1.12%, and 1.21% for the years ended April
   30, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 respectively.
++ Total return does not reflect the expenses that apply to the subaccounts or the policies.

PAGE 14

International Equity Portfolio
Financial highlights (continued)

Fiscal period ended April 30,
Per share income and capital changes*
                                           1997      1996      1995**
Net asset value, beginning of period     $16.35    $10.29    $10.00

Income from investment operations:
Net investment income                       .14       .11       .15

Net gains (loss)(both
realized and unrealized)                   (.24)     6.08       .29

Total from investment operations           (.10)     6.19       .44

Less distributions:
Dividends from net investment income       (.15)     (.13)     (.15)

Distributions from realized gains         (1.37)       --        --

Total distributions                       (1.52)     (.13)     (.15)

Net asset value, end of period           $14.73    $16.35    $10.29

Ratios/supplemental data
                                           1997      1996      1995**

Net assets, end of period              $125,874   $52,061   $ 8,497
(in thousands)

Ratio of expenses to average daily         1.05%***  1.05%***  1.00%+***
net assets

Ratio of net income to average daily
net assets                                  .73%      .92%     5.66%+

Portfolio turnover rate (excluding
short-term securities)                      151%      172%       40%

Total return++                             (.53%)   60.47%     4.38%

Average brokerage
commission rate+++                      $0.0022       --         --

*  For a share outstanding throughout the period.  Rounded to the nearest cent.
** Commencement of operations.  Period from Oct. 28, 1994 to April 30, 1995.
***IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 1.22%, 1.32% and 1.76% for the years ended April 30, 1997, 1996 and 1995, respectively.
+  Adjusted to an annual basis.
++ Total return does not reflect the expenses that apply to the subaccounts or the policies.
+++Effective fiscal year 1997, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.


The information in the preceding tables has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the fund is contained in the fund's annual report which may be obtained without charge.

PAGE 15
Total returns

Average annual total returns as of April 30, 1997

Purchase              1 year    5 years   10 years
made                  ago       ago       ago

Equity Portfolio      - 3.66%    +15.97%    +13.23%

S&P 500               +25.12%    +17.06%    +16.81%

Lipper Growth
and Income Fund
Index                 +18.52%    +15.47%    +12.50%

Cumulative total returns as of April 30, 1997

Purchase              1 year    5 years   10 years
made                  ago       ago       ago

Equity Portfolio      - 3.66%   +109.74%   +246.81%

S&P 500               +25.12%   +119.84%   +372.85%

Lipper Growth
and Income Fund
Index                 +18.52%   +105.27%   +224.61%

Average annual total returns as of April 30, 1997

Purchase              1 year    5 years   10 years
made                  ago       ago       ago

Income Portfolio       +8.05%     +8.69%     +8.43%

Lehman Aggregate
Bond Index             +7.08%     +7.35%     +8.69%

Cumulative total returns as of April 30, 1997

Purchase              1 year    5 years   10 years
made                  ago       ago       ago

Income Portfolio       +8.05%    +51.73%   +124.71%

Lehman Aggregate       +7.08%    +42.59%   +130.14%
Bond Index

PAGE 16
Average annual total returns as of April 30, 1997

Purchase              1 year    5 years   10 years
made                  ago       ago       ago

Managed Portfolio     +12.46%    +13.38%    +13.26%

S&P 500               +25.12%    +17.06%    +16.81%

Lipper Balanced
Fund Index            +13.60%    +11.49%    +10.37%

Cumulative total returns as of April 30, 1997

Purchase              1 year    5 years   10 years
made                  ago       ago       ago

Managed Portfolio     +12.46%   + 87.37%   +247.84%

S&P 500               +25.12%   +119.84%   +372.85%

Lipper Balanced       +13.60%   + 72.25%   +168.26%
Fund Index

Average annual total returns as of April 30, 1997

Purchase              1 year    5 years   10 years
made                  ago       ago       ago

Government
Securities Portfolio   +5.82%     +7.07%     +7.59%

Merrill Lynch 1-3
Govt Index             +6.09%     +5.68%     +7.28%

Cumulative total returns as of April 30, 1997

Purchase              1 year    5 years   10 years
made                  ago       ago       ago

Government
Securities Portfolio   +5.82%    +40.71%   +107.79%

Merrill Lynch 1-3
Govt Index             +6.09%    +31.84%   +102.00%

PAGE 17
Average annual total returns as of April 30, 1997

Purchase                             1 year    Since
made                                 ago       inception*

International Equity Portfolio        -0.53%  +22.59%

Goldman Sachs Extended Global
Market Index ex. U.S.                 -2.62%  - 0.92%

Goldman Sachs Extended Global
Market Index ex. U.S. with
Japanese Modification                 +8.62%  + 9.28%

Cumulative total returns as of April 30, 1997

Purchase                             1 year    Since
made                                 ago       inception*

International Equity Portfolio        -0.53%  +66.63%

Goldman Sachs Extended Global
Market Index ex. U.S.                 -2.62%  - 2.29%

Goldman Sachs Extended Global
Market Index ex. U.S. with
Japanese Modification                 +8.62%  +24.95%

*October 28, 1994

These examples show total returns from hypothetical investments in each portfolio. These returns are compared to those of popular indexes for the same periods. The results do not reflect the expenses that apply to the subaccounts or the policies. Inclusion of these charges would reduce total return for all periods shown.

For purposes of calculation, information about each portfolio assumes the deduction of applicable portfolio expenses, makes no adjustments for taxes that may have been paid on the reinvested income and capital gains, and covers a period of widely fluctuating securities prices. Returns shown should not be considered a representation of a portfolio's future performance.

The portfolios' investments may be different from those in the indexes. The indexes reflect reinvestment of all distributions and changes in market prices, but exclude brokerage commissions or other fees.

Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which the fund invests. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Lipper Growth and Income Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to Equity Portfolio, although some funds in the

PAGE 18
index may have somewhat different investment policies or objectives.

Lehman Aggregate Bond Index is an unmanaged index made up of a representative list of government and corporate bonds as well as asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Income Portfolio. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Lipper Balanced Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Managed Portfolio, although some funds in the index may have somewhat different investment policies or objectives.

Merrill Lynch 1-3 Year Government Index is an unmanaged list of all treasury and agency securities. The index is used as a general measure of performance. However, the securities used to create the index may not be representative of the debt securities held in the Government Securities Portfolio.

The Goldman Sachs Extended Global Market Index ex. U.S. consists of market capitalization-weighted combinations of the Financial Times/Standard & Poor's (FT/S&P) Actuaries World Indices and the International Finance Corporation Investable (IFCI) Indices. The FT/S&P Actuaries Indices include 26 primarily developed countries and cover approximately 80% of the equity capitalization within those countries. The IFCI Market Indices consist of an additional 46 primarily emerging market countries and covers between 60% and 70% of the total capitalization in the markets included. The index is used here as a general measure of performance. However, the securities used to create the index may not be representative of the securities held in the International Equity Portfolio.

The Goldman Sachs Extended Global Market Index ex. U.S. with Japanese Modification is calculated by Goldman, Sachs & Co. and is based on the GS-EGMI World Index excluding U.S. region with Japan included at 50% of its percentage weight. The weight of Japan is reset each week and the weights of the remaining countries are proportionally increased to make up for Japan's reduced weight. The index is used here as a general measure of performance. However, the securities used to create the index may not be representative of the securities held in the International Equity Portfolio.

Yield calculations

Income Portfolio and Government Securities Portfolio may calculate a 30-day annualized yield by dividing:

o net investment income per share deemed earned during a 30-day period by

o the net asset value per share on the last day of the period, and

PAGE 19
o    converting the result to a yearly equivalent figure.

This yield calculation does not include any surrender charge or life insurance policy charges, which would reduce the yield quoted.

A portfolio's yield varies from day to day, mainly because share values and net asset values (which are calculated daily) vary in response to changes in interest rates. Net investment income normally changes much less in the short run. Thus, when interest rates rise and share values fall, yield tends to rise. When interest rates fall, yield tends to follow.

Money Market Portfolio calculates annualized simple and compound yields based on a seven-day period.

Past yields should not be considered an indicator of future yields.

Key terms

Average annual total return - The annually compounded rate of return over a given time period (usually two or more years) - total return for the period converted to an equivalent annual figure.

Capital gains or losses - Increase or decrease in value of the securities the portfolio holds. Gains are realized when securities that have increased in value are sold. A portfolio also may have unrealized gains or losses when securities increase or decrease in value but are not sold.

Close of business - Normally 3 p.m. Central time each business day (any day the New York Stock Exchange is open).

Distributions - Payments to the subaccounts of two types: investment income (dividends) and realized net long-term capital gains (capital gains distributions).

Investment income - Dividends and interest earned on securities held by the portfolio.

Net asset value (NAV) - Value of a single share held by the portfolio. It is the total market value of all of a portfolio's investments and other assets, less any liabilities, divided by the number of shares outstanding.

The NAV is the price the subaccount receives when it sells shares. It usually changes from day to day, and is calculated at the close of business. For the Income and Government Securities Portfolios, NAV generally declines as interest rates increase and rises as interest rates decline.

Total return - Sum of all returns for a given period, assuming reinvestment of all distributions. Calculated by taking the total value of shares at the end of the period (including shares acquired by reinvestment), less the price of shares purchased at the beginning of the period.

PAGE 20
Yield - Net investment income earned per share for a specified time period, divided by the share price at the end of the period.

Investment policies and risks

Equity Portfolio - Under normal market conditions, Equity Portfolio invests primarily in U.S. common stocks that the investment manager believes have potential for capital appreciation. The companies in which the portfolio invests may be well-seasoned or relatively new and lesser-known as long as the investment manager believes the stock is attractive for capital growth.

The portfolio also may invest in convertible securities, derivative instruments, money market instruments and foreign investments. Neither foreign investments nor derivative instruments will exceed 25% of the portfolio's total assets.

Income Portfolio - Under normal market conditions, Income Portfolio primarily invests in debt securities. At least 50% of its net assets are invested in corporate bonds of the four highest ratings, in other corporate bonds the investment manager believes have the same investment qualities, and in both U.S. and foreign government bonds.

The portfolio also may invest in corporate bonds with lower ratings, convertible securities, preferred stocks, derivative instruments, foreign investments and money market instruments. Foreign investments are limited to 25% of the portfolio's total assets.

Money Market Portfolio - Under normal market conditions, Money Market Portfolio invests primarily in high-quality, short-term, marketable debt securities and other money market instruments. For a description of money market securities, see Appendix B in the SAI.


Because the portfolio seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the portfolio's returns, and dividend income alone will provide its entire investment return. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The portfolio cannot guarantee that it will always be able to maintain a stable net asset value of $1.00 per share. An investment in the portfolio is neither insured nor guaranteed by the U.S. government.


Managed Portfolio - This portfolio invests in common and preferred stocks, convertible securities, debt securities, derivative instruments, foreign securities and money market instruments. The portfolio manager continuously will adjust the mix of investments subject to the following three net asset limits:
1) up to 75% in equity securities (stocks), 2) up to 75% in bonds or other debt securities, and 3) up to 100% in money market instruments. Stocks and debt securities will be selected for capital appreciation, income or both. Money market instruments will be selected for current income and safety of principal.

PAGE 21
Of the assets invested in bonds, at least 50% will be in corporate bonds of the four highest ratings, in other corporate bonds the investment manager believes have the same investment qualities, and in government bonds. For the other 50% invested in corporate bonds, there is no minimum rating requirement. Foreign investments are limited to 25% of the portfolio's total assets.

Government Securities Portfolio - Under normal market conditions, Government Securities Portfolio invests primarily in securities that are issued or guaranteed by a U.S. governmental unit. The portfolio also may invest in derivative instruments on U.S. government securities. Shares of this portfolio are not insured or guaranteed by the U.S. government or by any other person or entity.

International Equity Portfolio - Under normal market conditions, International Equity Portfolio invests at least 65% of its total assets in foreign equity securities having a potential for superior growth. Superior means portfolio performance better than the Goldman Sachs Extended Global Market Index ex U.S.

The portfolio's investments will be primarily in common stocks and securities convertible into common stocks of foreign issuers. However, if the investment manager believes they have more potential for capital growth, the portfolio may invest in bonds issued or guaranteed either by countries that are members of the Organization for Economic Cooperation and Development (OECD) or by international agencies such as the World Bank or the European Investment Bank. These bonds will not be purchased unless, in the judgment of the investment manager, they are comparable in quality to bonds rated AA by Standard & Poor's Corporation (S&P).


The percentage of portfolio assets invested in particular countries or regions of the world will change according to their political stability and economic condition. Ordinarily, the portfolio will invest in companies domiciled in at least three foreign countries. Please remember that the foreign securities involve special risks.


Normally, investments in U.S. issuers will constitute less than 20% of the portfolio's investments. However, as a temporary measure, the portfolio may invest any portion of its assets in securities of U.S. issuers that appear to have greater potential for superior growth than foreign securities. U.S. investments would include common stocks, convertible securities and corporate and government bonds. The bonds must bear one of the four highest ratings given by Moody's or S&P or must be of comparable quality.

The portfolio also may invest in money market instruments and derivative instruments. No more than 5% of the portfolio's total assets may be invested in options on individual securities.

The various types of investments the portfolio managers use to achieve investment performance are described in more detail in the next section and in the SAI.

PAGE 22
Facts about investments and their risks

Common stocks: Stock prices are subject to market fluctuations. Stocks of larger, established companies that pay dividends may be less volatile than the stock market as a whole. Stocks of smaller or foreign companies or stocks of companies experiencing significant growth and operating in areas of financial and technological change may be subject to more abrupt or erratic price movements than stocks of larger, established companies or the stock market as a whole. Also, small companies often have limited product lines, smaller markets or fewer financial resources. Therefore, some of the securities in which a portfolio invests involve substantial risk and may be considered speculative.


Convertible securities: These securities generally are preferred stocks or bonds that can be exchanged for other securities, usually common stock, at prestated prices. When the trading price of the common stock makes the exchange likely, the convertible securities trade more like common stock.

Debt securities: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of an investment grade bond also fluctuates if its credit rating is upgraded or downgraded.

The price of bonds below investment grade may react more to the ability of a company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations, are more likely to experience a default, and sometimes are referred to as "junk bonds." Reduced market liquidity for these bonds may occasionally make it more difficult to value them. In valuing bonds, a portfolio relies both on independent rating agencies and the investment manager's credit analysis. Securities that are subsequently downgraded in quality may continue to be held and will be sold only when the portfolio's investment manager believes it is advantageous to do so.

                 Bond ratings of holdings for fiscal year ended
                       April 30, 1997 for Income Portfolio

                S&P Rating              Protection of          Percent of net
Percent of      (or Moody's             principal and          assets in unrated
net assets      equivalent)             interest               securities*

42.02%          AAA                     Highest quality            0.13%
 4.22           AA                      High quality                 --
11.19           A                       Upper medium grade         0.07
16.90           BBB                     Medium grade               0.10
11.39           BB                      Moderately speculative       --
 6.39           B                       Speculative                0.04
 0.31           CCC                     Highly speculative         0.02
   --           CC                      Poor quality                 --
   --           C                       Lowest quality               --
   --           D                       In default                   --
 1.03           unrated                  Unrated securities        0.67

* AEFC's assessment of unrated securities.

PAGE 23
                 Bond ratings of holdings for fiscal year ended
                      April 30, 1997 for Managed Portfolio

                S&P Rating              Protection of          Percent of net
Percent of      (or Moody's             principal and          assets in unrated
net assets      equivalent)             interest               securities*

17.44%          AAA                     Highest quality            0.09%
 1.34           AA                      High quality                 --
 3.33           A                       Upper medium grade         0.02
 3.59           BBB                     Medium grade               0.03
 6.17           BB                      Moderately speculative       --
 4.77           B                       Speculative                0.02
 0.46           CCC                     Highly speculative         0.14
   --           CC                      Poor quality                 --
   --           C                       Lowest quality               --
   --           D                       In default                   --
 0.79           unrated                 Unrated securities         0.49

* AEFC's assessment of unrated securities.

(See Appendix G to the SAI for further information regarding ratings.)

Debt securities sold at a deep discount: Some bonds are sold at deep discounts because they do not pay interest until maturity. They include zero coupon bonds and PIK (pay-in-kind) bonds. To comply with tax laws, a portfolio has to recognize a computed amount of interest income and pay dividends to shareholders even though no cash has been received. In some instances, a portfolio may have to sell securities to have sufficient cash to pay the dividends.

Mortgage-backed securities: All portfolios except Money Market may invest in U.S. government securities representing part ownership of pools of mortgage loans. A pool, or group, of mortgage loans issued by such lenders as mortgage bankers, commercial banks and savings and loan associations, is assembled and mortgage pass-through certificates are offered to investors through securities dealers. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to the portfolio, which is influenced by both stated interest rates and market conditions, may be different than the quoted yield on the certificates.

Foreign investments: Securities of foreign companies and governments may be traded in the United States, but often they are traded only on foreign markets. Frequently, there is less information about foreign companies and less government supervision of foreign markets. Foreign investments are subject to currency fluctuations and political and economic risks of the countries in which the investments are made including the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions that might affect an investment adversely. If an investment is made in a foreign market, the local currency must be purchased. This is done by using a forward contract in which the price of the foreign currency in U.S. dollars is established on the

PAGE 24
date the trade is made, but delivery of the currency is not made until the securities are received. As long as a portfolio holds foreign currencies or securities valued in foreign currencies, the price of a portfolio share will be affected by changes in the value of the currencies relative to the U.S. dollar. Because of the limited trading volume in some foreign markets, efforts to buy or sell a security may change the price of the security, and it may be difficult to complete the transaction. The limited liquidity and price fluctuations in emerging markets could make investments in developing countries more volatile.


Derivative instruments: For all portfolios except Money Market, the portfolio managers may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow a portfolio manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties, and inability to close such instruments. A portfolio will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The portfolios' custodian will maintain, in a segregated account, cash or liquid high-grade debt securities that are marked to market daily and are at least equal in value to the portfolios' obligations. No more than 5% of each portfolio's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. For further information, see the options and futures appendixes in the SAI.


Securities and derivative instruments that are illiquid: Illiquid means the security or derivative instrument cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. All securities and derivative instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. Each portfolio manager will follow guidelines established by the board of directors and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of each portfolio's net assets will be held in securities and derivative instruments that are illiquid.

PAGE 25
Money market instruments: Short-term debt securities rated in the top two grades are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Generally less than 25% of each of Equity, Income, Managed, Government Securities and International Equity Portfolio's assets are in these money market instruments. However, for temporary defensive purposes these investments could exceed that amount for a limited period of time.

Securities of other investment companies: Equity, Income and International Equity Portfolio may invest in securities of investment companies by purchase in the open market where the dealer's or sponsor's profit is the regular commission. If any such investment is made, not more than 5% of the portfolio's net assets (10% for International Equity Portfolio) will be so invested. To the extent the portfolio were to make such investments, you may be subject to duplicative advisory, administrative and distribution fees.

The investment policies described above may be changed by the board of directors.

Lending portfolio securities: Each portfolio may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless shareholders approve otherwise, loans may not exceed 30% of a portfolio's net assets.

Alternative investment option

In the future, the board of the fund may determine for operating efficiencies to use a master/feeder structure. Under that structure, the fund's investment portfolios would be managed by another investment company with the same goal as the fund, rather than being invested directly in a portfolio of securities.

Valuing assets

Money Market Portfolio's securities are valued at amortized cost.
In valuing assets of Equity, Income, Managed, Government Securities and International Equity Portfolios:

o Securities and assets with available market values are valued on that basis.

o Securities maturing in 60 days or less are valued at amortized cost.

o Securities and assets without readily available market values are valued according to methods selected in good faith by the board of directors.

o Assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at a rate of exchange set as near to the close of the day as practicable.

PAGE 26
How to invest, transfer or redeem shares

How to invest

You may invest in the portfolios of the fund only by buying a variable life insurance policy offered by IDS Life or IDS Life of New York. Your financial advisor will help you fill out and submit an application. For further information concerning acceptance of your application, see the variable life insurance policy prospectus.

How to transfer among subaccounts

You can transfer all or part of your value in a subaccount to one or more of the other subaccounts. That way, you transfer to a portfolio with a different investment objective. Please refer to your variable life insurance policy prospectus for more information about transfers among subaccounts.

Redeeming shares

The fund will buy (redeem) any shares presented by the subaccounts. Policy surrender details are described in your variable life insurance policy prospectus. Payment generally will be made within seven days of the surrender request. The amount may be more or less than the amount invested. Shares will be redeemed at net asset value at the close of business on the day the request is accepted at the Minneapolis office for IDS Life or at the Albany office for IDS Life of New York. If the request arrives after the close of business, the price per share will be the net asset value at the close of business on the next business day.

Distributions and taxes

The fund distributes to shareholders (the subaccounts) net investment income and net capital gains. It does so to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

Dividend and capital gain distributions


The fund distributes its net investment income (dividends and interest earned on securities held by the fund, less operating expenses) to shareholders (the subaccounts) at the end of each calendar quarter for Equity, Managed and International Equity Portfolios. For Income, Money Market and Government Securities Portfolios, net investment income is distributed monthly. Short- term capital gains distributed are included in net investment income. Net realized capital gains, if any, from selling securities are distributed at the end of the calendar year. Before they are distributed, both net investment income and net capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (Since the distributions are reinvested, the total value of the holdings will not change.) The reinvestment price is the net asset value at close of business on the day the distribution is paid.

PAGE 27
Taxes

The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code. Each portfolio intends to comply with these requirements.

Federal income taxation of separate accounts, life insurance companies and variable life insurance policies is discussed in the variable life insurance policy prospectus.

Income received by the International Equity Portfolio may be subject to foreign tax and withholding. Tax conventions between certain countries and the United States may reduce or eliminate these taxes.

How the fund is organized

IDS Life Series Fund, Inc. is a series mutual fund. The fund is a diversified, open-end management investment company, as defined in the Investment Company Act of 1940. It was incorporated in Minnesota on May 8, 1985. All portfolios began operations on Jan. 20, 1986 except International Equity Portfolio which began operations on Oct. 28, 1994. The fund headquarters are at IDS Tower 10, Minneapolis, MN 55440-0010.

Shares

The fund is owned by the subaccounts, its shareholders. Each of the portfolios issues its own series of common stock. All shares issued by each portfolio are of the same class--capital stock. Par value is $.001 per share. Both full and fractional shares can be issued. The shares of each portfolio making up IDS Life Series Fund, Inc. represent an interest in that portfolio's assets only (and profits or losses) and, in the event of liquidation, each share of a portfolio would have the same rights to dividends and assets as every other share of that portfolio.

Voting rights

For a discussion of the rights of policy owners concerning the voting of shares held by the subaccounts, please see the variable life insurance policy prospectus. Each share of a portfolio has one vote. On an issue affecting a particular portfolio, its shares vote as a separate series. On some issues, all shares of the fund vote together as one series. All shares have cumulative voting when voting on the election of directors.

The goals of the portfolios can be changed only if the majority of the outstanding shares agree. The vote of a majority of the outstanding voting shares means the vote:

o of 67% or more of the voting shares present at such meeting, if the holders of more than 50% of the outstanding voting shares are present or represented by proxy; or

o of more than 50% of the outstanding voting shares, whichever is less.


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PAGE 28
Shareholder meetings

The fund does not hold annual shareholder meetings. However, the directors may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares, to elect or remove directors.

Portfolio managers


Equity Portfolio
Louis Giglio joined AEFC in January of 1994 and serves as portfolio manager. He was appointed to manage this portfolio in April 1997. He also serves as portfolio manager for Strategist World Technologies Fund. Prior to that, he had eight years of experience as a financial analyst with Bear, Stearns & Co. Inc., covering the microcomputer software and computer services industries.


Income Portfolio
Lorraine Hart joined AEFC in 1984 and serves as vice president insurance investments. She has managed this portfolio since 1991. She also manages the invested asset portfolios of IDS Life, IDS Life of New York, and American Enterprise Life Insurance Company.


Money Market Portfolio
Terry Fettig joined AEFC in 1986 and serves as portfolio manager. He has managed this Fund since, 1996. From 1986 to 1992 he was a fixed income securities analyst and from 1992 to 1993 he was an associate portfolio manager. He also serves as portfolio manager of IDS Cash Management Fund, IDS Life Moneyshare Fund, IDS Tax-Free Money Fund and IDS Intermediate Tax-Exempt Fund.


Managed Portfolio
Scott Schroepfer joined AEFC in 1990 and serves as portfolio manager. He has managed the fixed income portfolio of Managed Portfolio since 1995 and as associate portfolio manager since 1994. Prior to that he served as a high-yield corporate bond analyst.

Anne Obermeyer joined AEFC in 1984 and currently serves as portfolio manager. She served as an associate portfolio manager with the growth and income team from 1996 to 1997 and served as an equity analyst since 1992.

Government Securities Portfolio
Colin Lundgren joined AEFC in 1986 and serves as portfolio manager. He has managed this portfolio since January 1997. He served as Associate Portfolio Manager for IDS Advisory and Wealth Management Service from 1995 to 1997. Prior to that he has held various positions of responsibility for the development and operation of enhanced equity index products, fixed income quantitative analysis, and mortgage sector analysis.

International Equity Portfolio
Richard Lazarchic joined AEFC in 1979 and serves as portfolio manager. He was associate portfolio manager of IDS Mutual from 1988 through 1989 and served as portfolio manager of IDS Utilities Income Fund from 1989 through mid 1993 and Diversified Equity

PAGE 29
Income Fund from 1990 through mid 1994. He also serves as portfolio manager of IDS Managed Retirement Fund.

Directors and officers

Shareholders elect a board of directors that oversees the operations of the fund and chooses its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings.


On April 30, 1997 the fund's directors and officers did not own any shares of the fund.


Investment manager

The fund pays IDS Life for managing its portfolio, providing administrative services and serving as transfer agent.

Under its Investment Management and Services Agreement, IDS Life determines which securities will be purchased, held or sold (subject to the direction and control of the fund's board of directors). For these services the fund pays IDS Life a fee based on the average daily net assets of the portfolios at the following rates: 0.7% on an annual basis for Equity, Income, Managed and Government Securities Portfolios, 0.5% for Money Market Portfolio, and 0.95% for International Equity Portfolio.


Under the Agreement, the fund also pays taxes, brokerage commissions and nonadvisory expenses. However, IDS Life has agreed to a voluntary limit of the annual charge of 0.1% of the average daily net assets of the fund for these nonadvisory expenses. Total net fees and expenses incurred after the limitations by each portfolio amounted to .76%, .80%, .60%, .75%, .80% and 1.05% of average daily net assets for Equity, Income, Money Market, Managed, Government Securities and International Equity Portfolios; respectively for the period ended April 30, 1997.


IDS Life reserves the right to discontinue limiting these nonadvisory expenses at 0.1%. However, its present intention is to continue the limit until the time that actual expenses are less than the limit.

Investment advisory agreement

IDS Life and AEFC have an Investment Advisory Agreement that calls for IDS Life to pay AEFC a fee for investment advice about the fund's portfolios. The fee paid by IDS Life is 0.25% of Equity, Income, Money Market, Managed and Government Securities Portfolios' average net assets for the year. The fee paid by IDS Life is 0.35% of International Equity Portfolio's average net assets for the year. AEFC also executes purchases and sales and negotiates brokerage as directed by IDS Life.

PAGE 30
About IDS Life and American Express Financial Corporation

General information

IDS Life Series Fund is managed by IDS Life, a wholly owned subsidiary of AEFC, which itself is a wholly owned subsidiary of the American Express Company (American Express), a financial services company headquartered in New York City.

IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and located at IDS Tower 10, Minneapolis, MN 55440-0010. IDS Life conducts a conventional life insurance business in the District of Columbia and all states except New York.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.


AEFC has been providing financial services since 1894. Besides managing investments for all publicly offered funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life. Total assets under management on April 30, 1997 were more than $149 billion.


American Express Financial Advisors Inc. serves individuals and businesses through its nationwide network of more than 175 offices and more than 7,800 planners.

Other subsidiaries provide investment management and related services for pension, profit-sharing, employee savings and endowment funds of businesses and institutions.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       for

                           IDS LIFE SERIES FUND, INC.
                      Equity Portfolio
                      Government Securities Portfolio
                      Income Portfolio
                      International Equity Portfolio
                      Managed Portfolio
                      Money Market Portfolio


                                  June 27, 1997



This Statement of Additional Information is not a prospectus. It should be read together with the fund's prospectus which may be obtained from your financial advisor, or by writing or calling IDS Life Series Fund, Inc. at the address or telephone number below.

International Equity Portfolio is not available for investment under all life insurance policies. Please see the prospectus for your policy to see if it is available.


The date of this Statement of Additional Information is June 27, 1997, and is to be used with the fund's Prospectus dated June 27, 1997 and the fund's Annual Report for the fiscal year ended April 30, 1997.


IDS Life Series Fund, Inc.
IDS Tower 10
Minneapolis, MN  55440-0010
(612) 671-3733
800-437-0602
TTY:  800-285-8846


New York Service:
(518) 869-8613



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PAGE 32
                                TABLE OF CONTENTS

Goals and Investment Policies........................See Prospectus

Additional Investment Policies................................p. 3

Portfolio Transactions........................................p. 22

Brokerage Commissions Paid to
Brokers Affiliated with IDS Life..............................p. 24

Calculation of Total Return...................................p. 25

Calculation of Yield..........................................p. 26

Valuing Each Portfolio's Shares...............................p. 27

Investing in the Fund.........................................p. 30

Redeeming Shares..............................................p. 30


Investment Management and Other Services......................p. 31

Management of the Fund........................................p. 32

Custodian.....................................................p. 34

Independent Auditors..........................................p. 35

Financial Statements..............................See Annual Report

Appendix A:  Foreign Currency Transactions, for
             Investments of Equity, Income, Managed
             and International Equity Portfolios..............p. 36

Appendix B:  Description of Money Market Securities, for
             Investments of all Portfolios except
             Government Securities............................p. 41

Appendix C:  Options and Stock Index Futures Contracts,
             for Investments of Equity, Managed and
             International Equity Portfolios..................p. 43

Appendix D:  Options and Interest Rate Futures Contracts,
             for Investments of Income, Managed and
             Government Securities Portfolios.................p. 51

Appendix E:  Mortgage-Backed Securities and Additional
             Information on Investment Policies for all
             Portfolios except Money Market...................p. 57

Appendix F:  Dollar-Cost Averaging............................p. 60

Appendix G:  Description of Corporate Bond Ratings............p. 61

PAGE 33
ADDITIONAL INVESTMENT POLICIES

In addition to the investment goals and policies presented in the prospectus, each portfolio has the investment policies stated below.

Unless the holders of a majority of the outstanding shares (as defined in the section entitled "Voting rights" of the prospectus) of Equity Portfolio agree to a change, Equity Portfolio will not:

'Underwrite securities of other issuers. However, this shall not preclude the purchase of securities for investment, on original issue or otherwise, and shall not preclude the acquisition of portfolio securities under circumstances where the portfolio would not be free to sell them without being deemed an underwriter for purposes of the Securities Act of 1933 (1933 Act) and without registration of such securities or the filing of a notification under that Act, or the taking of similar action under other securities laws relating to the sale of securities.


'Buy securities of an issuer if the officers and directors of the portfolio, American Express Financial Corporation (AEFC) and IDS Life Insurance Company (IDS Life) hold more than a certain percent of the issuer's outstanding securities. If the holdings of all officers and directors of the portfolio and of AEFC who own more than 0.5% of an issuer's securities are added together and if in total they own more than 5%, the portfolio will not purchase securities of that issuer.


'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

'Make cash loans if the total commitment amount exceeds 5% of the portfolio's total assets.

'Lend portfolio securities in excess of 30% of its net assets, at market value. The current policy of the board of directors is to make these loans, either long- or short-term, to broker-dealers. In making such loans, the portfolio gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board of directors. If the market price of the loaned securities goes up, the portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. A loan will not be made unless the opportunity for additional

PAGE 34
income outweighs the risks. During the existence of the loan, the portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities.

'Invest more than 5% of its total assets, at market value, in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities. Up to 25% of the portfolio's total assets may be invested without regard to this 5% limitation.

'Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The portfolio will not purchase additional portfolio securities at any time borrowing for temporary purposes exceeds 5%. The portfolio has not borrowed in the past and has no present intention to borrow.

'Concentrate its investments in any particular industry, but reserves freedom of action to do so provided that not more than 25% of its assets, taken at cost, may be so invested at any one time.

'Purchase securities of any issuer if immediately after and as a result of such purchase the Portfolio would own more than 10% of the outstanding voting securities of such issuer.

Unless changed by the board of directors, the following policies apply to Equity
Portfolio:

The portfolio will not invest in companies for the purpose of, or with the effect of, acquiring control.

The portfolio will not buy on margin or sell short.

The portfolio will not invest in securities of any investment company except in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission. The portfolio does not intend to invest in such securities but may do so to the extent of not more than 5% of its total assets (taken at market or other current value). The portfolio may acquire limited amounts of securities of one or more investment companies as permitted by the Investment Company Act of 1940 (1940 Act), in connection with the acquisition of or merger with such companies. Except for these instances, the portfolio will not purchase securities of investment companies.

The portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when issued securities or forward commitments). A portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The portfolio's custodian will maintain, in a segregated account, cash or liquid high-grade debt securities that are marked to market daily and are at least equal in value to the portfolio's commitments to purchase the securities.

PAGE 35
When-issued securities or forward commitments are subject to market fluctuations and they may affect the portfolio's total assets the same as owned securities.

The portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. or Standard & Poor's Corporation or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the portfolio's ability to liquidate the security involved could be impaired.

The portfolio does not intend to invest more than 2% of its net assets in warrants that are not listed on a national securities exchange. In no event will the investment in warrants exceed 5% of the portfolio's net assets. A warrant is a right to buy a certain security at a set price for a certain period of time and is freely traded in the market.

The portfolio may invest in Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the United States government or its agencies and instrumentalities. In determining the liquidity of Rule 144A securities, IOs and POs, the investment manager, under guidelines established by the board of directors, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

The portfolio may invest in commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933 (4(2) paper). In determining the liquidity of 4(2) paper, the investment manager, under guidelines established by the board of directors, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

PAGE 36
The portfolio will not invest in securities which are not readily marketable (including restricted securities and repurchase agreements over 7 days) without registration or the filing of a notification under the 1933 Act, or the taking of similar action under other securities laws relating to the sale of securities, if immediately after the making of any such investment more than 10% of the portfolio's net assets (taken at market or other current value) are invested in such securities.

The portfolio will not invest in interests in oil, gas and other mineral exploration or development programs.

Notwithstanding any of the portfolio's other investment policies, the portfolio may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the portfolio for the purpose of having those assets managed as part of a combined pool.

Unless the holders of a majority of the outstanding shares (as defined in the section entitled "Voting rights" of the prospectus) of Government Securities Portfolio agree to a change, Government
Securities Portfolio will not:

'Act as an underwriter (sell securities for others). However, under the securities laws, the portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.


'Buy securities of an issuer if the officers and directors of the portfolio, AEFC and IDS Life hold more than a certain percent of the issuer's outstanding securities. If the holdings of all officers and directors of the portfolio and of AEFC who own more than 0.5% of an issuer's securities are added together and if in total they own more than 5%, the portfolio will not purchase securities of that issuer.


'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

'Make cash loans if the total commitment amount exceeds 5% of the portfolio's total assets.

'Lend portfolio securities in excess of 30% of its net assets, at market value. The current policy of the board of directors is to make these loans, either long- or short-term, to broker-dealers.

PAGE 37
In making such loans, the portfolio gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board of directors. If the market price of the loaned securities goes up, the portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. A loan will not be made unless the opportunity for additional income outweighs the risks. During the existence of the loan, the portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities.

'Invest more than 5% of its total assets, at market value, in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities. Up to 25% of the portfolio's total assets may be invested without regard to this 5% limitation.

'Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The portfolio will not purchase additional portfolio securities at any time borrowing for temporary purposes exceeds 5%. The portfolio has not borrowed in the past and has no present intention to borrow.

'Make a loan of any part of its assets to AEFC, to the officers and directors of AEFC or to its own officers and directors.

'Buy any property or security (other than securities issued by the portfolio) from any officer or director of AEFC or the Fund, nor will the portfolio sell any property or security to them.

'Issue senior securities, except that this restriction shall not be deemed to prohibit the portfolio from borrowing money from banks, lending its securities, or entering into repurchase agreements or options or futures contracts.

Unless changed by the board of directors, the following policies will apply to Government Securities Portfolio:

The portfolio will not invest in illiquid securities if, immediately after making such an investment, more than 10% of the portfolio's net assets, at market, would be invested in such securities.

The portfolio will not invest for the purpose of exercising control or management.

The portfolio will not buy on margin or sell short, except that it may enter into interest rate futures contracts.

PAGE 38
The portfolio will not invest in securities of investment companies except by purchase in the open market where the dealer's or sponsor's profit is just the regular commission.

The portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when issued securities or forward commitments). A portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The portfolio's custodian will maintain, in a segregated account, cash or liquid high-grade debt securities that are marked to market daily and are at least equal in value to the portfolio's commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the portfolio's total assets the same as owned securities.

The portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. or Standard & Poor's Corporation or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the portfolio's ability to liquidate the security involved could be impaired.

The portfolio may invest in repurchase agreements. Repurchase agreements involve investment in debt securities whereby the seller agrees to repurchase the securities at cost plus an agreed to interest rate within a specified time. A risk of a repurchase agreement is that if the party with whom this portfolio has entered into such an agreement seeks the protection of bankruptcy laws, the portfolio's ability to liquidate the security involved could be temporarily impaired, and it subsequently may incur a loss if the value of the security declines, or if the other party defaults on its obligation. There also is the risk that the portfolio may be delayed or prevented from exercising its rights to dispose of the collateral securities.

The portfolio may invest in Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the United States government or its agencies and instrumentalities. In determining the liquidity

PAGE 39
of Rule 144A securities, IOs and POs, the investment manager, under guidelines established by the board of directors, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

The portfolio may invest in commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933 (4(2) paper). In determining the liquidity of 4(2) paper, the investment manager, under guidelines established by the board of directors, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The portfolio will not pledge or mortgage its assets beyond 15% of the cost of its gross assets. For purposes of this restriction, collateral arrangements with respect to margin for interest rate futures contracts are not deemed to be a pledge of assets.

Notwithstanding any of the portfolio's other investment policies, the portfolio may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the portfolio for the same purpose of having those assets managed as part of a combined pool.

Unless the holders of a majority of the outstanding shares (as defined in the section entitled "Voting rights" of the prospectus) of Income Portfolio agree to a change, Income Portfolio will not:

'Underwrite securities of other issuers. However, this shall not preclude the purchase of securities for investment, on original issue or otherwise, and shall not preclude the acquisition of portfolio securities under circumstances where the portfolio would not be free to sell them without being deemed an underwriter for purposes of the Securities Act of 1933 (1933 Act) and without registration of such securities or the filing of a notification under that Act, or the taking of similar action under other securities laws relating to the sale of securities.


'Buy securities of an issuer if the officers and directors of the portfolio, AEFC and IDS Life hold more than a certain percent of the issuer's outstanding securities. If the holdings of all officers and directors of the portfolio and of AEFC who own more than 0.5% of an issuer's securities are added together and if in total they own more than 5%, the portfolio will not purchase securities of that issuer.


'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

PAGE 40
'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

'Make cash loans if the total commitment amount exceeds 5% of the portfolio's total assets.

'Lend portfolio securities in excess of 30% of its net assets, at market value. The current policy of the board of directors is to make these loans, either long- or short-term, to broker-dealers. In making such loans, the portfolio gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board of directors. If the market price of the loaned securities goes up, the portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. A loan will not be made unless the opportunity for additional income outweighs the risks. During the existence of the loan, the portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities.

'Invest more than 5% of its total assets, at market value, in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities. Up to 25% of the portfolio's total assets may be invested without regard to this 5% limitation.

'Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The portfolio will not purchase additional portfolio securities at any time borrowing for temporary purposes exceeds 5%. The portfolio has not borrowed in the past and has no present intention to borrow.

'Concentrate its investments in any particular industry, but reserves freedom of action to do so provided that not more than 25% of its assets, taken at cost, may be so invested at any one time.

'Purchase securities of any issuer if immediately after and as a result of such purchase the portfolio would own more than 10% of the outstanding voting securities of such issuer.

Unless changed by the board of directors, the following policies apply to Income
Portfolio:

The portfolio will not invest in companies for the purpose of, or with the effect of, acquiring control.

The portfolio will not buy on margin or sell short.

PAGE 41
The portfolio will not invest in securities of any investment company except in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission. The portfolio does not intend to invest in such securities but may do so to the extent of not more than 5% of its total assets (taken at market or other current value). The portfolio may acquire limited amounts of securities of one or more investment companies as permitted by the Investment Company Act of 1940 (1940 Act), in connection with the acquisition of or merger with such companies. Except for these instances, the portfolio will not purchase securities of investment companies.

The portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when issued securities or forward commitments). A portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The portfolio's custodian will maintain, in a segregated account, cash or liquid high-grade debt securities that are marked to market daily and are at least equal in value to the portfolio's commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the portfolio's total assets the same as owned securities.

The portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. or Standard & Poor's Corporation or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the portfolio's ability to liquidate the security involved could be impaired.

The portfolio may invest in Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the United States government or its agencies and instrumentalities. In determining the liquidity of Rule 144A securities, IOs and POs, the investment manager, under guidelines established by the board of directors, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.



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PAGE 42
The portfolio may invest in commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933 (4(2) paper). In determining the liquidity of 4(2) paper, the investment manager, under guidelines established by the board of directors, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The portfolio will not invest in securities which are not readily marketable (including restricted securities and repurchase agreements over 7 days) without registration or the filing of a notification under the 1933 Act, or the taking of similar action under other securities laws relating to the sale of securities, if immediately after the making of any such investment more than 10% of the portfolio's net assets (taken at market or other current value) are invested in such securities.

The portfolio will not invest in interests in oil, gas and other mineral exploration or development programs.

Notwithstanding any of the portfolio's other investment policies, the portfolio may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the portfolio for the purpose of having those assets managed as part of a combined pool.

Unless the holders of a majority of the outstanding shares (as defined in the section entitled "Voting rights" of the prospectus) of International Equity Portfolio agree to a change, International
Equity Portfolio will not:

'Act as an underwriter (sell securities for others). However, under the securities laws, the portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when its sells restricted securities.


'Buy securities of an issuer if the directors and officers of the portfolio, AEFC and IDS Life hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all officers and directors of the portfolio, AEFC and IDS Life who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the portfolio will not purchase securities of that issuer.


'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.




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PAGE 43
'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

'Make cash loans if the total commitment amount exceeds 5% of the portfolio's total assets.

'Lend portfolio securities in excess of 30% of its net assets, at market value. The current policy of the board of directors is to make these loans, either long- or short-term, to broker-dealers. In making such loans, the portfolio gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board of directors. If the market price of the loaned securities goes up, the portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. A loan will not be made unless the opportunity for additional income outweighs the risks. During the existence of the loan, the portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities.

'Invest more than 5% of its total assets, at market value, in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities. Up to 25% of the portfolio's total assets may be invested without regard to this 5% limitation.

'Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The portfolio will not purchase additional portfolio securities at any time borrowing for temporary purposes exceeds 5%. The portfolio has not borrowed in the past and has no present intention to borrow.

'Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of a portfolio's total assets, based on current market value at time of purchase, can be invested in any one industry.

'Purchase more than 10% of the outstanding voting securities of an issuer.

'Make a loan of any part of its assets to AEFC, to its directors and officers or to its own directors and officers.

PAGE 44
'Issue senior securities, except to the extent that borrowing from banks, lending its securities, or entering into repurchase agreements or options or futures contracts may be deemed to constitute issuing a senior security.

Unless changed by the board of directors, the following policies apply to International Equity Portfolio:

The portfolio will not invest more than 10% of the portfolio's net assets in illiquid securities and derivative instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

The portfolio will not invest in a company to control or manage it.

The portfolio will not buy on margin or sell short, but the portfolio may make margin payments in connection with transactions in stock index futures contracts.

The portfolio will not invest more than 10% of its net assets, at market, in securities of investment companies. To the extent the portfolio were to make such investments, the shareholders may be subject to duplicate advisory, administrative and distribution fees.

The portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when issued securities or forward commitments). A portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The portfolio's custodian will maintain, in a segregated account, cash or liquid high-grade debt securities that are marked to market daily and are at least equal in value to the portfolio's commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the portfolio's total assets the same as owned securities.

The portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. or

PAGE 45
Standard & Poor's Corporation or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the portfolio's ability to liquidate the security involved could be impaired.

The portfolio will not pledge or mortgage its assets beyond 15% of the cost of its total assets. If the portfolio were ever to do so, valuation of its assets would be based on market value and the portfolio would comply with applicable state laws, one of which requires 90% of the offering price to consist of net assets that are not pledged or mortgaged. For the purpose of this restriction, collateral arrangements with respect to margin for futures contracts are not deemed to be a pledge of assets.

The portfolio may invest in Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the United States government or its agencies and instrumentalities. In determining the liquidity of Rule 144A securities, IOs and POs, the investment manager, under guidelines established by the board of directors, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

The portfolio may invest in commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933 (4(2) paper). In determining the liquidity of 4(2) paper, the investment manager, under guidelines established by the board of directors, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

Notwithstanding any of the portfolio's other investment policies, the portfolio may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the portfolio for the purpose of having those assets managed as part of a combined pool.

Unless the holders of a majority of the outstanding shares (as defined in the section entitled "Voting rights" of the prospectus) of Managed Portfolio agree to a change, Managed Portfolio will not:

'Act as an underwriter (sell securities for others). However, under the securities laws, the portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

'Purchase more than 10% of the outstanding voting securities of an issuer.

'Buy securities of an issuer if the officers and directors of the portfolio, AEFC and IDS Life hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all officers and directors of the portfolio and of AEFC who own more than 0.5% of an issuer's securities are added together and if in total they own more than 5%, the portfolio will not purchase securities of that issuer.


'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

'Make cash loans if the total commitment amount exceeds 5% of the portfolio's total assets.

'Lend portfolio securities in excess of 30% of its net assets, at market value. The current policy of the board of directors is to make these loans, either long- or short-term, to broker-dealers. In making such loans, the portfolio gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board of directors. If the market price of the loaned securities goes up, the portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. A loan will not be made unless the opportunity for additional income outweighs the risks. During the existence of the loan, the portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities.

'Invest more than 5% of its total assets, at market value, in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities. Up to 25% of this Portfolio's total assets may be invested without regard to this 5% limitation.

'Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The portfolio will not purchase additional portfolio securities at any time borrowing for temporary purposes exceeds 5%. The portfolio has not borrowed in the past and has no present intention to borrow.

PAGE 47
'Concentrate in any one industry. (According to the present interpretation of the staff of the Securities and Exchange Commission this means no more than 25% of the portfolio's total assets, based on current market value at the time of purchase, can be invested in any one industry).

'Make a loan of any part of its assets to AEFC, to the officers and directors of AEFC or to its own officers and directors.

'Issue senior securities, except that this restriction shall not be deemed to prohibit the portfolio from borrowing money from banks, lending its securities, or entering into repurchase agreements or options or futures contracts.

Unless changed by the board of directors, the following policies apply to Managed Portfolio:

The portfolio will not invest in a company to get control or manage it.

The portfolio will not buy on margin or sell short, but it may make margin payments in connection with transactions in futures contracts.

The portfolio will not invest in securities of investment companies except by purchases in the open market where the dealer's or sponsor's profit is just the regular commission.

The portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when issued securities or forward commitments). A portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The portfolio's custodian will maintain, in a segregated account, cash or liquid high-grade debt securities that are marked to market daily and are at least equal in value to the portfolio's commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the portfolio's total assets the same as owned securities.

The portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. or

PAGE 48
Standard & Poor's Corporation or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the portfolio's ability to liquidate the security involved could be impaired.

The portfolio will not invest more than 5% of its total assets, taken at cost, in securities of companies, including any predecessor, which have a record of less than three years continuous operations.

The portfolio does not intend to invest in exploration or development programs, such as oil, gas or mineral programs.

The portfolio may invest in repurchase agreements. Repurchase agreements involve investment in debt securities whereby the seller agrees to repurchase the securities at cost plus an agreed to interest rate within a specified time. A risk of a repurchase agreement is that if the party with whom this portfolio has entered into such an agreement seeks the protection of bankruptcy laws, the portfolio's ability to liquidate the security involved could be temporarily impaired, and it subsequently may incur a loss if the value of the security declines, or if the other party defaults on its obligation. There also is the risk that the portfolio may be delayed or prevented from exercising its rights to dispose of the collateral securities.

The portfolio may invest in Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the United States government or its agencies and instrumentalities. In determining the liquidity of Rule 144A securities, IOs and POs, the investment manager, under guidelines established by the board of directors, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

The portfolio may invest in commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933 (4(2) paper). In determining the liquidity of 4(2) paper, the investment manager, under guidelines established by the board of directors, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The portfolio does not intend to invest in illiquid securities if, immediately after making such an investment, more than 10% of the portfolio's net assets, at market, would be invested in such securities.

PAGE 49
The portfolio will not pledge or mortgage its assets beyond 15% of the cost of its gross assets taken at cost. For the purposes of this restriction, collateral arrangements with respect to margin for futures contracts are not deemed to be a pledge of assets.

Notwithstanding any of the portfolio's other investment policies, the portfolio may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the portfolio for the purpose of having those assets managed as part of a combined pool.

Unless the holders of a majority of the outstanding shares (as defined in the section entitled "Voting rights" of the prospectus) of Money Market Portfolio agree to a change, Money Market Portfolio will not:

'Act as an underwriter (sell securities for others). However, under securities laws the portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.


'Buy securities of an issuer if the directors and officers of the portfolio, AEFC and IDS Life hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all directors and officers of the portfolio and of AEFC who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the portfolio will not purchase securities of that issuer.


'Buy or sell real estate, commodities, or commodity contracts.

'Make cash loans. However, it does make short-term investments which it may have an agreement with the seller to reacquire (See Appendix B).

'Lend portfolio securities in excess of 30% of its net assets, at market value. The current policy of the board of directors is to make these loans, either long- or short-term, to broker-dealers. In making such loans the portfolio gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board of directors. If the market price of the loaned securities goes up, the portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. A loan will not be made unless the opportunity for additional income outweighs the risks. During the existence of the loan, the portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities.

'Invest more than 5% of its total assets, at market value, in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities.

PAGE 50
'Borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The portfolio will not purchase additional portfolio securities at any time borrowing for temporary purposes exceeds 5%. The portfolio has not borrowed in the past and has no present intention to borrow.

'Buy on margin or sell short.

'Invest in exploration or development programs, such as oil, gas or mineral programs.

'Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

'Pledge or mortgage portfolio assets beyond 15% of the cost of the portfolio's gross assets. If the portfolio should engage in such transactions, valuation of its assets for such purposes would be based on their market value.

'Invest in an investment company beyond 5% of its total assets taken at market and then only on the open market where the dealer's or sponsor's profit is just the regular commission. However, the portfolio will not purchase or retain the securities of other open-end investment companies.

'Invest in a company to get control or manage it.

'Invest more than 25% of the portfolio's assets taken at market value in any particular industry, except there is no limitation with respect to investing in U.S. government or agency securities and bank obligations. Investments are varied according to what is judged advantageous under different economic conditions.

Unless changed by the board of directors, the following policies apply to Money Market Portfolio:

The portfolio will not invest in illiquid securities if, immediately after making such an investment, more than 10% of the portfolio's net assets, at market, would be invested in such securities.

The portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when issued securities or forward commitments). A portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The portfolio's custodian will maintain, in a segregated account, cash or liquid high-grade debt

PAGE 51
securities that are marked to market daily and are at least equal in value to the portfolio's commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the portfolio's total assets the same as owned securities.

The portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. or Standard & Poor's Corporation or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the portfolio's ability to liquidate the security involved could be impaired.

The portfolio may invest in repurchase agreements. Repurchase agreements involve investment in debt securities whereby the seller agrees to repurchase the securities at cost plus an agreed to interest rate within a specified time. A risk of a repurchase agreement is that if the party with whom this portfolio has entered into such an agreement seeks the protection of bankruptcy laws, the portfolio's ability to liquidate the security involved could be temporarily impaired, and it subsequently may incur a loss if the value of the security declines, or if the other party defaults on its obligation. There also is the risk that the portfolio may be delayed or prevented from exercising its rights to dispose of the collateral securities.

Notwithstanding any of the portfolio's other investment policies, the portfolio may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the portfolio for the purpose of having those assets managed as part of a combined pool.

For a discussion on foreign currency transactions, see Appendix A. For a discussion on money market securities, see Appendix B. For a discussion on options and stock index futures contracts, see Appendix C. For a discussion on options and interest rate futures contracts, see Appendix D. For a discussion on mortgage-backed securities, see Appendix E. For a discussion on dollar-cost averaging, see Appendix F. For a description of corporate bond ratings, see Appendix G.




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PAGE 52
PORTFOLIO TRANSACTIONS

Subject to policies set by the board of directors, IDS Life is authorized to determine, consistent with each portfolio's investment goals and policies, which securities shall be purchased, held or sold. In determining where the buy and sell orders are to be placed, IDS Life has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board of directors. IDS Life intends to direct AEFC to execute trades and negotiate commissions on its behalf. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker. These services are covered by the Investment Advisory agreement between AEFC and IDS Life. When AEFC acts on IDS Life's behalf for the fund, it follows the rules described here for IDS Life.


AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activites that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager. AEFC carefully monitors compliance with its Code of Ethics.


Because Income Portfolio's investments are primarily in bonds, which are traded in the over-the-counter market, IDS Life generally will deal through a dealer acting as a principal. The price usually includes a dealer's mark-up without a separate brokerage charge. When IDS Life believes that dealing through a broker as agent for a commission will produce the best results, it will do so. The portfolio also may buy securities directly from an issuing company which may be resold only privately to other institutional investors.

On occasion it may be desirable to compensate a broker for research services or for brokerage services, by paying a commission which might not otherwise be charged or a commission in excess of the amount another broker might charge. The board of directors has adopted a policy authorizing IDS Life to do so to the extent authorized by law, if IDS Life determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or IDS Life's or AEFC's overall responsibilities.

Research provided by brokers supplements IDS Life's own research activities. Research services provided by brokers include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stock and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical

PAGE 53
information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. IDS Life has obtained and, in the near future, may obtain computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the Securities and Exchange Commission.

When paying a commission that might not otherwise be charged or a commission in excess of that which another broker might charge, IDS Life must follow procedures authorized by the board of directors. To date, three procedures have been authorized. One procedure permits IDS Life to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits IDS Life, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded only in the over-the-counter market to a firm that does not make a market in the security. The commission paid generally includes compensation for research services. The third procedure permits IDS Life, in order to obtain research and brokerage services, to cause a Portfolio to pay a commission in excess of the amount another broker might have charged. IDS Life has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuous basis to obtain such services as: handling large orders; the willingness of a broker to risk its own money by taking a position in a security; and specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but IDS Life believes it may obtain better overall execution. IDS Life has assured the fund that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions shall be executed on the basis of the policy to obtain the best available price and the most favorable execution. In so doing, if, in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by IDS Life and AEFC in providing advice to all the funds and other accounts advised by IDS Life even though it is not possible to relate the benefits to any particular fund or account.

Each investment decision made for a portfolio is made independently from any decision made for another portfolio or fund or other account advised by IDS Life or any of its subsidiaries. When a portfolio buys or sells the same security as another fund or account, IDS Life carries out the purchase or sale in a way the fund agrees in advance is fair. Although sharing in large

PAGE 54
transactions may adversely affect the price or volume purchased or sold by the fund, the fund hopes to gain an overall advantage in execution. IDS Life has assured the fund it will continue to seek ways to reduce brokerage costs.

On a periodic basis, IDS Life makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, back office efficiency and research services.

The portfolios paid total brokerage commissions of $947,711 for fiscal year 1995, $1,546,768 for fiscal year 1996 and $3,573,645 for fiscal year ended April 30, 1997. The majority of all firms through whom transactions were executed provide research services. Transactions amounting to $75,930,000 with related commissions of $247,186 were directed to brokers by the fund because of research services received for the fiscal year ended April 30, 1997.

Equity, Income, Money Market and Managed Portfolios' acquisition during the period ended April 30, 1997, of securities of its regular brokers or dealers or of the parents of those brokers or dealers that derive more than 15% of gross revenue from securities-related activities is presented below:

                               Value of Securities
                               Owned at End of
Name of Issuer                 Fiscal Year
--------------                 -----------
Bank America                   $5,927,266
Salomon Brothers                  475,980
Merrill Lynch                   2,017,703
Charles Schwab                  3,988,462
Dean Witter Reynolds            4,780,877
First Chicago Capital Markets   1,191,088
Goldman Sachs & Co.               796,796
J.P. Morgan Securities          1,953,000
Morgan Stanley                  3,320,659
Travelers Group                 6,195,500

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH IDS LIFE

Affiliates of American Express Company (of which IDS Life is a wholly owned indirect subsidiary) may engage in brokerage and other securities transactions on behalf of the fund in accordance with procedures adopted by the fund's Board of Directors and to the extent consistent with applicable provisions of the federal securities laws. IDS Life will use an American Express affiliate only if
(i) IDS Life determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) if such use is consistent with terms of the Investment Management and Services Agreement.

AEFC may direct brokerage to compensate an affiliate. AEFC will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. AEFC owns 100%

PAGE 55
of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to AEFC and in turn AEFC will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.

Information about brokerage commissions paid by the fund for the last three fiscal years to brokers affiliated with IDS Life is contained in the following table:

                                     For the Fiscal Year Ended April 30,

                                                 1997                            1996            1995
                           ---------------------------------------------      ----------      -------
                           Aggregate                   Percent of             Aggregate       Aggregate
                           Dollar                      Aggregate Dollar       Dollar          Dollar
                           Amount of     Percent of    Amount of              Amount of       Amount of
             Nature        Commissions   Aggregate     Transactions           Commissions     Commissions
             of            Paid to       Brokerage     Involving Payment      Paid to         Paid to
  Broker     Affiliation   Broker        Commissions   of Commissions         Broker          Broker
  American       (2)       $24,523       0.69          1.06                   $50,443         $31,425
  Enterprise
  Investment
  Services Inc.

  Lehman         (1)       $0                                                  $0              $18,512
  Brothers
  Inc.

(1) Under common control with AEFC as a subsidiary of American Express Company (American Express) until July 30, 1993.
(2) Wholly owned subsidiary of AEFC.

PERFORMANCE INFORMATION

Each portfolio may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations used by a fund are based on standardized methods of computing performance as required by the SEC. An explanation of these and any other methods used by each portfolio to compute performance follows below.

CALCULATION OF TOTAL RETURN

Each portfolio may calculate average annual total return for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

where:          P = a hypothetical initial payment of $1,000
                T = average annual total return
                n = number of years
              ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of a period, at the end of the period (or fractional portion thereof)

PAGE 56
Aggregate total return

Each portfolio may calculate aggregate total return for certain periods representing the cumulative change in the value of an investment in a portfolio over a specified period of time according to the following formula:

                             ERV - P
                                 P

where:   P  =  a hypothetical initial payment of $1,000
       ERV  =  ending redeemable value of a hypothetical $1,000
               payment at the beginning of a period, at the end of the period (or fractional portion thereof)

CALCULATION OF YIELD

Government Securities and Income Portfolios - These portfolios may calculate an annualized yield by dividing the average net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                              Yield = 2[ (a-b + 1) 6 - 1]
                                          cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)
                c = the average daily number of shares outstanding
                    during the period that were entitled to receive dividends
                d = the maximum offering price per share on the
                    last day of the period


Government Securities Portfolio's yield was 5.84% for the 30-day period ended April 30, 1996 and Income Portfolio's yield was 6.63%. IDS Life has agreed to a voluntary limitation of non-advisory expenses at an annual charge not to exceed
0.1 percent of the average daily net assets of the Fund. If non-advisory expenses had not been limited, Government Securities Portfolio's yield would have been 5.79%. Income Portfolio's yield would have been 6.63*%.


*Expenses did not exceed .1% of average daily net assets.

Money Market Portfolio calculates annualized simple and compound yields based on a seven-day period.

The simple yield is calculated by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of the seven day period, dividing the net change in account value by the value of the account at the beginning of the

PAGE 57
period to obtain the return for the period, and multiplying that return by 365/7 to obtain an annualized figure. The value of the hypothetical account includes the amount of any declared dividends, the value of any shares purchased with any dividend paid during the period and any dividends declared for such shares. The portfolio's yield does not include any realized or unrealized gain or loss.

The portfolio calculates its compound yield according to the following formula:

       Compound Yield = (return for seven day period + 1) 365/7 - 1


The portfolio's simple annualized yield was 5.02% and its compound yield was 5.15% on April 30, 1997, the last business day of the fund's fiscal year. If direct expenses had not been limited, the simple annualized yield would have been 5.00% and its compound yield would have been 5.13%.


Yield, or rate of return, on portfolio shares may fluctuate daily and does not provide a basis for determining future yields. However, it may be used as one element in assessing how the portfolio is meeting its goal. When comparing an investment in the portfolio with savings accounts and similar investment alternatives, you must consider that such alternatives often provide an agreed to or guaranteed fixed yield for a stated period of time, whereas the portfolio's yield fluctuates. In comparing the yield of one money market fund to another, you should consider each fund's investment policies, including the types of investments permitted.


In its sales material and other communications, each portfolio may quote rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.


VALUING EACH PORTFOLIO'S SHARES


The value of an individual share in the Equity, Income, Managed, Government Securities and International Equity Portfolios, is determined by using the net asset value before the shareholder transactions for the day. On April 30, 1997 the computation looked like this for Equity, Income, International Equity, Managed and Government Securities Portfolios:

PAGE 58

                              Net assets before         Shares outstanding         Net asset
                           shareholder transactions     at end of previous day     value of one share
 Equity Portfolio          551,517,996         divided by  23,446,744           =  23.52
 Income Portfolio           66,744,758         divided by   6,652,858           =  10.03
 Managed Portfolio         410,736,891         divided by  23,934,725           =  17.16
 Government Securities
      Portfolio             13,377,242         divided by   1,354,893           =   9.87
 International Equity
      Portfolio            125,873,862         divided by   8,547,308           =  14.73

The net asset value per share is determined by dividing the total market value of a portfolio's investments and other assets, less any liabilities, by the number of outstanding shares of each portfolio. To establish the net assets, all securities are valued as of the close of each business day, which is the closing time of the New York Stock Exchange (currently 3 p.m. Central time). A business day for the Fund is any day the New York Stock Exchange is open. The portfolio securities are valued at amortized cost, which approximates market value.

In determining net assets, securities are valued as follows:

`Stocks, convertible bonds, warrants, futures and options traded on major exchanges are valued each day at their last quoted sales price on their primary exchange as of the close of the New York Stock Exchange. If the last quoted sales price is not readily available for a particular security, the value is the average price between the last offer to buy and the last offer to sell.

`Stocks, convertible bonds and warrants with readily available market quotations but without a listing on an exchange are also valued at the average between the last bid (offer to buy) and asked (offer to sell) price at the time of the close of the New York Stock Exchange.

`Short-term securities maturing in 60 days or less at the acquisition date are valued at amortized cost. (Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or systematically reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.)

`Securities without a readily available market price, bonds other than convertibles and other assets are valued at fair value. In valuing these, the Fund directors are responsible for selecting methods which they believe give the fair value. For nonconvertible bonds, the usual method is to use the pricing service of an outside organization. Such pricing service may take into consideration yield, quality, coupon, maturity, type of issue, trading characteristics and other market data in determining valuations for normal institutional-size trading units of debt securities and does not rely exclusively on quoted prices.

`Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New
York Stock Exchange.  The values of such securities used in

PAGE 59
determining the net asset value of the portfolio's shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange which will not be reflected in the computation of the portfolio's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value according to procedures decided upon in good faith by the Fund's Board of Directors. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

Valuing Money Market portfolio's shares.


Money Market Portfolio intends to use its best efforts to maintain a constant net asset value of $1 per share although there is no assurance it will be able to do so. Accordingly, it uses the amortized cost method in valuing its portfolio of securities.


Short-term securities maturing in 60 days or less are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. It does not take into consideration unrealized capital gains or losses. All of the securities in the portfolio will be valued at their amortized cost.


In addition, the portfolio must abide by certain conditions. It must only invest in securities of high quality which present minimal credit risks as determined by the board of directors. This means that the rated commercial paper in the portfolio will be issues that have been rated in the highest rating category by at least two nationally recognized statistical rating organizations (or by one if only one rating is assigned) and in unrated paper determined by the Fund's board of directors to be comparable. The portfolio must also purchase securities with original or remaining maturities of no more than 13 months or less, and maintain a dollar-weighted average portfolio maturity of 90 days or less.


In addition, the board of directors must establish procedures designed to stabilize the portfolio's price per share for purposes of sales and redemptions at $1 to the extent that it is reasonably possible to do so. These procedures include review of the portfolio securities by the board, at intervals deemed appropriate by it, to determine whether the net asset value per share computed by using the available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears, and if it exceeds 0.5 percent, it must determine what action, if any, needs to be taken. If the board determines that a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in other unfair consequences for such people, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using

PAGE 60
available market quotations, making redemptions in kind, and selling portfolio securities before maturity in order to realize capital gain or loss or to shorten average portfolio maturity.

In other words, while the amortized cost method provides certainty and consistency in portfolio valuation, it may, from time to time, result in valuations of portfolio securities which are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates, the yield on the portfolio's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if use of the amortized cost method were to result in a lower portfolio value at a given time, a prospective investor would be able to obtain a somewhat higher yield than he or she would get if portfolio valuation were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

INVESTING IN THE FUND


You cannot buy shares of the portfolios directly. The only way you can invest in the portfolios at the present time is by buying a Variable Life Insurance Policy from IDS Life or IDS Life of New York and directing the allocation of part or all of your net purchase payment to the Variable Accounts which will invest in shares of the portfolios. Read this prospectus along with your Variable Life Insurance Policy prospectus.


Sales Charges and Surrender Charges


The portfolios do not assess any sales charge, either when they sell or when they redeem securities. The surrender charges which may be assessed under your Variable Life Insurance Policy are described in the Variable Life Insurance Policy prospectus, as are mortality and expense risk fees and other charges.

Shares of the portfolios may not be held by persons who are residents of, or domiciled in Brazil. The portfolios reserves the right to redeem policies of policy owners who establish residence or domicile in Brazil.


REDEEMING SHARES


The portfolios will redeem any shares presented by the shareholders (the Variable Accounts) for redemption. The Variable Accounts' policy on when or whether to buy or redeem portfolio shares is described in the Variable Life Insurance Policy prospectus.

During an emergency the board of directors can suspend the computation of net asset value, stop accepting payments for purchase of shares, or suspend the duty of the fund (or portfolios) to redeem shares for more than seven days. Such emergency situations would occur if:

PAGE 61
`The New York Stock Exchange closes for reasons other than the usual weekend and holiday closings, or trading on the Exchange is restricted,

`Disposal of the Fund's securities is not reasonably practicable, or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

`The Securities and Exchange Commission, under the provisions of the Investment Company Act of 1940, declares a period of emergency to exist.

Should the Fund stop selling shares, the directors may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all contract owners.


INVESTMENT MANAGEMENT AND OTHER SERVICES

Management and Services Agreement


The portfolios (or the fund) do not maintain their own research department or record-keeping services. These are provided by IDS Life under the Investment Management and Services Agreement.


For its services, IDS Life is paid a fee based on the net assets of the portfolios. The asset charge is based on the aggregate average daily net assets of each of the portfolios at the following rates:

     0.7 percent, on an annual basis, for Equity Portfolio;
     0.7 percent, on an annual basis, for Income Portfolio;
     0.95 percent, on an annual basis, for International Equity Portfolio;
     0.5 percent, on an annual basis, for Money Market Portfolio;
     0.7 percent, on an annual basis, for Managed Portfolio; and
     0.7 percent, on an annual basis, for Government Securities Portfolio.


The management fee is paid monthly. The total amount paid for fiscal year ended April 30, 1997 was $3,629,237 for Equity Portfolio, $430,476 for Income Portfolio, $98,580 for Money Market Portfolio, $2,555,556 for Managed Portfolio, $862,518 for International Equity, and $91,353 for Government Securities Portfolio. The total amount paid for fiscal year ended April 30, 1996 was $2,334,846 for Equity Portfolio, $332,795 for Income Portfolio, $220,659 for International Equity Portfolio, $64,350 for Money Market Portfolio, $1,894,796 for Managed Portfolio and $86,352 for Government Securities Portfolio. The total amount paid for fiscal year ended April 30, 1995 was $1,326,220 for Equity Portfolio, $242,049 for Income Portfolio, $18,559 for International Equity Portfolio, $48,493 for Money Market Portfolio, $1,339,464 for Managed Portfolio and $77,867 for Government Securities Portfolio.

All non-advisory expenses incurred by each portfolio will be paid at an annual charge not to exceed 0.1 percent of the aggregate

PAGE 62
average daily net assets of the respective portfolio. The voluntary limitation of 0.1 percent has been established by IDS Life at that figure and IDS Life reserves the right to discontinue the voluntary limitation.

Investment Advisory Agreement

IDS Life and AEFC have an Investment Advisory Agreement. It calls for IDS Life to pay AEFC a fee for investment advice about the Fund's Portfolios. AEFC also executes purchases and sales and negotiates brokerage as directed by IDS Life. The fee paid by IDS Life is 0.25 percent of the average net assets for the year of all portfolios, except for International Equity. The fee paid by IDS Life is
0.35 percent of International Equity portfolio's average net assets.


IDS Life paid AEFC $2,761,994 for investment advice for the fiscal year ended April 30, 1997. IDS Life paid AEFC $1,773,553 for investment advice for the fiscal year ended April 30, 1996. IDS Life paid AEFC $1,119,466 for investment advice for the fiscal year ended April 30, 1995.


Information concerning other funds advised by IDS Life or AEFC is contained in the prospectus.

MANAGEMENT OF THE FUND


The fund has a Board of Directors elected by policyholders that oversees the operations of each portfolio as required by state law. The Board has named an executive committee of directors that has authority to act on its behalf between meetings.


The fund's directors and officers do not own any of the outstanding shares of the Fund.

Directors of the Fund

The following is a list of the fund's directors.

Carl N. Platou


President Emeritus and Chief Executive Officer, Fairview Hospital and Healthcare Services. Director, St. Thomas University since
1990.


*Richard W. Kling


Director, IDS Life since 1984. President, IDS Life since March 1994. Executive Vice President, Marketing and Products from January 1988 to March 1994. Senior Vice President, American Express Financial Corporation, since 1994; Chairman of the Board of Managers of IDS Life Variable Annuity Funds A&B.

PAGE 63
Edward Landes


Development consultant. Director of Endowment Development, YMCA of Metropolitan Minneapolis since 1996. Vice President for Financial Development, YMCA of Metropolitan Minneapolis from 1985 to 1995. Former sales manager -- Supplies Division and district manager -- Data Processing Division of IBM Corporation. Retired 1983.


Gordon H. Ritz


Director, Mid-America Publishing and Atrix International, Inc.
Former president, Com Rad Broadcasting Corp. Former director,
Sunstar Foods.


*Interested person of IDS Life and of the fund as the term "interested person" is defined in the 1940 Act.

Officers of the Fund

Besides Mr. Kling, who is the President, the fund's other executive officers are listed below:

Morris Goodwin, Jr.
IDS Tower 10
Minneapolis, MN
Vice President and Treasurer


Vice President and Treasurer, IDS Life since March 1994.  Vice
President and Corporate Treasurer, American Express Financial
Corporation, since July 1989.

Lorraine R. Hart
IDS Tower 10
Minneapolis, MN
Vice President Investments


Vice President--Insurance Investments, American Express Financial
Corporation, since 1989. Vice President--Investments, IDS Life, since 1992.


Jeffrey S. Horton
IDS Tower 10
Minneapolis, MN
Vice President and Controller

Vice President and Controller since July 1996.


Paul F. Kolkman
IDS Tower 10
Minneapolis, MN
Vice President and Chief Actuary

Director and Vice President--Finance, IDS Life.  Vice President--
Insurance Finance, American Express Financial Corporation.

PAGE 64
Timothy S. Meehan
IDS Tower 10
Minneapolis, MN
Secretary


Secretary of American Express Financial Corporation, American
Express Financial Advisors, Inc. since October 1995.  Senior
Counsel to American Express Financial Corporation since 1995.
Counsel from 1990 to 1995.


William A. Stoltzmann
IDS Tower 10
Minneapolis, MN
General Counsel and Assistant Secretary


Vice President and Assistant General Counsel, American Express Financial Corporation, since November 1985, and Vice President General Counsel and Secretary, IDS Life since December 1989.

                Board Compensation Table for IDS Life Series Fund for fiscal year ended April 30, 1997


The members of the IDS Life Series Fund board of directors also serve on the boards for IDS Life Variable Annuity Fund A and IDS Life Variable Annuity Fund B.

                      Aggregate Compensation
  Board Member       from IDS Life Series Fund          Total Cash Compensation
  Edward Landes              $4,000                             $8,000
  Carl N. Platou              4,000                              8,000
  Gordon H. Ritz              4,000                              8,000

Members of the fund who are not salaried employees of IDS Life or one of its affiliates receive $2,000 per year plus $500 per meeting they attend and expenses. All officers are salaried employees of IDS Life or AEFC and receive no remuneration from the fund.

There are no pension or retirement benefits accrued as part of fund expenses.

CUSTODIAN


Each portfolios' securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. The custodian has entered into a sub-custodian arrangement with Morgan Stanley Trust Co. (Morgan Stanley), One Pierrepont Plaza, 8th Floor, Brooklyn, NY, 11201-2775. As part of this arrangement, portfolio securities purchased outside the United States may be held in custody and deposit accounts that have been established by Morgan Stanley with one or more domestic or foreign banks, or through the facilities of one or more clearing agencies or central securities depositories as may be permitted by law and by the Fund's sub-custodian agreement.

PAGE 65
INDEPENDENT AUDITORS

The fund's financial statements contained in its Annual Report to shareholders at the end of its fiscal year are audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, MN 55402-3900. IDS Life has agreed that it will send a copy of this report and the unaudited Semi-Annual Report to every Variable Life Insurance policyowner having an interest in the fund. The independent auditors also provide other accounting and tax-related services as requested by the fund from time to time.

FINANCIAL STATEMENTS


The 1997 Annual Report to IDS Life Series Fund, Inc. shareholders, filed pursuant to Section 30(d) of the 1940 Act, is hereby incorporated in this Statement of Additional Information by reference.

The prospectus dated June 27, 1997, is hereby incorporated in this Statement of Additional Information by reference.

PAGE 66
APPENDIX A

FOREIGN CURRENCY TRANSACTIONS, FOR INVESTMENTS OF EQUITY, INCOME,
MANAGED, AND INTERNATIONAL EQUITY PORTFOLIOS

Since investments in foreign countries usually involve currencies of foreign countries, and since the portfolios referred to above may hold cash and cash-equivalent investments in foreign currencies, the value of these portfolios' assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, these Portfolios may incur costs in connection with conversions between various currencies.

Spot Rates and Forward Contracts. These portfolios conduct their foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the contract date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements. No commissions are charged at any stage for trades.

These portfolios may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the portfolios enter into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, they may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, these portfolios will be able to protect against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

These portfolios also may enter into forward contracts when management believes the currency of a particular foreign country may suffer a substantial decline against another currency. It may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a portfolio's securities denominated in such foreign currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of such securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain.

PAGE 67
These portfolios will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the portfolios to deliver an amount of foreign currency in excess of the value of that portfolio's portfolio securities or other assets denominated in that currency.

The portfolios will designate cash or securities in an amount equal to the value of that portfolio's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the portfolio's commitments on such contracts.

At maturity of a forward contract, these portfolios may either sell the portfolio security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If a portfolio retains the portfolio security and engages in an offsetting transaction, that portfolio will incur a gain or a loss (as described below) to the extent there has been movement in forward contract prices. If the portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the portfolio enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a portfolio to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

The portfolios' dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the portfolios' portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although



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such forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although each portfolio values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

Options on Foreign Currencies. The portfolios referred to above may buy put and write covered call options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, these portfolios may buy put options on the foreign currency. If the value of the currency does decline, a portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

As in the case of other types of options, however, the benefit to a portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a portfolio could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

These portfolios may write options on foreign currencies for the same types of hedging purposes. For example, when a portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the portfolio would be required to buy or sell the underlying



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currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a portfolio holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for the purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose



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special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


Foreign Currency Futures and Related Options. These portfolios also may enter into currency futures contracts to sell currencies. They also may buy put and write covered call options on currency futures.

Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. These portfolios may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations, including the limitation on the percentage of assets that may be used, described in the prospectus. All futures contracts are aggregated for purposes of the percentage limitations.


Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the values of a portfolios' investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a portfolio against price decline if the issuer's creditworthiness deteriorates. Because the value of a portfolios' investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a portfolios' investments denominated in that currency over time.


The portfolios will not use leverage in its options and futures strategies. They will hold securities or other options or futures positions whose values are expected to offset its obligations. A portfolio will not enter into an option or futures position that exposes it to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.




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APPENDIX B

DESCRIPTION OF MONEY MARKET SECURITIES

Certificates of Deposit -- A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited, plus interest, on the date specified on the certificate.

Time Deposit -- A time deposit is a non-negotiable deposit in a bank for a fixed period of time.

Bankers' Acceptances -- A bankers' acceptance arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. It is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Commercial Paper -- Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from one day to nine months.

Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are better than the industry average. Long-term senior debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further rated by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services Inc. Issuers rated Prime are further rated by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following: (1) management; (2) economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas; (3) competition and customer acceptance of products; (4) liquidity; (5) amount and quality of long-term debt; (6) ten year earnings trends; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.



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Letters of Credit -- A letter of credit is a short-term note issued in bearer form with a bank letter of credit which provides that the bank pay to the bearer the amount of the note upon presentation.

U.S. Treasury Bills -- Treasury bills are issued with maturities of any period up to one year. Three-month and six-month bills are currently offered by the Treasury on 13-week and 26-week cycles respectively and are auctioned each week by the Treasury. Treasury bills are issued in book entry form and are sold only on a discount basis, i.e. the difference between the purchase price and the maturity value constitutes interest income for the investor. If they are sold before maturity, a portion of the income received may be a short-term capital gain.

U.S. Government Agency Securities -- Federal agency securities are debt obligations which principally result from lending programs of the U.S. government. Housing and agriculture have traditionally been the principal beneficiaries of Federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

Repurchase Agreements -- A repurchase agreement involves the acquisition of securities by a portfolio, with the concurrent agreement by a bank (or securities dealer if permitted by law or regulation), to reacquire the securities at the portfolio's cost, plus interest, within a specified time. The portfolio thereby receives a fixed rate of return on this investment, one that is insulated from market and rate fluctuations during the holding period. In these transactions, the securities acquired by the portfolio have a total value equal to or in excess of the value of the repurchase agreement and are held by the portfolio's custodian until required. Pursuant to guidelines established by the portfolios' Board of Directors, the creditworthiness of the other party to the transaction is considered and the value of those securities held as collateral is monitored to ensure that such value is maintained at the required level.

If IDS Life becomes aware that a security owned by a portfolio is downgraded below the second highest rating, IDS Life will either sell the security or recommend to the Board of Directors why it should not be sold.



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APPENDIX C

OPTIONS AND STOCK INDEX FUTURES CONTRACTS, FOR INVESTMENTS OF
EQUITY, MANAGED AND INTERNATIONAL EQUITY PORTFOLIOS

Each Portfolio may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. Each Portfolio may enter into stock index futures contracts traded on any U.S. or foreign exchange. Each Portfolio also may buy or write put and call options on these futures and on stock indexes. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, a Portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses. Managed Portfolio also may enter into interest rate futures contracts (see Appendix D).

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price. The risk of the writer is potentially unlimited, unless the option is covered.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options and futures contracts may benefit a Portfolio and its shareholders by improving the Portfolio's liquidity and by helping to stabilize the value of its net assets.




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Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. They also may be used for investment. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Portfolio pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by a Portfolio for investment purposes. Options permit a Portfolio to experience the change in the value of a security with a relatively small initial cash investment.

The risk a Portfolio assumes when it buys an option is the loss of the premium. To be beneficial to a Portfolio, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and subsequent sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. Each Portfolio will write covered options when it feels it is appropriate and will follow these guidelines:

'Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with each Portfolio's goal.

'All options written by a Portfolio will be covered. For covered call options, if a decision is made to sell the security, each Portfolio will attempt to terminate the option contract through a closing purchase transaction.

'Each Portfolio will deal only in standard option contracts traded on national securities exchanges or those that may be quoted on NASDAQ (a system of price quotations developed by the National Association of Securities Dealers, Inc.)

'Each Portfolio will write options only as permitted under federal laws or regulations, such as those that limit the amount of total assets subject to the options. Some regulations also affect the Custodian. When a covered option is written, the Custodian



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segregates the underlying securities, and issues a receipt. There are certain rules regarding banks issuing such receipts that may restrict the amount of covered call options written. Furthermore, each Portfolio is limited to pledging not more than 15 percent of the cost of its total assets.

Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains. Since each Portfolio is taxed as a regulated investment company under the Internal Revenue Code, any gains on options and other securities held less than three months must be limited to less than 30 percent of its annual gross income.

If a covered call option is exercised, the security is sold by the Portfolio. The premium received upon writing the option is added to the proceeds received from the sale of the security. The Portfolio will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis. Premiums received from writing outstanding options are included as a deferred credit in the Statement of Assets and Liabilities and adjusted daily to the current market value.

Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE or NASDAQ will be valued at the last-quoted sales price or, if such a price is not readily available, at the mean of the last bid and asked prices.

STOCK INDEX FUTURES CONTRACTS. Stock index futures contracts are commodity contracts listed on commodity exchanges. They currently include contracts on the Standard & Poor's 500 Stock Index (S&P 500 Index) and other broad stock market indexes such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index, as well as narrower sub-indexes such as the S&P 100 Energy Stock Index and the New York Stock Exchange Utilities Stock Index. A stock index assigns relative values to common stocks included in the index and the index fluctuates with the value of the common stocks so included.

A futures contract is a legal agreement between a buyer or seller and the clearinghouse of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the stock index on the last trading day of the contract. The amount is a specified dollar amount (usually $100 or $500) multiplied by the difference between the index value on the last trading day and the value on the day the contract was struck.

For example, the S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those stocks. In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500). Unlike other futures contracts, a



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stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

For example, excluding any transaction costs, if a Portfolio enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Portfolio will gain $500 x (154-150) or $2,000. If the Portfolio enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Portfolio will lose $500 x (152-150) or $1,000.

Unlike the purchase or sale of an equity security, no price would be paid or received by the Portfolio upon entering into stock index futures contracts. However, the Portfolio would be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Treasury bills equal to approximately 5 percent of the contract value. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve borrowing funds by the Portfolio to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied.

Subsequent payments, called variation margin, to and from the broker would be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the contract more or less valuable, a process known as marking to market. For example, when a Portfolio enters into a contract in which it benefits from a rise in the value of an index and the price of the underlying stock index has risen, the Portfolio will receive from the broker a variation margin payment equal to that increase in value. Conversely, if the price of the underlying stock index declines, the Portfolio would be required to make a variation margin payment to the broker equal to the decline in value.

How These Portfolios Would Use Stock Index Futures Contracts. The Portfolios intend to use stock index futures contracts and related options for hedging and not for speculation. Hedging permits a Portfolio to gain rapid exposure to or protect itself from changes in the market. For example, a Portfolio may find itself with a high cash position at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using futures contracts, the Portfolio can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The buying program can then proceed and once it is completed (or as it proceeds), the contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into



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stock index futures contracts to sell units of an index and individual stocks can be sold over a longer period under cover of the resulting short contract position.

A Portfolio may enter into contracts with respect to any stock index or sub-index. To hedge the Portfolio's investment portfolio successfully, however, the Portfolio must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of the Portfolio's individual portfolio securities.

Special Risks of Transactions in Stock Index Futures Contracts.

1. Liquidity. Each Portfolio may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Portfolio. The Portfolio may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Portfolio, and the Portfolio realizes a gain or a loss.

Positions in stock index futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. For example, futures contracts transactions can currently be entered into with respect to the S&P 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Stock Index on the New York Futures Exchange and the Value Line Composite Stock Index on the Kansas City Board of Trade.

Although the Portfolios intend to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures contract position, and in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin. Such price movements, however, will be offset all or in part by the price movements of the securities subject to the hedge. Of course, there is no guarantee the price of the securities will correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

2. Hedging Risks. There are several risks in using stock index futures contracts as a hedging device. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying stock index due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in



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the futures market also may cause temporary price distortions. Because of price distortion in the futures market and because of imperfect correlation between movements in stock indexes and movements in prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a short period.

Another risk arises because of imperfect correlation between movements in the value of the stock index futures contracts and movements in the value of securities subject to the hedge. If this occurred, a Portfolio could lose money on the contracts and also experience a decline in the value of its portfolio securities. While this could occur, IDS Life believes that over time the value of the Portfolio's investment portfolio will tend to move in the same direction as the market indexes and will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indexes whose movements it believes will have a significant correlation with movements in the value of the Portfolio's investment portfolio securities sought to be hedged. It is also possible that if the Portfolio has hedged against a decline in the value of the stocks held in its portfolio and stock prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Options on stock index futures contracts are similar to options on stock except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. If the option is closed instead of exercised, the holder of the option receives an amount that represents the amount by which the market price of the contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If the option does not appreciate in value prior to the exercise date, the Portfolio will suffer a loss of the premium paid.

OPTIONS ON STOCK INDEXES. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A Portfolio exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in the same manner as options on futures contracts.




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SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND
OPTIONS ON STOCK INDEXES. As with options on stocks, the holder of an option on a stock index futures contract or on a stock index may terminate a position by selling an option covering the same contract or index and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. The Portfolios will not purchase options unless the market for such options has developed sufficiently, so that the risks in connection with options are not greater than the risks in connection with stock index futures contracts transactions themselves. Compared to using futures contracts, purchasing options involves less risk to the Portfolios because the maximum amount at risk is the premium paid for the options (plus transaction costs). There may be circumstances, however, when using an option would result in a greater loss to a Portfolio than using a futures contract, such as when there is no movement in the level of the stock index.

TAX TREATMENT. As permitted under federal income tax laws, each Portfolio intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Portfolio being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and stock indexes is currently unclear, although the Portfolios' tax advisors currently believe marking to market is not required. Depending on developments, a Portfolio may seek IRS rulings clarifying questions concerning such treatment. Certain provisions of the Code also may limit a Portfolio's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Portfolio's taxable year, at least 50 percent of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements. Less than 30 percent of its gross income must be derived from sales of securities held less than three months.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50-percent-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. In order to avoid realizing a gain within the three-month period, a Portfolio may be required to defer closing out a contract beyond the time when it might otherwise be advantageous to do so. The Portfolio also may be restricted in purchasing put options for the purpose of hedging underlying securities because of applying the short sale holding period rules with respect to such underlying securities.




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Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.




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APPENDIX D

OPTIONS AND INTEREST RATE FUTURES CONTRACTS, FOR INVESTMENTS OF
INCOME, MANAGED AND GOVERNMENT SECURITIES PORTFOLIOS

Income and Managed Portfolios may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. Each Portfolio may enter into interest rate futures contracts traded on any U.S. or foreign exchange. Each Portfolio also may buy or write put and call options on these futures. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, a portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses. Managed Portfolio also may enter into stock index futures contracts (see Appendix C).

Government Securities Portfolio may buy or write options traded on any U.S. exchange or in the over-the-counter market. The portfolio may enter into interest rate futures contracts traded on any U.S. exchange. The portfolio also may buy or write put and call options on these futures. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less a commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the



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PAGE 82
market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options and futures contracts may benefit a Portfolio and its shareholders by improving the portfolio's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. They also may be used for investment. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the portfolio pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by a portfolio for investment purposes. Options permit a portfolio to experience the change in the value of a security with a relatively small initial cash investment. The risk a portfolio assumes when it buys an option is the loss of the premium. To be beneficial to a portfolio, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. A portfolio will write covered options when it feels it is appropriate and will follow these guidelines:


'Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with that portfolio's goal.


'All options written by a portfolio will be covered. For covered call options if a decision is made to sell the security, a portfolio will attempt to terminate the option contract through a closing purchase transaction.




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PAGE 83
'The portfolio will write options only as permitted under federal laws or regulations, such as those that limit the amount of total assets subject to the options. Some regulations also affect the Custodian. When a covered call option is written, the Custodian segregates the underlying securities and issues a receipt. There are certain rules regarding banks issuing such receipts that may restrict the amount of covered call options written. Furthermore, a portfolio is limited to pledging not more than 15 percent of the cost of its total assets.

Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains. Since a portfolio is taxed as a regulated investment company under the Code, any gains on options and other securities held less than three months must be limited to less than 30 percent of its annual gross income.

If a covered call option is exercised, the security is sold by the portfolio. The portfolio will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis.

Options on many securities are listed on options exchanges. If a portfolio writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and asked prices.

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. They have been established by boards of trade which have been designated contracts markets by the Commodity Futures Trading Commission (CFTC). Futures contracts trade on these markets in a manner similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury bills and bank certificates of deposit. While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by a portfolio entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the portfolio immediately is paid the difference and realizes a gain. If the offsetting purchase price exceeds the sale price, the portfolio pays the difference and realizes a loss. Similarly, closing out a futures contract purchase is effected by the portfolio entering into a futures contract sale. If the offsetting sale price



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PAGE 84
exceeds the purchase price, the portfolio realizes a gain, and if the offsetting sale price is less than the purchase price, the portfolio realizes a loss. At the time a futures contract is made, a good-faith deposit called initial margin is set up within a segregated account at the portfolio's custodian bank. The initial margin deposit is approximately 1.5 percent of a contract's face value. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day the portfolio would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash markets.


The purpose of a futures contract, in the case of a fund holding long-term debt securities, is to gain the benefit of changes in interest rates without actually buying or selling long-term debt securities. For example, if a portfolio owned long-term bonds and interest rates were expected to increase, it might enter into futures contracts to sell securities which would have much the same effect as selling some of the long-term bonds it owned. Futures contracts are based on types of debt securities referred to above, which have historically reacted to an increase or decline in interest rates in a fashion similar to the debt securities that portfolio owns. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the portfolio's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the portfolio from declining as much as it otherwise would have. If, on the other hand, a portfolio held cash reserves and interest rates were expected to decline, that portfolio might enter into interest rate futures contracts for the purchase of securities. If short-term rates were higher than long-term rates, the ability to continue holding these cash reserves would have a very beneficial impact on the portfolio's earnings. Even if short-term rates were not higher, the portfolio would still benefit from the income earned by holding these short-term investments. At the same time, by entering into futures contracts for the purchase of securities, a portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the portfolio's cash reserves could then be used to buy long-term bonds on the cash market. A portfolio could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool, given the greater liquidity in the futures market than in the cash market, it might be possible to accomplish the same result more easily and more quickly. Successful use of futures contracts depends on the investment manager's ability to predict the future direction of interest rates. If the investment manager's prediction is incorrect, a portfolio would have been better off had it not entered into futures contracts.




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PAGE 85
OPTIONS ON FUTURES CONTRACTS. Options give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Furthermore, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract.

However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily and that change is reflected in the net asset value of the Portfolio.

RISKS. There are risks in engaging in each of the management tools described above. The risk a portfolio assumes when it buys an option is the loss of the premium paid for the option. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

The risk involved in writing options on futures contracts a portfolio owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. A portfolio could enter into a closing transaction by purchasing an option with the same terms as the one it had previously sold. The cost to close the option and terminate the obligation, however, might be more or less than the premium received when it originally wrote the option. Furthermore, a portfolio might not be able to close the option because of insufficient activity in the options market.

A risk in employing futures contracts to protect against the price volatility of securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of a portfolio's securities. The correlation may be distorted because the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

Another risk is that a portfolio's investment manager could be incorrect in anticipating as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if a portfolio sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and interest rates declined instead, the portfolio would lose money on the sale.



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PAGE 86
TAX TREATMENT. As permitted under federal income tax laws, each Portfolio intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the portfolio being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes currently is unclear, although the portfolios' tax advisors currently believe marking to market is not required. Depending on developments, a portfolio may seek IRS rulings clarifying questions concerning such treatment. Certain provisions of the Code also may limit a portfolio's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of a portfolio's taxable year, at least 50 percent of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements. Less than 30 percent of its gross income must be derived from sales of securities held less than three months.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50-percent-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. In order to avoid realizing a gain within the three-month period, a portfolio may be required to defer closing out a contract beyond the time when it might otherwise be advantageous to do so. A portfolio also may be restricted in purchasing put options for the purpose of hedging underlying securities because of applying the short sale holding period rules with respect to such underlying securities.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.



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PAGE 87
APPENDIX E

MORTGAGE-BACKED SECURITIES AND ADDITIONAL INFORMATION ON INVESTMENT POLICIES (FOR ALL PORTFOLIOS EXCEPT MONEY MARKET)

GNMA Certificates

The Government National Mortgage Association (GNMA) is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. GNMA certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate. Each certificate evidences an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these certificates. GNMA is empowered to borrow without limitation from the U.S. Treasury, if necessary, to make such payments.

Underlying Mortgages of the Pool. Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 member family homes. The terms and characteristics of the mortgage instruments generally are uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, a portfolio may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types.

All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Average Life of GNMA Certificates. The average life of GNMA certificates varies with the maturities of the underlying mortgage instruments which have maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments or refinancing of such mortgages. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest.

As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. It is customary in the mortgage industry in quoting yields on a pool of 30-year mortgages to compute the yield as if the pool were a single loan that is amortized according to a 30-year schedule and that is



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PAGE 88
prepaid in full at the end of the 12th year. For this reason, it is standard practice to treat GNMA certificates as 30-year mortgage-backed securities which prepay fully in the 12th year.

Calculation of Yields. Yields on pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption.

Actual pre-payment experience may cause the yield to differ from the assumed average life yield. When mortgage rates drop, pre- payments will increase, thus reducing the yield. Reinvestment of pre-payments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a portfolio. The compounding effect from reinvestments of monthly payments received by a portfolio will increase the yield to shareholders compared to bonds that pay interest semi-annually. The yield also may be affected if the certificate was issued at a premium or discount, rather than at par. This also applies after issuance to certificates trading in the secondary market at a premium or discount.

"When-Issued" GNMA Certificates. Some U.S. government securities may be purchased on a "when-issued" basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to a portfolio. Payment and interest terms, however, are fixed at the time the purchaser enters into the commitment. However, the yield on a comparable GNMA certificate when the transaction is consummated may vary from the yield on the GNMA certificate at the time that the when-issued transaction was made. A portfolio does not pay for the securities or start earning interest on them until the contractual settlement date. When- issued securities are subject to market fluctuations and they may affect a portfolio's gross assets the same as owned securities.

Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA certificates a highly liquid instrument. Prices of GNMA certificates are readily available from securities dealers and depend on, among other things, the level of market interest rates, the certificate's coupon rate and the prepayment experience of the pool of mortgages underlying each certificate.

Stripped mortgage-backed securities. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal



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PAGE 89
payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Income, Managed and Government Securities Portfolios may invest in securities called "inverse floaters". Inverse floaters are created by underwriters using the interest payments on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. What is left over, less a servicing fee, is paid to holders of the inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters.

Equity, Income, International Equity, Managed and Government Securities Portfolios may purchase some securities in advance of when they are issued. Price and rate of interest are set on the date the commitments are given but no payment is made or interest earned until the date the securities are issued, usually within two months, but other terms may be negotiated. The commitment requires the portfolio to buy the security when it is issued so the commitment is valued daily the same way as owning a security would be valued. The portfolio's custodian will maintain, in a segregated account, cash or liquid high-grade debt securities that are marked to market daily and are at least equal in value to the portfolio's commitments to purchase the securities. The portfolio may sell the commitment just like it can sell a security. Frequently, the portfolio has the opportunity to sell the commitment back to the institution that plans to issue the security and at the same time enter into a new commitment to purchase a when-issued security in the future. For rolling its commitment forward, the portfolio realizes a gain or loss on the sale of the current commitment or receives a fee for entering into the new commitment.

Income, Managed and Government Securities Portfolios may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. MBS spread options are traded in the OTC market and are of short duration, typically one to two months. The portfolio would buy or sell covered MBS call spread options in situations where mortgage-backed securities are expected to under perform like-duration Treasury securities.



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PAGE 90
APPENDIX F

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more units will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the units lower than the average market price of units purchased, although there is no guarantee.


While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.


Dollar-cost averaging

Regular             Market Price             Units
Investment          of a Unit                Acquired

 $100                $ 6.00                   16.7
  100                  4.00                   25.0
  100                  4.00                   25.0
  100                  6.00                   16.7
  100                  5.00                   20.0
 ----                ------                  -----
 $500                $25.00                  103.4

Average market price of a unit over 5 periods:
$5.00 ($25.00 divided by 5).
The average price you paid for each unit:
$4.84 ($500 divided by 103.4).



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PAGE 91
APPENDIX G

Description of corporate bond ratings

Bond ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change which could affect its price. Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C and D. Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D.

Aaa/AAA - Judged to be of the best quality and carry the smallest degree of investment risk. Interest and principal are secure.

Aa/AA - Judged to be high-grade although margins of protection for interest and principal may not be quite as good as Aaa or AAA rated securities.

A - Considered upper-medium grade. Protection for interest and principal is deemed adequate but may be susceptible to future impairment.

Baa/BBB - Considered medium-grade obligations. Protection for interest and principal is adequate over the short-term; however, these obligations may have certain speculative characteristics.

Ba/BB - Considered to have speculative elements. The protection of interest and principal payments may be very moderate.

B - Lack characteristics of the desirable investments. There may be small assurance over any long period of time of the payment of interest and principal.

Caa/CCC - Are of poor standing. Such issues may be in default or there may be risk with respect to principal or interest.

Ca/CC - Represent obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C - Are obligations with a higher degree of speculation. These securities have major risk exposures to default.

D - Are in payment default. The D rating is used when interest payments or principal payments are not made on the due date.

Definitions of Zero-Coupon and Pay-In-Kind Securities

A zero-coupon security is a security that is sold at a deep discount from its face value and makes no periodic interest payments. The buyer of such a security receives a rate of return by gradual appreciation of the security, which is redeemed at face value on the maturity date.




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PAGE 92
A pay-in-kind security is a security in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.

Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Fund's objectives and policies. When assessing the risk involved in each non-rated security, the Fund will consider the financial condition of the issuer or the protection afforded by the terms of the security.

 Independent auditors' report

      The board and shareholders
      IDS Life Series Fund, Inc.:



      We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of the Equity, Income, Money Market, Managed, Government Securities and International Equity Portfolios of IDS Life Series Fund, Inc. at April 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended April 30, 1997, and the financial highlights for each of the years in the ten-year period ended April 30, 1997 (for the two-year period ended April 30, 1997 and for the period from Oct. 28, 1994, commencement of operations, to April 30, 1995 for the International Equity Portfolio.) These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity, Income, Money Market, Managed, Government Securities and International Equity Portfolios of IDS Life Series Fund, Inc. at April 30, 1997 and the results of their operations, changes in their net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.





      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      June 6, 1997



 Financial statements

      Statements of assets and liabilities
      IDS Life Series Fund, Inc.
      April 30, 1997

                                                                        Equity               Income                     Money
                                                                    Portfolio             Portfolio                    Market
                                                                                                                  Portfolio
                                  Assets
 Investments in securities, at value (Note 1)
       (identified cost: $519,255,815; $65,796,043 and
       $28,550,337, respectively)                                 $562,160,295           $65,957,206             $28,550,337
 Cash in bank on demand deposit                                        111,438                77,878                  60,108
 Receivable for investment securities sold                           5,063,477               141,323                      --
 Dividends and accrued interest receivable                             100,971               976,749                      --
 Receivable for capital stock sold                                          --               344,061                  91,219
                                                                       -------               -------                  ------
 Total assets                                                      567,436,181            67,497,217              28,701,664
                                                                   -----------            ----------              ----------

                                  Liabilities
 Dividends payable to shareholders (Note 1)                            390,779               360,414                 110,195
 Payable for investment securities purchased                        14,723,307               319,125                      --
 Accrued investment management and services fee                        308,416                37,773                  11,154
 Payable for capital stock redeemed                                    456,448                 3,926                  32,371
 Other accrued expenses                                                 39,235                31,221                   2,231
                                                                        ------                ------                   -----
 Total liabilities                                                  15,918,185               752,459                 155,951
                                                                    ----------               -------                 -------
 Net assets applicable to outstanding capital stock               $551,517,996           $66,744,758             $28,545,713
                                                                  ============           ===========             ===========


                                  Represented by
 Capital stock-- authorized 10,000,000,000 shares  of $.001
       par value: outstanding, 23,446,744; 6,652,858 and
       28,548,252 shares, respectively                           $      23,447           $     6,653             $    28,548
 Additional paid-in capital                                        483,556,463            66,270,016              28,517,981
 Undistributed net investment income                                    20,999                19,838                      --
 Accumulated net realized gain (loss) on investments (Note 1)       25,015,292               287,088                    (816)
 Unrealized appreciation of investments and on translation
       of assets and liabilities in foreign currencies              42,901,795               161,163                      --
                                                                    ----------               -------                 -------
 Total-- representing net assets applicable to outstanding
       capital stock                                              $551,517,996           $66,744,758             $28,545,713
                                                                  ============           ===========             ===========
 Net asset value per share of outstanding capital stock           $      23.52           $     10.03             $      1.00
                                                                  ============           ===========             ===========

See accompanying notes to financial statements.



      Statements  of assets and  liabilities  (continued)
      IDS Life Series Fund, Inc.
      April 30, 1997
                                                                       Managed            Government            International
                                                                     Portfolio            Securities                   Equity
                                                                                           Portfolio                Portfolio

                                  Assets
 Investments in securities, at value (Note 1):
 Investments in securities of unaffiliated issuers
      (identified cost: $381,326,129; $13,682,923 and
      $126,056,621, respectively)                                   $412,239,004           $13,611,166            $124,827,506
 Investments in securities of affiliated issuers
      (identified cost: $1,592,232 for
      International Equity Portfolio)                                         --                    --               2,580,975
 Cash in bank on demand deposit                                              974                27,789                 105,221
 Receivable for investment securities sold                             1,589,410                    --               1,805,573
 Dividends and accrued interest receivable                             2,822,802               162,278                 178,178
 Unrealized appreciation on foreign currency contracts held,
      at value (Notes 1 and 4)                                                --                    --                     530
 Receivable for capital stock sold                                     2,509,399                53,912                   4,937
                                                                       ---------                ------                   -----
 Total assets                                                        419,161,589            13,855,145             129,502,920
                                                                     -----------            ----------             -----------
                                  Liabilities
 Dividends payable to shareholders (Note 1)                            3,250,500                64,538                  84,786
 Payable for investment securities purchased                           4,897,380               394,625               3,412,728
 Accrued investment management and services fee                          229,883                 7,666                  96,986
 Unrealized depreciation on foreign currency contracts held,
      at value (Notes 1 and 4)                                                --                    --                  12,358
 Payable for capital stock redeemed                                        4,586                 9,690                  11,991
 Other accrued expenses                                                   42,349                 1,384                  10,209
                                                                          ------                 -----                  ------
 Total liabilities                                                     8,424,698               477,903               3,629,058
                                                                       ---------               -------               ---------
 Net assets applicable to outstanding capital stock                 $410,736,891           $13,377,242            $125,873,862
                                                                    ============           ===========            ============
                                  Represented by
 Capital stock -- authorized 10,000,000,000 shares of $.001
      par value: outstanding, 23,934,725; 1,354,893 and 8,547,308
      shares, respectively                                          $     23,935           $     1,355           $       8,547
 Additional paid-in capital                                          348,656,435            13,324,665             122,172,921
 Excess of distributions over net investment income                      (91,841)              (18,384)                (32,761)
 Accumulated net realized gain (Note 1)                               31,234,861               141,363               3,971,051
 Unrealized appreciation (depreciation) of investments and on translation of assets and liabilities in foreign currencies
     (Note 4)                                                         30,913,501               (71,757)               (245,896)
           -                                                          ----------               -------                --------
 Total-- representing net assets applicable to outstanding
     capital stock                                                  $410,736,891           $13,377,242            $125,873,862
                                                                    ------------           -----------            ------------
 Net asset value per share of outstanding capital stock             $      17.16           $      9.87            $      14.73
                                                                    ============           ===========            ============

See accompanying notes to financial statements.

      Statements of operations
      IDS Life Series Fund, Inc.
      Year ended April 30, 1997
                                                                        Equity                Income                    Money
                                                                     Portfolio             Portfolio                   Market
                                                                                                                    Portfolio
                                  Investment income
 Income:
 Dividends (net of foreign taxes withheld of $16,397
     for Equity Portfolio)                                        $  1,721,455           $    20,091              $       --
 Interest                                                            3,331,957             4,617,672               1,068,731
                                                                     ---------             ---------               ---------
 Total income                                                        5,053,412             4,637,763               1,068,731
                                                                     ---------             ---------               ---------
 Expenses (Note 2):
 Investment management and services fee                              3,629,237               430,476                  98,580
 Custodian fees                                                        161,700                20,484                  16,150
 Audit fees                                                             12,000                 8,000                   6,000
 Directors fees                                                         17,845                 4,019                     548
 Printing and postage                                                   67,000                25,761                   2,782
 Other                                                                  75,579                 3,232                   1,401
                                                                        ------                 -----                   -----
 Total expenses                                                      3,963,361               491,972                 125,461
 Less expenses voluntarily reimbursed by IDS Life                           --                    --                  (7,165)
                                                                        ------                ------                  ------
 Total expenses-- net                                                3,963,361               491,972                 118,296
                                                                     ---------               -------                 -------
 Investment income-- net                                             1,090,051             4,145,791                 950,435
                                                                     ---------             ---------                 -------

                 Realized and unrealized gain (loss) -- net
 Net realized gain (loss) on security transactions (Note 3)         25,103,731               872,910                     (79)
 Net realized gain on foreign currency transactions                        802                    --                      --
 Net realized gain on option contracts written (Note 6)                101,230                    --                      --
                                                     -                 -------               -------                  ------
 Net realized gain (loss) on investments and foreign currencies     25,205,763               872,910                     (79)
 Net change in unrealized appreciation or depreciation of
      investments and on translation of assets and liabilities
      in foreign currencies                                        (47,584,150)             (278,890)                     --
                                                                   -----------              --------                  ------
 Net gain (loss) on investments and foreign currencies             (22,378,387)              594,020                     (79)
                                                                   -----------               -------                     ---
 Net increase (decrease) in net assets resulting from operations  $(21,288,336)           $4,739,811                $950,356
                                                                  ============            ==========                ========
See accompanying notes to financial statements.

      Statements of operations (continued)
      IDS Life Series Fund, Inc.
      Year ended April 30, 1997
                                                                      Managed            Government            International
                                                                    Portfolio            Securities                   Equity
                                                                                          Portfolio                Portfolio
                                  Investment income
 Income:
 Dividends (net of foreign taxes withheld of $79,394
      for International Equity Portfolio)                         $  2,526,349           $       --              $ 1,024,383
 Interest                                                           12,862,482               873,627                 590,950
                                                                    ----------               -------                 -------
 Total income                                                       15,388,831               873,627               1,615,333
                                                                    ----------               -------               ---------
 Expenses (Note 2):
 Investment management and services fee                              2,555,556                91,353                 862,518
 Custodian fees                                                         67,854                 7,200                 229,419
 Audit fees                                                             12,000                 7,000                  10,000
 Directors fees                                                         12,265                   490                   2,334
 Printing and postage                                                   60,809                 3,470                   2,800
 Other                                                                  22,380                 1,409                   1,394
                                                                        ------                 -----                   -----
 Total expenses                                                      2,730,864               110,922               1,108,465
 Less expenses voluntarily reimbursed by IDS Life                           --                (6,519)               (155,157)
                                                                       -------                ------                --------
 Total expenses-- net                                                2,730,864               104,403                 953,308
                                                                     ---------               -------                 -------
 Investment income-- net                                            12,657,967               769,224                 662,025
                                                                    ----------               -------                 -------

                 Realized and unrealized gain (loss) -- net
 Net realized gain on security transactons (Note 3)                 28,373,814               129,567               4,084,369
 Net realized gain on foreign currency transactions                        639                    --                  38,474
 Net realized gain (loss) on financial futures contracts             2,879,519                    --                 (75,865)
                                                                     ---------               -------                --------
 Net realized gain on investments and foreign currencies            31,253,972               129,567               4,046,978
 Net change in unrealized appreciation or depreciation of
      investments and on translation of assets and liabilities
      in foreign currencies                                         (1,450,532)             (188,485)             (6,133,514)
                                                                    ----------              --------              ----------
 Net gain (loss) on investments and foreign currencies              29,803,440               (58,918)             (2,086,536)
                                                                    ----------               -------              ----------
 Net increase (decrease) in net assets resulting from operations   $42,461,407              $710,306             $(1,424,511)
                                                                   ===========              ========             ===========

See accompanying notes to financial statements.

      Statements of changes in net assets
      IDS Life Series Fund, Inc.
      Year ended April 30,
                                                                            Equity Portfolio                    Income Portfolio
                          Operations and distributions                   1997              1996              1997              1996

 Investment income-- net                                         $  1,090,051      $    489,831       $ 4,145,791       $ 3,176,680
 Net realized gain on investments and foreign currencies           25,205,763        73,815,809           872,910           327,190
 Net change in unrealized appreciation or depreciation
      of investments and on translation of assets
      and liabilities in foreign currencies                       (47,584,150)       52,637,428          (278,890)          385,120
                                                                  -----------        ----------          --------           -------
 Net increase (decrease) in net assets resulting from operations  (21,288,336)      126,943,068         4,739,811         3,888,990
                                                                  -----------       -----------         ---------         ---------
 Distributions to shareholders from:
      Net investment income                                        (1,069,807)         (484,198)       (4,144,980)       (3,152,824)
      Excess distribution of net investment income                         --           (26,661)             (811)          (10,470)
      Net realized gain                                           (73,838,149)          (76,149)               --                --
                                                                  -----------           -------        ----------        ----------
 Total distributions                                              (74,907,956)         (587,008)       (4,145,791)       (3,163,294)
                                                                  -----------          --------        ----------        ----------

                          Capital share transactions (Note 5)
 Proceeds from sales                                              134,772,812        88,096,157        12,860,826        16,653,461
 Reinvested distributions at net asset value                       74,907,956           587,008         4,145,791         3,163,294
 Payments for redemptions                                         (10,378,879)       (7,658,827)       (5,832,042)       (3,389,539)
                                                                  -----------        ----------        ----------        ----------
 Increase in net assets from capital share transactions           199,301,889        81,024,338        11,174,575        16,427,216
                                                                  -----------        ----------        ----------        ----------
 Total increase in net assets                                     103,105,597       207,380,398        11,768,595        17,152,912
 Net assets at beginning of year                                  448,412,399       241,032,001        54,976,163        37,823,251
                                                                  -----------       -----------        ----------        ----------
 Net assets at end of year                                       $551,517,996      $448,412,399       $66,744,758       $54,976,163
                                                                 ------------      ------------       -----------       -----------
 Undistributed (excess of distributions over) net investment
     income                                                      $     20,999      $        (47)      $    19,838       $      (811)
                                                                 ============      ============       ===========       ===========


See accompanying notes to financial statements.

      Statements of changes in net assets (continued)
      IDS Life Series Fund, Inc.
      Year ended April 30,
                                                                       Money Market Portfolio                  Managed Portfolio

                          Operations and distributions                   1997              1996              1997              1996
 Investment income-- net                                         $    950,435      $    645,793      $ 12,657,967      $ 10,044,599
 Net realized gain (loss) on investments and foreign currencies           (79)              (84)       31,253,972        17,885,868
 Net change in unrealized appreciation or depreciation
      of investments and on translation of assets
      and liabilities in foreign currencies                                --                --        (1,450,532)       24,654,105
                                                                   ----------        ----------        ----------        ----------
 Net increase in net assets resulting from operations                 950,356           645,709        42,461,407        52,584,572
                                                                      -------           -------        ----------        ----------
 Distributions to shareholders from:
      Net investment income                                          (950,435)         (645,793)      (12,603,155)      (10,002,686)
      Excess distribution of net investment income                         --                --           (55,452)               --
      Net realized gain                                                    --                --       (13,910,481)       (2,226,152)
                                                                   ----------        ----------        ----------        ----------
 Total distributions                                                 (950,435)         (645,793)      (26,569,088)      (12,228,838)
                                                                     --------          --------       -----------       -----------
                          Capital share transactions (Note 5)
 Proceeds from sales                                               22,306,772        12,705,078        61,977,979        54,477,756
 Reinvested distributions at net asset value                          950,435           645,793        26,569,088        12,228,838
 Payments for redemptions                                          (9,029,770)       (8,917,032)      (10,434,788)      (10,316,093)
                                                                   ----------        ----------       -----------       -----------
 Increase in net assets from capital share transactions            14,227,437         4,433,839        78,112,279        56,390,501
                                                                   ----------         ---------        ----------        ----------
 Total increase in net assets                                      14,227,358         4,433,755        94,004,598        96,746,235
 Net assets at beginning of year                                   14,318,355         9,884,600       316,732,293       219,986,058
                                                                   ----------         ---------       -----------       -----------
 Net assets at end of year                                        $28,545,713       $14,318,355      $410,736,891      $316,732,293
                                                                  -----------       -----------      ------------      ------------
 Excess of distributions over net investment income               $        --       $        --      $    (91,841)     $    (54,812)
                                                                  ===========       ===========      ============      ============
See accompanying notes to financial statements.

      Statements of changes in net assets (continued)
      IDS Life Series Fund, Inc.
      Year ended April 30,
                                                                           Government Securities            International Equity
                                                                                       Portfolio                        Portfolio


                          Operations and distributions                   1997              1996              1997              1996
 Investment income-- net                                          $   769,224       $   732,941      $    662,025      $    212,955
 Net realized gain on investments and foreign currencies              129,567            97,312         4,046,978         5,987,533
 Net change in unrealized appreciation or depreciation
      of investments and on translation of assets
      and liabilities in foreign currencies                          (188,485)            3,853        (6,133,514)        5,339,537
                                                                     --------             -----        ----------         ---------
 Net increase (decrease) in net assets resulting from operations      710,306           834,106        (1,424,511)       11,540,025
                                                                      -------           -------        ----------        ----------
 Distributions to shareholders from:
      Net investment income                                          (762,735)         (729,863)         (662,648)         (212,955)
      Excess distributions of net investment income                    (6,588)           (3,078)         (108,688)          (77,263)
      Net realized gain                                              (103,298)               --        (5,909,647)               --
                                                                     --------                          ----------
 Total distributions                                                 (872,621)         (732,941)       (6,680,983)         (290,218)
                                                                     --------          --------        ----------          --------

                     Capital share transactions (Note 5)
 Proceeds from sales                                                3,256,810         2,091,806        76,861,699        32,311,329
 Reinvested distributions at net asset value                          872,621           732,941         6,680,983           290,218
 Payments for redemptions                                          (3,054,279)       (1,901,971)       (1,624,761)         (286,727)
                                                                   ----------        ----------        ----------          --------
 Increase in net assets from capital share transactions             1,075,152           922,776        81,917,921        32,314,820
                                                                    ---------           -------        ----------        ----------
 Total increase in net assets                                         912,837         1,023,941        73,812,427        43,564,627
                                                                      -------         ---------        ----------        ----------
 Net assets at beginning of year                                   12,464,405        11,440,464        52,061,435         8,496,808
                                                                   ----------        ----------        ----------         ---------
 Net assets at end of year                                        $13,377,242       $12,464,405      $125,873,862       $52,061,435
                                                                  -----------       -----------      ------------       -----------
 Undistributed (excess of distributions over) net investment
     income                                                       $   (18,384)      $    (6,489)     $    (32,761)      $       623
                                                                  ===========       ===========      ============       ===========

See accompanying notes to financial statements.

  1

Summary of significant
accounting policies


      The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. It has six portfolios whose goals are as follows:
          Equity Portfolio invests primarily in U.S. common stocks and securities convertible into common stock; Income Portfolio invests in corporate bonds of the four highest ratings; Money Market Portfolio invests in high-quality short-term debt securities; Managed Portfolio invests in common and preferred stocks, convertible securities, debt securities and money market instruments; Government Securities Portfolio invests in debt obligations issued or guaranteed by U.S.
          governmental units; and International Equity Portfolio invests primarily in common stocks of foreign issuers.
      Shares of each portfolio of the Fund are sold to IDS Life Insurance Company (IDS Life) subaccounts or IDS Life Insurance Company of New York subaccounts in connection with the sale of variable insurance contracts.

      The significant accounting policies followed by the Fund are summarized as follows:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities, other than bonds, traded on national securities exchanges or included in the NASDAQ National Market System, are valued at the last quoted sales price; securities traded in the over-the-counter market and securities for which a last quoted sales price is not readily available, including illiquid securities, are valued at the mean of the closing bid and asking prices; and bonds and other securities are valued at fair value according to methods selected in good faith by the board of directors. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities in the Equity, Income, Managed, Government Securities and International Equity Portfolios maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the Money Market Portfolio are valued daily at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

      Option transactions

      In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Equity, Income, Managed, Government Securities and International Equity Portfolios may buy or sell put or call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the portfolios pay a premium whether or not the option is exercised. The portfolios also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The portfolios also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

      Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The portfolios will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Equity, Income, Managed, Government Securities and International Equity Portfolios may buy and sell stock index and interest rate future contracts. Risks of entering into future contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the portfolios are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the portfolios each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The portfolios recognize a realized gain or loss when the contract is closed or expires.

      Foreign currency translations and foreign currency contracts

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

      The Equity, Income, Managed and International Equity Portfolios also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the portfolios and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The portfolios are subject to the credit risk that the other party will not complete the obligations of the contract.

      Illiquid securities

      At April 30, 1997, investments in securities for Income Portfolio and Managed Portfolio included issues that are illiquid. The portfolios currently limit investments in illiquid securities to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at April 30, 1997 was $185,730 and $648,325, which represents 0.28% and 0.16% of net assets for Income Portfolio and Managed Portfolio, respectively. Pursuant to guidelines adopted by the board, certain unregistered securities are determined to be liquid and are not included in the 10% limitation specified above.

      Securities purchased on a when-issued basis

      Delivery and payment for securities that have been purchased by the portfolios on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations and they may affect the portfolio's net assets the same as owned securities. The portfolios designate cash or liquid high-grade short-term debt securities at least equal to the amount of its commitment. At April 30, 1997, Government Securities Portfolio had entered into outstanding when issued or forward commitments of $394,625.

      Federal income taxes

      Since the Fund's policy is to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income taxes is required. Each portfolio is treated as a separate entity for federal income tax purposes.

      Net investment income (loss) and net realized gains (losses) differ for financial statement and tax purposes primarily because of wash sale transactions, foreign currency exchange gains and losses, and the timing and amount of market discount recognized as ordinary income. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the portfolios.

      On the statements of assets and liabilities, as a result of permanent book-to-tax differences, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in net reclassification adjustments to additional paid-in capital by the following:

                                                      Equity          Income          Managed        Government       International
                                                   Portfolio       Portfolio        Portfolio        Securities              Equity
                                                                                                      Portfolio           Portfolio
      Accumulated net realized gain (loss)           (27,444)       (20,649)          36,389             11,796             (75,927)
      Undistributed net investment income                802         20,649          (36,389)           (11,796)             75,927
                                                         ---         ------          -------            -------              ------
      Additional paid-in-capital reduction (increase) 26,642             --               --                 --                  --
                                                      ======         ======           ======             ======              ======

      Dividends to shareholders

      At April 30, 1997, dividends declared for each portfolio payable May 1, 1997 are as follows:

            Equity                                           $.017
            Income                                           $.055
            Money Market                                     $.004
            Managed                                          $.137
            Government Securities                            $.047
            International Equity                             $.010

      Distributions to shareholders are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and distributed monthly for the Money Market, Income and Government Securities Portfolios and declared and distributed quarterly for the Equity, Managed and International Equity Portfolios. Capital gain distributions, when available, will be made annually. However, additional capital gain distributions may be made periodically during the fiscal year in order to comply with the Internal Revenue Code as applicable to regulated investment companies.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

  2

Investment
management
and services
agreement

      The Fund has an Investment Management and Services Agreement with IDS Life. For its services, IDS Life is paid a fee based on the aggregate average daily net assets of each of the portfolios. The fee is 0.7% on an annual basis for the Equity, Income, Managed and Government Securities Portfolios. For Money Market Portfolio the fee is 0.5% on an annual basis. For International Equity Portfolio the fee is 0.95% on an annual basis.

      IDS Life and American Express Financial Corporation have an Investment Advisory Agreement which calls for IDS Life to pay American Express Financial Corporation a fee for investment advice about the Fund's portfolios. The fee paid by IDS Life is 0.25% of Equity, Income, Money Market, Managed and Government Securities Portfolios' average daily net assets for the year. The fee paid by IDS Life is 0.35% of International Equity Portfolio's average daily net assets for the year.

      In addition to paying its own management fee, each portfolio also pays its taxes, brokerage commissions and nonadvisory expenses. Expenses that relate to a particular portfolio, such as custodian fees and registration fees for shares, are paid by that portfolio. Other expenses are allocated to the portfolios in an equitable manner as determined by the Fund's board. Each portfolio also pays custodian fees to American Express Trust Company, an affiliate of IDS Life.

      IDS Life has voluntarily agreed to reimburse each portfolio for operating expenses, excluding the investment management and services fees, which exceed 0.1% on an annual basis of average daily net assets of each portfolio.

  3

Securities
transactions

      For the year ended April 30, 1997, cost of purchases and proceeds from sales of securities aggregated, respectively, $156,224,113 and $141,941,144 for Money Market Portfolio. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Portfolio are as follows:

                Portfolio                     Purchases                 Proceeds
                Equity                   $1,146,628,368           $1,064,260,709
                Income                       67,940,007               60,492,262
                Managed                     394,678,825              325,362,445
                Government Securities         8,173,316                7,686,831
                International Equity        196,517,762              125,284,548

      Realized gains and losses are determined on an identified cost basis.

      Brokerage commissions paid to brokers affiliated with IDS Life were $21,588, $2,005 and $930 for Equity Portfolio, Managed Portfolio and International Equity Portfolio, respectively, for the year ended April 30, 1997.

  4

Foreign currency
contracts


      At April 30, 1997, International Equity Portfolio had entered into 13 foreign currency exchange contracts that obligate the Portfolio to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation (see Summary of significant accounting policies) on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

      International Equity Portfolio

                  Exchange date            Currency to            Currency to              Unrealized              Unrealized
                                          be delivered            be received             appreciation            depreciation

                  May 2, 1997                15,628                   408,038                 $ --                    $      7
                                           U.S. Dollar             Thailand Baht

                  May 2, 1997                114,011                  114,000                    5                          --
                                           U.S. Dollar            Argentine Peso

                  May 2, 1997                413,041                  412,999                   19                          --
                                           U.S. Dollar            Argentine Peso

                  May 2, 1997                12,986                    1,676                    --                          --
                                        Hong Kong Dollar            U.S. Dollar

                  May 5, 1997                628,552                 7,583,861                  --                       6,134
                                           U.S. Dollar          Austrian Schilling

                  May 6, 1997               1,742,258                1,006,736                 378                          --
                                          Deutsche Mark             U.S. Dollar

                  May 6, 1997                107,049                  65,872                    --                         296
                                           U.S. Dollar             British Pound

                  May 6, 1997               1,211,422                6,300,000                 128                          --
                                           U.S. Dollar            Finnish Markka

                  May 6, 1997                 3,649                   95,254                    --                           3
                                           U.S. Dollar             Thailand Baht

                  May 6, 1997                372,802                  934,725                   --                         475
                                           U.S. Dollar           Malaysian Dollar

                  May 7, 1997                 2,323                   60,682                    --                          --
                                           U.S. Dollar             Thailand Baht

                  May 7, 1997              21,021,110                 795,953                   --                       1,208
                                         Philippine Peso            U.S. Dollar

                  May 30, 1997               429,848                 2,484,090                  --                       4,235
                                           U.S. Dollar             French Franc
                                                                                             -----                       -----
                                                                                             $530                     $12,358

 5

Capital share
transactions


      Transactions in shares of each portfolio for the years ended April 30, 1997 and 1996 were as follows:




      Number of shares:                                                                      Year ended April 30, 1997

                                                              Money                         Government   International
                                Equity         Income        Market          Managed        Securities          Equity
                             Portfolio      Portfolio      Portfolio       Portfolio         Portfolio       Portfolio
--------------------------------------------------------------------------------------------------------------------------
      Sold                   5,247,248      1,285,296     22,308,722       3,697,780           326,772       5,004,552
      Issued for reinvested
        distributions        3,352,450        412,933        950,526       1,664,945            85,930         471,553
      Redeemed                (436,609)      (582,861)    (9,030,614)       (633,327)         (307,264)       (112,948)
--------------------------------------------------------------------------------------------------------------------------
      Net increase           8,163,089      1,115,368     14,228,634       4,729,398           105,438       5,363,157

      Number of shares:                                                                       Year ended April 30, 1996

                                                              Money                         Government    International
                                Equity         Income        Market          Managed        Securities          Equity
                             Portfolio      Portfolio      Portfolio       Portfolio         Portfolio        Portfolio
--------------------------------------------------------------------------------------------------------------------------
      Sold                   3,543,079      1,633,884     12,706,236       3,492,833           203,165       2,358,924
      Issued for reinvested
        distributions           22,323        311,618        645,835         788,557            71,365          21,630
      Redeemed                (306,199)      (333,001)    (8,917,863)       (665,334)         (186,050)        (22,514)
--------------------------------------------------------------------------------------------------------------------------
      Net increase           3,259,203      1,612,501      4,434,208       3,616,056            88,480       2,358,040


  6

Option contracts
written



      The number of  contracts  and  premium  amounts  associated  with  options
      contracts   written  by  Equity  Portfolio  (see  Summary  of  significant accounting policies) is as follows:

                                                      Year ended April 30, 1997

                                                Calls

                             Contracts                            Premium
Balance April 30, 1996           --                            $       --
Opened                        1,200                               275,231
Closed                         (600)                             (126,736)
Expired                        (600)                             (148,495)
--------------------------------------------------------------------------------
Balance April 30, 1997           --                            $       --
--------------------------------------------------------------------------------

  7

Financial
highlights

      "Financial highlights" showing per share data and selected information is presented on pages 5-10 of the prospectus.

 Investments in securities



      IDS Life Series Fund, Inc.
      Equity Portfolio
      April 30, 1997
                                           (Percentages represent value of
                                        investments compared to net assets)

 Common stocks (86.6%)




 Aerospace & defense (0.3%)
 AAR                          48,100   $  1,430,975

 Airlines (1.0%)
 Alaska Air Group            117,000(b)   2,910,375
 Northwest Airlines           73,000(b)   2,847,000
 Total                                    5,757,375

 Banks and savings & loans (2.7%)
 BankBoston                   40,000      2,910,000
 Barnett Banks                80,000      3,910,000
 Magna Group                 100,000      3,087,500
 Washington Mutual           103,300      5,100,438
 Total                                   15,007,938

 Beverages & tobacco (0.5%)
 Robert Mondavi Cl A          70,000(b)   2,625,000

 Building materials & construction (2.5%)
 Chicago Bridge & Iron       134,400(b)   2,284,800
 Sherwin-Williams            100,000      3,025,000
 Tyco Intl                   140,000      8,540,000
 Total                                   13,849,800

 Chemicals (3.0%)
 Betz Laboratories            46,000      2,944,000
 Praxair                     120,000      6,195,000
 Sigma-Aldrich                90,000      2,700,000
 USA Waste Service           150,000(b)   4,912,500
 Total                                   16,751,500

 Communications equipment & services (2.1%)
 Ascend Communications       250,000(b)  11,437,500

 Computers & office equipment (17.7%)

 Acxiom                      150,000(b)   1,968,750
 Adaptec                      60,000(b)   2,220,000
 Avid Technology              65,000(b)   1,259,375
 BEA Systems                 200,000(b)   1,200,000
 BMC Software                112,000(b)   4,844,000
 BTG                         140,000(b)   2,100,000
 Cadence Design Systems       90,000(b)   2,880,000
 Cisco Systems                70,000(b)   3,622,500
 Computer Sciences           100,000(b)   6,250,000
 Equifax                      95,000      2,731,250
 Fiserv                       48,800(b)   1,842,200
 HPR                          55,000(b)     776,875
 Ikon Office Solutions       206,000      5,536,250
 Infinity Financial
   Technology                100,000(b)   1,262,500
 McAfee Associates           117,000(b)   6,522,750
 Network General             170,000(b)   2,337,500
 Parametric Technology       117,000(b)   5,294,250
 PeopleSoft                  111,000(b)   4,606,500
 Rational Software           250,000(b)   3,453,125
 Read-Rite                   130,000(b)   3,363,750
 Renaissance Solutions       192,000(b)   4,176,000
 Reynolds & Reynolds Cl A    102,000      2,116,500
 Sanmina                      77,500(b)   3,875,000
 Sterling Commerce           360,000(b)   9,315,000
 Structural Dynamics
   Research                  133,000(b)   2,826,250
 SunGard Data Systems         15,000(b)     665,625
 Synopsys                    100,000(b)   3,187,500
 Technology Solutions        100,000(b)   2,637,500
 Veritas Software             90,000(b)   3,026,250
 Whittman-Hart                80,000(b)   1,520,000
 Total                                   97,417,200

 Electronics (7.9%)
 Altera                       32,000(b)   1,586,000
 Burr-Brown                   76,500(b)   2,256,750
 Dallas Semiconductor        117,000      4,270,500
 Harris                       35,000      2,992,500
 Kent Electronics             80,000(b)   2,000,000
 KLA Instruments             126,000(b)   5,607,000
 Kulicke & Soffa Inds        100,000(b)   2,793,750
 Lattice Semiconductor        60,000(b)   3,352,500
 Maxim Intergrated Products   55,000(b)   2,908,125
 Molex                        82,500      2,557,500
 PRI Automation               55,000(b)   2,818,750
 Sawtek                       80,000(b)   2,370,000
 Tencor Instruments           48,000(b)   2,130,000
 Teradyne                     54,000(b)   1,768,500
 Vitesse Semiconductor        35,800(b)   1,127,700
 Xilinx                       67,100(b)   3,287,900
 Total                                   43,827,475

 Energy (0.6%)
 Tosco                       111,000      3,288,375

 Energy equipment & services (2.0%)
 Cooper Cameron               40,000(b)   2,850,000
 ENSCO Intl                   58,000(b)   2,755,000
 Global Marine               135,000(b)   2,716,875
 Lone Star Technologies      143,000(b)   2,663,375
 Total                                   10,985,250

 Financial services (4.3%)
 Franklin Resources           72,600      4,292,475
 Household Intl               17,900      1,575,200
 MBNA                         90,000      2,970,000
 MGIC Investment              40,000      3,250,000
 Providian                    80,000      4,620,000
 Schwab (Charles)            108,900      3,988,462
 Winthrop Resources          100,000      3,037,500

 Total                                   23,733,637

 Food (1.0%)
 Delta & Pine Land           113,333      2,833,325
 JP Foodservice              100,000(b)   2,787,500
 Total                                    5,620,825

 Furniture & appliances (2.0%)
 Leggett & Platt             100,000      3,475,000
 Miller (Herman)             150,000      4,856,250
 Stanley Works                73,000      2,837,875
 Total                                   11,169,125

 Health care (7.0%)
 Acuson                      111,000(b)   2,691,750
 ALZA                        115,000(b)   3,363,750
 Biogen                      167,000(b)   5,344,000
 Boston Scientific            75,000(b)   3,618,750
 Centocor                    185,000(b)   5,203,125
 DENTSPLY Intl               104,300      5,162,850
 Genentech                    40,000(b)   2,345,000
 Guidant                      40,000      2,730,000
 IDEC Pharmaceuticals        102,400(b)   1,817,600
 Physio-Control Intl          59,800(b)     747,500
 Watson Pharmaceuticals      148,700(b)   5,316,025
 Total                                   38,340,350

 Health care services (8.5%)
 Cardinal Health              60,000      3,195,000
 Equity Corporation Intl     100,000(b)   2,150,000
 FPA Medical Management      320,000(b)   5,200,000
 Genesis Health Ventures     105,000(b)   3,136,875
 HBO & Co                    212,000     11,342,000
 Health Management
    Associates               160,000(b)   4,280,000
 HEALTHSOUTH                  70,000(b)   1,382,500
 McKesson                     33,300      2,410,088
 Medical Resources           137,000(b)   1,746,750
 NovaCare                    270,000(b)   3,071,250
 PhyCor                       91,000(b)   2,422,875
 Quorum Health Group          44,000(b)   1,369,500
 Tenet Healthcare            194,000(b)   5,044,000
 Total                                   46,750,838

 Household products (0.6%)
 Newell                       94,600      3,311,000

 Industrial equipment & services (1.2%)
 U.S. Rentals                 43,000(b)     817,000
 United Waste Systems        171,000(b)   5,771,250
 Total                                    6,588,250

 Insurance (2.6%)
 Nationwide Financial
   Services                   70,000(b)   1,855,000
 Protective Life              98,000      4,336,500
 SunAmerica                  115,600      5,317,600
 UNUM                         35,000      2,695,000
 Total                                   14,204,100

 Leisure time & entertainment (0.2%)
 Brunswick                    48,000      1,356,000

 Media (1.7%)
 American Radio Systems       88,000(b)   2,574,000
 Outdoor Systems             100,000(b)   2,775,000
 Telemundo Group Cl A        100,000(b)   2,625,000
 VDI Media                   250,000(b)   1,562,500
 Total                                    9,536,500

 Metals (1.2%)
 Commonwealth Inds           120,000      2,070,000
 Stillwater Mining           230,000(b)   4,628,750
 Total                                    6,698,750

 Paper & packaging (1.0%)
 Sealed Air                  113,700(b)   5,258,625

 Restaurants & lodging (1.2%)
 CapStar Hotel               160,000(b)   4,540,000
 Extended Stay America       144,000(b)   2,178,000
                                          6,718,000

 Retail (7.8%)
 CDW Computer Centers         65,000(b)   3,120,000
 CVS                          60,000      2,977,500
 Dollar General              178,500      5,645,062
 Dominick's Supermarkets     133,000(b)   2,726,500
 Family Dollar Stores        180,000      4,702,500
 Kohl's                       66,000(b)   3,225,750
 Lazare Kaplan Intl           99,000(b)   1,348,875
 Quality Food Centers         64,000      2,568,000
 Rite Aid                     81,000      3,726,000
 Safeway                     200,625(b)   8,952,891
 Walgreen                     90,800      4,176,800
 Total                                   43,169,878

 Textiles & apparel (0.5%)
 WestPoint Stevens            67,400(b)   2,637,025

 Utilities -- gas (1.4%)
 El Paso Natural Gas          53,000      3,080,625
 Sonat                        80,000      4,570,000
                                          7,650,625

 Utilities -- telephone (0.4%)
 WorldCom                    100,000(b)   2,400,000

 Foreign (3.7%)
 ACE                          38,000      2,280,000
 Amer Group                  101,000(b)   1,728,670
 ASM Lithography Holdings     43,900(b)   3,490,050
 Belle                    10,245,000(b)   2,447,602
 BioChem Pharma              240,000(b)   4,316,250
 Gucci Group                  42,000      2,913,750
 Philip Environmental        191,900(b)   3,022,425
 Total                                   20,198,747

 Total common stocks
 (Cost: $434,816,183)                  $477,720,663


 Short-term securities (15.3%)
 Issuer     Annualized          Amount     Value(a)
              yield on      payable at
               date of        maturity
              purchase


 U.S. government agency (0.2%)
 Federal Home Loan Bank Disc Nt
      05-01-97     5.43%    $1,200,000   $1,200,000

 Commercial paper (15.1%)
 Albertson's
      05-16-97     5.55      7,500,000    7,482,750
 Ameritech Capital Funding
      05-15-97     5.51      7,300,000(c) 7,284,415
 Avco Financial Services
      05-23-97     5.52      3,425,000    3,413,488
 CAFCO
      05-09-97     5.54      3,500,000(c) 3,495,707
      05-12-97     5.54      6,500,000(c) 6,489,037
 Colgate-Palmolive
      05-13-97     5.52      5,000,000(c) 4,990,833
 Dean Witter, Discover & Co
      06-04-97     5.62      3,600,000    3,581,062
 Fleet Funding
      05-14-97     5.57      7,500,000(c) 7,484,996
      05-19-97     5.53        900,000(c)   897,521
      05-22-97     5.56      5,100,000(c) 5,083,548
      05-23-97     5.54      1,100,000(c) 1,096,296
 Gannett
      05-08-97     5.58      1,400,000(c) 1,398,489
      05-16-97     5.55      5,800,000(c) 5,786,660
 Gateway Fuel
      05-28-97     5.51      5,600,000    5,576,942
 Novartis Finance
      05-02-97     5.57      4,000,000    3,999,383
      05-05-97     5.54      6,000,000    5,996,320
 Paccar Financial
      05-07-97     5.54      1,600,000    1,598,528
 SBC Communications Capital
      05-09-97     5.52      3,900,000(c) 3,895,233
      06-03-97     5.53      2,100,000(c) 2,089,412
 USAA Capital
      05-05-97     5.59      1,600,000    1,599,012
 Total                                   83,239,632

 Total short-term securities
 (Cost: $84,439,632)                   $ 84,439,632

 Total investment in securities
 (Cost: $519,255,815)                  $562,160,295


 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(d) At April 30, 1997,  the cost of securities  for federal  income tax purposes
was   $519,326,870   and  the  aggregate  gross   unrealized   appreciation  and
depreciation based on that cost was:

Unrealized appreciation                $58,069,087
Unrealized depreciation                (15,235,662)
                                       -----------
Net unrealized appreciation            $42,833,425
                                       ===========

      IDS Life Series Fund, Inc.
      Income Portfolio
      April 30, 1997

                                       (Percentages represent value of
                                    investments compared to net assets)

 Bonds (85.5%)

Issuer                                  Coupon              Maturity             Principal             Value(a)
                                          rate                  year                amount

 U.S. government obligations (3.4%)
 U.S. Treasury                           7.00  %                2006            $1,750,000        $  1,779,383
    TIPS                                 3.375                  2007               503,620(i)          495,592
 Total                                                                                               2,274,975

 Mortgage-backed securities (30.0%)
 Federal Home Loan Mtge Corp             5.50                   2009               814,463             769,667
                                         6.50                   2011             1,943,069           1,889,033
    Collateralized Mtge Obligation       8.00                   2020               185,000             189,041
                                         8.50                   2022             1,000,000           1,055,000
 Federal Natl Mtge Assn                  6.00                   2011             1,918,853           1,831,450
                                         6.50                   2010             1,196,574           1,170,286
                                         6.58                   2001             2,000,000(e)        1,990,040
                                         7.00                2003-26             1,997,962           1,937,633
                                         7.50                   2027             1,974,345           1,958,925
                                         8.00                   2027             2,929,535           2,966,155
                                         8.50                   2027             2,691,577           2,774,854
    Collateralized Mtge Obligation
       Trust Series Z                    8.00                   2021               364,539(f)          369,615
 Merrill Lynch Mtge Investors            8.16                   2021               222,980             219,565
 Morgan Stanley
    Collateralized Mtge Obligation       6.59                   2028               942,923             928,779
 Total                                                                                              20,050,043

 Aerospace & defense (1.0%)
 Airplanes Cl D                         10.875                  2019               100,000             110,500
 BE Aerospace
    Sr Sub Nts                           9.875                  2006               100,000             103,125
 Goodrich (B.F.)                         9.625                  2001               150,000             162,609
 Newport News Shipbuilding
    Sr Nts                               8.625                  2006                75,000              75,375
 Northrop Grumman                        7.00                   2006               250,000(c)          241,378
 Total                                                                                                 692,987

 Airlines (0.6%)
 Continental Airlines                    6.94                   2015               392,157             380,933

 Automotive & related (0.4%)
 Arvin Capital                           9.50                   2027               250,000             247,485

 Banks and savings & loans (3.5%)
 Barclays NA Capital                     9.75                   2021               300,000             338,562
 First Bank System                       6.875                  2007               400,000             386,336
 Fleet/Norstar Financial
    Sub Nts                              9.00                   2001               200,000             214,758
 Hubco Capital Trust                     8.98                   2027               500,000(c)          492,500
 Morgan (JP)
    Medium-term Nts                      4.00                   2012               500,000(e)          488,250
 Norwest
    Sr Nts                               6.375                  2002               400,000             391,900
 Total                                                                                               2,312,306

 Building materials & construction (2.2%)
 Carlisle
    Sr Nts                               7.25                   2007               500,000             492,425
 Owens-Corning Fiberglass                9.375                  2012               100,000             109,138
 Pulte
    Sr Nts                               7.00                   2003               300,000             290,292
 Schuller Intl Group
    Sr Nts                              10.875                  2004               500,000             551,250
 Southdown
    Sr Sub Nts                          10.00                   2006                50,000              52,688
 Total                                                                                               1,495,793

 Communications equipment & services (1.6%)
 GST Acquisition
    Sr Sub Nts                          10.50                   2007               200,000(c)          201,750
 GST Telecommunications
    Zero Coupon Cv                       5.25                   2000                20,000(c,d)         15,000
 Phonetel Technologies
    Sr Nts                              12.00                   2006               125,000             124,062
 Shared Technologies
    Zero Coupon                         12.25                   1999               250,000(d)          204,063
 US West Capital Funding                 6.85                   2002               500,000             497,365
 Total                                                                                               1,042,240

 Electronics (0.7%)
 Magnetek
    Sr Sub Debs                         10.75                   1998               100,000             104,500
 Thomas & Betts                          6.50                   2006               400,000(c)          375,452
 Total                                                                                                 479,952

 Energy (2.1%)
 Clark Oil
    Sr Nts                               9.50                   2004               100,000             101,250
 Forcenergy
    Sr Sub Nts                           9.50                   2006                50,000              50,438
 Oryx Energy                             8.125                  2005               500,000             512,045
 Parker & Parsley Petroleum              8.25                   2007               500,000             525,710
 UNC
    Sr Nts                               9.125                  2003               200,000             212,000
 Total                                                                                               1,401,443

 Energy equipment & services (1.2%)
 Foster Wheeler                          6.75                   2005               300,000             286,545
 Noble Drilling
    Sr Nts                               9.125                  2006               500,000             531,875
 Total                                                                                                 818,420

 Financial services (2.5%)
 Avco Financial Services                 7.25                   1999               300,000             304,734
 Corporate Property Investors            7.18                   2013               300,000(c)          281,163
 Countrywide Funding
    Medium-term Nts                      8.42                   1999               300,000             309,753
 DVI
    Sr Nts                               9.875                  2004               250,000             245,625
 First Union REIT                        8.875                  2003               100,000             100,250
 Homeside
    Sr Nts                              11.25                   2003               130,000             148,200
 Property Trust America REIT             7.50                   2014               300,000             283,587
 Total                                                                                               1,673,312

 Food (0.2%)
 Chiquita Brands Intl                    9.625                  2004               100,000             102,875


 Furniture & appliances (0.3%)
 Interface                               9.50                   2005               100,000             102,750
 Lifestyle Furniture                    10.875                  2006               100,000             107,250
 Total                                                                                                 210,000


 Health care (0.2%)
 IMED
    Sr Sub Nts                           9.75                   2006               150,000(c)          150,000

 Health care services (1.9%)
 Columbia-HCA Healthcare                 6.91                   2005               100,000              97,692
 La Petite Holdings
    Sr Secured Nts                       9.625                  2001               200,000             204,250
 Manor Care
    Sr Nts                               7.50                   2006               250,000             250,785
 Merit Behavioral
    Sr Sub Nts                          11.50                   2005               100,000             108,125
 Paracelsus Healthcare
    Sr Sub Nts                          10.00                   2006               350,000             329,875
 Tenet Healthcare
    Sr Sub Nts                          10.125                  2005               250,000             269,375
 Total                                                                                               1,260,102

 Household products (0.1%)
 Sweetheart Cup
    Sr Sub Nts                          10.50                   2003               100,000             101,750

 Industrial equipment & services (1.8%)
 AGCO
    Sr Sub Nts                           8.50                   2006               100,000             100,750
 Aramark Services                        7.10                   2006               500,000             478,595
 Case                                    7.25                   2005               400,000             394,348
 Motors and Gears
    Sr Nts                              10.75                   2006               250,000(c)          249,062
 Total                                                                                               1,222,755

 Insurance (0.9%)
 American United Life                    7.75                   2026               200,000(h)          185,730
 Americo Life                            9.25                   2005               100,000             100,000
 Conseco Financing Trust                 8.70                   2026               300,000             296,220
 Total                                                                                                 581,950

 Leisure time & entertainment (0.8%)
 Trump Atlantic City Funding
    1st Mtge                            11.25                   2006               250,000             243,750
 Trump Holdings & Funding
    Sr Nts                              15.50                   2005               250,000             281,250
 Total                                                                                                 525,000

 Media (4.2%)
 Ackerley Communications
    Sr Secured Nts                      10.75                   2003               100,000             106,500
 Cablevision Systems
    Sr Sub Debs                         10.75                   2004               100,000             103,250
 Comcast
    Sr Sub                               9.125                  2006               500,000             507,500
 Lamar Advertising                       9.625                  2006               275,000             274,313
 Lenfest Communications
    Sr Nts                               8.375                  2005               250,000             238,750
 MDC Communications
    Sr Sub Nts                          10.50                   2006               100,000             102,750
 Quebecor Printing                       7.25                   2007               500,000             496,835
 Time Warner
    Deb                                  9.15                   2023               300,000             321,165
 Time Warner Entertainment               8.375                  2033               250,000             247,840
 TKR Cable
    Sr Debs                             10.50                   2007               100,000             109,304
 United Artist Theatre                   9.30                   2015                98,315              90,818
 Viacom Intl
    Sr Sub Nts                          10.25                   2001               100,000             106,625
    Sub Deb                              8.00                   2006               100,000              93,000
 Total                                                                                               2,798,650

 Metals (0.8%)
 Ryerson Tull                            8.50                   2001               500,000             509,375

 Multi-industry conglomerates (1.4%)
 Crane                                   7.25                   1999               300,000             303,930
 Fairchild                              13.125                  2006                65,000              66,625
 Mark IV Inds                            8.75                   2003               100,000             101,000
 Prime Succession
    Sr Sub Nts                          10.75                   2004                85,000              91,162
 USI American Holdings
    Sr Nts                               7.25                   2006               425,000(c)          408,574
 Total                                                                                                 971,291

 Paper & packaging (1.6%)
 Chesapeake                              9.875                  2003               100,000             112,204
 Federal Paperboard                     10.00                   2011               100,000             120,993
 Gaylord Container
    Sr Sub Deb                          12.75                   2005               100,000             106,750
 Intl Paper                              5.125                  2012                85,000              66,530
 Scotia Pacific Holdings                 7.95                   2015               255,131             253,871
 Silgan
    Sr Sub Nts                          11.75                   2002               100,000             106,625
 Warren (SD)
    Sr Nts                              12.00                   2004               250,000             274,687
 Total                                                                                               1,041,660

 Restaurants & lodging (0.4%)
 Hammons (John Q) Hotels
    1st Mtge                             8.875                  2004               250,000             243,750

 Retail (1.4%)
 Kroger
    Sr Nts                               8.15                   2006               500,000             516,250
 Pep Boys - Manny, Moe & Jack            7.00                   2005               300,000             292,602
 Safeway
    Sr Sub Nts                          10.00                   2001               100,000             110,000
 Total                                                                                                 918,852

 Textiles & apparel (0.7%)
 Dominion Textiles
    Sr Nts                               9.25                   2006               200,000             203,750
 Polysindo                              11.375                  2006               250,000             266,250
 Total                                                                                                 470,000

 Transportation (0.7%)
 Enterprise Rent-A-Car USA Finance
    Medium-term Nts                      8.75                   1999               300,000(c)          312,798
 Ryder System                            9.25                   2001               150,000             161,663
 Total                                                                                                 474,461

 Utilities -- electric (2.2%)
 Cal Energy
    Sr Nts                               9.50                   2006               250,000             260,312
 Cleveland Electric Illuminating
    1st Mtge                             9.50                   2005               100,000             106,625
 El Paso Electric                        8.90                   2006               100,000             104,750
 First Palo Verde Funding               10.15                   2016                96,000             103,320
 Houston Ind                             9.375                  2001               150,000             162,420
 Long Island Lighting                    8.625                  2004               500,000             515,290
 Midland Funding II                     11.75                   2005               100,000             108,625
 Sithe Independence Funding              9.00                   2013               100,000             100,752
 Total                                                                                               1,462,094

 Utilities -- gas (0.9%)
 Columbia Gas                            7.32                   2010               500,000             482,920
 Southwest Gas                           9.75                   2002               100,000             108,293
 Total                                                                                                 591,213

 Utilities -- telephone (1.2%)
 MFS Communications
    Zero Coupon Sr Disc Nts             10.59                   1999               500,000(d)          451,875
 Teleport Communications
    Zero Coupon Sr Disc Nts              8.04                   2007               500,000(d)          343,750
 Total                                                                                                 795,625

 Miscellaneous (1.1%)
 Adams Outdoor Advertising
    Sr Nts                              10.75                   2006               100,000             104,000
 Banque Audi
    Sr Sub                               9.375                  2001               100,000(c)          103,250
 Coty                                   10.25                   2005               100,000             106,625
 M & I Capital Trust                     7.65                   2026               300,000             280,773
 Outsourcing Solutions
    Sr Sub Nts                          11.00                   2006               140,000(c)          149,275
 Total                                                                                                 743,923

 Foreign (13.5%) (b)
 Alcan Aluminum
    (U.S. Dollar)                        8.875                  2022               200,000             213,008
 Banca Italy N.Y.
    (U.S. Dollar)                        8.25                   2007               300,000             313,152
 CAF
    (U.S. Dollar)                        7.10                   2003               300,000             295,104
 CEI Citicorp Holdings
    (Argentine Peso)                    11.25                   2007               250,000(c)          239,375
 China Light & Power
    (U.S. Dollar)                        7.50                   2006               300,000             300,558
 Dao Heng Bank
    (U.S. Dollar) Sub Nts                7.75                   2007               500,000(c)          490,625
 Doman Inds
    (U.S. Dollar) Sr Nts                 8.75                   2004               500,000             465,000
 Dominion Textiles
    (U.S. Dollar)                        8.875                  2003               100,000             101,250
 Fresh Delmonte
    (U.S. Dollar)                       10.00                   2003               200,000             195,000
 Honam Oil Refinery
    (U.S. Dollar)                        7.125                  2005               250,000(c)          240,712
 Govt of Poland PDI Euro
    (U.S. Dollar)                        4.00                   2014               650,000(e)          528,938
 Grupo Televisa
    (U.S. Dollar) Sr Nts                11.875                  2006               100,000             106,875
 Gulf Canada Resources
    (U.S. Dollar) Sub Deb                9.625                  2005               500,000             525,000
 Imexsa Export Trust
    (U.S. Dollar)                       10.125                  2003               200,000(c)          207,250
 Israel Electric
    (U.S. Dollar) Sr Nts                 7.250                  2006               300,000(c)          292,875
 Ministry Finance Russia
    (U.S. Dollar)                        9.25                   2001               300,000(c)          295,500
 People's Republic of China
    (U.S. Dollar)                        7.375                  2001               100,000             100,625
 Perez Companc
    (U.S. Dollar)                        9.00                   2004               250,000(c)          253,125
 Petronas
    (U.S. Dollar)                        7.75                   2015               500,000             504,785
 Philippine Long Distance Telephone
    (U.S. Dollar)                        7.85                   2007               250,000(c)          236,728
 Pohang Iron & Steel
    (U.S. Dollar)                        7.125                  2006               500,000             488,080
 Quno
    (U.S. Dollar) Sr Nts                 9.125                  2005               250,000             261,562
 Ras Laffan Gas
    (U.S. Dollar)                        8.29                   2014               500,000(c)          510,140
 Repap New Brunswick
    (U.S. Dollar)                        9.875                  2000               100,000              99,125
 Republic of Panama
    (U.S. Dollar)                        7.875                  2002               250,000(c)          243,410
 Republic of Slovenia
    (U.S. Dollar)                        7.00                   2001               260,000(c)          258,549
 Republic of South Africa
    (U.S. Dollar)                        9.625                  1999               250,000             264,100
 State of Israel
    (U.S. Dollar)                        6.375                  2005               200,000             187,698
 Telekom Malaysia
    (U.S. Dollar)                        7.875                  2025               200,000(c)          201,892
 TMM Transportation
    (U.S. Dollar)                       10.00                   2006               125,000             116,562
 Veritas Holdings
    (U.S. Dollar) Sr Nts                 9.625                  2003               200,000(c)          201,500
 Zhuhai Highway
    (U.S. Dollar)                       11.50                   2008               250,000(c)          280,000
 Total                                                                                               9,018,103

 Total bonds
 (Cost: $56,903,130)                                                                               $57,063,318

 Other (--%)
Issuer                        Shares       Value(a)
 Intermedia Communications
    Warrants                     100         $2,000


 Total other
(Cost: $1,025)                               $2,000

 Short-term securities (13.3%)
Issuer      Annualized          Amount     Value(a)
              yield on      payable at
               date of        maturity
            purchase

 U.S. government agencies (10.8%)
 Federal Home Loan Mtge Corp Disc Nt
      05-02-97     5.41%    $4,600,000  $ 4,599,310
Federal Natl Mtge Assn Disc Nts
      05-08-97     5.44      1,100,000    1,098,841
      05-19-97     5.38      1,500,000    1,495,972
Total                                     7,194,123

 Commercial paper (2.5%)
 AT&T
      05-02-97     5.43        500,000      499,925
 Exxon Asset Management
      05-13-97     5.41      1,200,000(g) 1,197,840
 Total                                    1,697,765

 Total short-term securities
(Cost: $8,891,888)                      $ 8,891,888

 Total investments in securities
(Cost: $65,796,043)(j)                $65,957,206

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Foreign securities values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(c)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(d) For those zero coupon bonds, that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on April 30, 1997.

(f) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until payment of a previous series within the trust have been paid off. Interest is accrued at an effective yield.

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(h) Identifies issues considered to be illiquid as to their  marketability  (see
Note 1 to the financial statements). Information concerning such security holdings at April 30, 1997, is as follows:

Security                    Aquisition                  Cost
                                  date
 American United Life*
7.75% 2026                    02-13-96              $200,000

*Represents a security sold under Rule 144A, which is exempt from registration under the securities Act of 1933, as amended.

(i) U.S. Treasury inflation protection securities (TIPS) are securities in which the prinicipal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of inflation adjusted principal amount. (j) At April 30, 1997, the cost of securities for federal income tax purposes was $65,771,179 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.........................$793,531
Unrealized depreciation.........................(607,504)
                                                --------
Net unrealized appreciation.....................$186,027
                                                ========
      IDS Life Series Fund, Inc.
      Money Market Portfolio
      April 30, 1997

                                (Percentages represent value of
                 investments investments compared to net assets)

Issuer       Annualized         Amount      Value(a)
               yield on     payable at
                date of       maturity
               purchase

 Commercial paper (91.7%)

 Automotive & related (2.8%)
 Ford Motor Credit
      06-09-97     5.60%     $ 800,000   $  795,190

 Banks and savings & loans (14.6%)
 ANZ (Delaware)
      07-21-97     5.38      1,000,000      988,143
 Ciesco LP
      06-18-97     5.62      1,200,000    1,191,072
 Fleet Funding
      05-22-97     5.56      1,100,000(b) 1,096,451
 Societe Generale North America
      05-14-97     5.33        900,000      898,287
 Total                                    4,173,953

 Broker dealers (11.5%)
 Dean Witter, Discover & Co
      05-02-97     5.58      1,200,000    1,199,815
 Goldman Sachs Group
      05-28-97     5.40        800,000      796,796
 Merrill Lynch
      05-30-97     5.58        600,000      597,318
 Morgan Stanley Group
      06-02-97     5.54        700,000      696,572
 Total                                    3,290,501

 Computers & office equipment (4.2%)
 Pitney Bowes
      07-22-97     5.67      1,200,000    1,184,693

 Financial services (19.9%)
 Associates Corp North America
      05-28-97     5.62        900,000      896,240
 Avco Financial Services
      06-19-97     5.59      1,100,000    1,091,705
 Beneficial
      06-03-97     5.61        700,000      696,426
 CIT Group Holdings
      06-03-97     5.59      1,200,000    1,193,895
 Commercial Credit
      05-16-97     5.56        600,000      598,618
 Household Finance
      05-15-97     5.56        600,000      598,710
      05-21-97     5.58        600,000      598,153
 Total                                    5,673,747

 Food (8.4%)
 Cargill
      05-02-97     5.54      1,200,000    1,199,816
 CPC Intl
      06-02-97     5.33        700,000(b)   696,727
      07-23-97     5.68        500,000(b)   493,533
 Total                                    2,390,076

 Household products (3.1%)
 Clorox
      06-24-97     5.60        900,000      892,508

 Insurance (11.2%)
 American General Capital
      05-22-97     5.61        700,000(b)   697,726
 American General Finance
      07-21-97     5.71        600,000      592,386
 SAFECO Credit
      05-23-97     5.57        800,000      797,301
 USAA Capital
      06-02-97     5.53      1,100,000    1,094,622
 Total                                    3,182,035

 Media (3.5%)
 Gannett
      05-23-97     5.53      1,000,000(b)   996,639

 Multi-industry conglomerates (6.6%)
 BOC Group
      05-12-97     5.58        600,000      598,983
 General Electric
      06-17-97     5.60      1,300,000    1,290,563
 Total                                    1,889,546

 Retail (2.8%)
 Albertson's
      05-16-97     5.55        800,000      798,160

 Utilities -- telephone (3.1%)
 MCI Communications
      05-28-97     5.54        900,000(b)   896,274

 Total commerical paper

 (Cost: $26,163,322)                    $26,163,322


 Letters of credit (8.4%)
 Bank of America -
 Formosa Plastics
      05-09-97     5.60        600,000      599,257
 Bank of New York -
 River Fuel
      06-06-97     5.58        600,000(b)   596,670
 First Chicago -
 Commed Fuel
      06-18-97     5.62      1,200,000    1,191,088


 Total letters of credit
 (Cost: $2,387,015)                    $  2,387,015


 Total investments in securities
 (Cost: $28,550,337)(c)               $28,550,337


See accompanying notes to investments in securities.

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(c) At April 30, 1997, this also represents the cost of securities for federal income tax purposes.

      IDS Life Series Fund, Inc.
      Managed Portfolio
      April 30, 1997
                                   (Percentages represent value of
                          investments compared to total net assets)

 Common stocks (52.8%)
Issuer                        Shares        Value(a)


 Aerospace & defense (2.6%)
 Boeing                       33,000    $ 3,254,625
 General Motors Cl H          50,000      2,687,500
 Lockheed Martin              30,000      2,685,000
 United Technologies          25,600      1,936,000
 Total                                   10,563,125

 Airlines (0.8%)
 AMR                          35,000(b)   3,259,375

 Automotive & related (0.8%)
 Danaher                      75,000      3,384,375

 Banks and savings & loans (2.9%)
 BankBoston                   40,000      2,910,000
 First Union                  20,000      1,680,000
 Mellon Bank                  40,000      3,325,000
 Washington Mutual            78,700      3,885,812
 Total                                   11,800,812

 Building materials & construction (1.9%)
 Sherwin-Williams             80,000      2,420,000
 Tyco Intl                    88,300      5,386,300
 Total                                    7,806,300

 Chemicals (2.6%)
 Culligan Water Technologies  80,000(b)   3,270,000
 Praxair                      80,000      4,130,000
 USA Waste Services          100,000(b)   3,275,000
 Total                                   10,675,000

 Communications equipment & services (1.0%)
 Advanced Fibre
    Communications           100,000(b)   3,987,500

 Computers & office equipment (2.8%)
 Cisco Systems                35,000(b)   1,811,250
 Compaq Computer              31,000(b)   2,646,625
 First Data                   80,000      2,760,000
 Ikon Office Solutions        76,600      2,058,625
 Oracle                       60,000(b)   2,385,000
 Total                                   11,661,500

 Electronics (0.6%)
 Intel                        15,000      2,296,875

 Energy (1.4%)
 Newfield Exploration        140,000(b)   2,677,500
 Noble Affiliates             90,000      3,217,500

 Total                                    5,895,000

 Energy equipment & services (0.8%)
 Fluor                        15,000        825,000
 Transocean Offshore          40,000      2,425,000
 Total                                    3,250,000

 Financial services (1.6%)
 Providian                    50,000      2,887,500
 Travelers Group              68,000      3,765,500
 Total                                    6,653,000

 Food (0.7%)
 Sara Lee                     65,000      2,730,000

 Health care (6.7%)
 ALZA                         30,000(b)     877,500
 American Home Products       56,000      3,710,000
 Amgen                        49,000(b)   2,884,875
 Baxter Intl                  58,000      2,776,750
 Boston Scientific            40,000(b)   1,930,000
 Guidant                      55,000      3,753,750
 IDEXX Laboratories          160,000(b)   2,080,000
 Johnson & Johnson            48,400      2,964,500
 Merck                        49,000      4,434,500
 Schering Plough              25,600      2,048,000
 Total                                   27,459,875

 Health care services (1.8%)
 Service Corp Intl           120,000      4,110,000
 Tenet Healthcare            120,000(b)   3,120,000
 Total                                    7,230,000

 Household products (0.8%)
 Dial                        220,000      3,410,000

 Industrial equipment & services (0.7%)
 AGCO                        110,000      2,846,250

 Insurance (1.5%)
 Risk Capital Holdings        54,400(b)   1,033,600
 Travelers/Aetna Property
    Casualty                  72,000      2,430,000
 UNUM                         35,000      2,695,000
 Total                                    6,158,600

 Leisure time & entertainment (1.3%)

 Carnival Cl A                75,000      2,765,625
 Harley-Davidson              70,000      2,765,000
 Total                                    5,530,625

 Metals (1.5%)
 Aluminum Co of America       40,500      2,829,938
 UCAR Intl                    81,000(b)   3,402,000
 Total                                    6,231,938

 Multi-industry conglomerates (2.9%)
 Emerson Electric            120,000      6,090,000
 Interim Services             75,000(b)   2,906,250
 Westinghouse Electric       175,000      2,975,000
 Total                                   11,971,250

 Paper & packaging (1.5%)
 Bemis                        36,000      1,372,500
 Crown Cork & Seal            32,500      1,779,375
 Kimberly-Clark               60,000      3,075,000
 Total                                    6,226,875

 Restaurants & lodging (1.5%)
 Hilton Hotels               130,000      3,510,000
 La Quinta Inns              120,000      2,625,000
 Total                                    6,135,000

 Retail (3.9%)
 American Stores              68,900      3,134,950
 Dollar General               75,000      2,371,875
 Kohl's                       52,000(b)   2,541,500
 Rite Aid                    100,000      4,600,000
 Safeway                      75,000(b)   3,346,875
 Total                                   15,995,200

 Textiles & apparel (1.1%)
 Tommy Hilfiger               40,000      1,590,000
 Unifi                       100,000      3,100,000
 Total                                    4,690,000

 Transportation (0.6%)
 Burlington Northern Santa Fe 30,000      2,362,500

 Utilities -- electric (0.8%)
 CMS Energy                  100,000      3,175,000

 Utilities -- gas (0.9%)
 El Paso Natural Gas          65,000      3,778,125

 Utilities -- telephone (0.9%)
 BellSouth                    80,000      3,560,000

 Foreign (3.9%)(c)
 Ericsson (LM) ADR            80,000      2,690,000
 Mutual Risk Management       68,333      2,511,238
 Northern Telecom             40,000      2,905,000
 Renaissance Energy          125,000(b)   3,463,396
 Telecomunicacoes
    Brasileiras-Telebras ADR  38,500      4,417,875
 Total                                   15,987,509

 Total common stocks
 (Cost: $185,240,755)                  $216,711,609

 Bonds (36.1%)

Issuer                                 Coupon               Maturity            Principal              Value(a)
 rate                                                           year               amount

 U.S. government obligations (8.2%)
 U.S. Treasury                           5.625%                 2000          $ 10,100,000         $ 9,830,431
                                         5.75                   2003             6,500,000           6,212,115
                                         5.875                  1998             5,000,000           4,987,550
                                         6.25                   2023             3,600,000           3,261,060
                                         6.50                   2005             1,300,000           1,281,059
                                         7.125                  1999             2,850,000           2,899,761
                                         7.50              2001-2016             1,085,000           1,136,503
                                         7.75                   2000             3,700,000           3,823,580
 Govt Trust Certs Israel                 9.25                   2001               255,711             269,369
 Total                                                                                              33,701,428

 Mortgage-backed securities (8.5%)
 Federal Home Loan Mtge Corp             7.00                   2003             2,977,615           2,974,816
                                         8.00              2022-2024             1,036,146           1,056,971
                                         8.50                   2026               916,204             947,409
 Federal Natl Mtge Assn                  5.50                   2009             1,746,997           1,642,929
                                         6.00                   2024             1,759,307           1,624,615
                                         6.50              2010-2025             2,717,247           2,620,731
                                         7.00              2003-2026             6,671,688           6,469,225
                                         7.50              2025-2026             7,230,682           7,178,934
                                         8.00              2022-2027             6,119,270           6,196,969
                                         8.50              2023-2025             1,100,261           1,138,070
                                         9.00                   2024               149,523             158,261
  Collaterized Mtge Obligation
    Trust Series Z                       6.50                   2023               310,301(j)          254,062
                                         7.00                   2016             1,393,103(j)        1,361,048
 Merrill Lynch Mtge Investors            6.96                   2028               900,000             849,516
                                         8.16                   2021               356,768(h)          351,304
 Total                                                                                              34,824,860

 Aerospace & defense (0.6%)
 Alliant Techsystem
    Sr Sub                              11.75                   2003               300,000             327,000
 BE Aerospace
    Sr Sub Nts                           9.875                  2006               400,000             412,500
 Newport News Shipbuilding               8.625                  2006               750,000             753,750
 Northrop Grumman                        7.75                   2016               500,000             487,855
 Sequa                                   9.625                  1999               500,000             515,625
 Total                                                                                               2,496,730

 Airlines (0.1%)
 Continental Air Lines                   6.94                   2015               490,196             476,167

 Automotive & related (--%)
 General Motors Acceptance               8.375                  1997                65,000              65,000

 Banks and savings & loans (1.6%)
 BankAmerica                             7.70                   2026             1,000,000(h)          946,590
 First Bank System                       6.875                  2007             1,000,000             965,840
 First Nationwide Bank                  10.625                  2003               390,000             416,325
 Firstar                                 8.32                   2026               500,000(h)          495,580
 Mellon Capital                          7.72                   2026               400,000             377,876
 Morgan (JP)
    Medium-term Nts                      4.00                   2012             1,500,000(i)        1,464,750
 Norwest
    Sr Nts                               6.375                  2002               800,000             783,800
 Riggs Natl
    Sub Nts                              8.50                   2006               100,000             101,875

 Union Planters Trust                    8.20                   2026             1,000,000(h)          964,420
 Total                                                                                               6,517,056

 Building materials & construction (0.3%)
 McQuay (AAF)
    Sr Nts                               8.875                  2003               500,000             485,625
 Pulte                                   7.00                   2003               500,000             483,820
 Schuller Intl Group
    Sr Nts                              10.875                  2004               250,000             275,625
 Total                                                                                               1,245,070

 Communications equipment & services (0.3%)
 Geotek Communications
    Cv                                  12.00                   2001               230,000(g)          184,000
 GST Acquisition                        10.50                   2007               500,000(h)          504,375
 GST Telecommunications
    Zero Coupon Cv                       5.25                   2000                50,000(e)           37,500
 Optel
    with Common Stock                   13.00                   2005               500,000(h)          470,000
 Total                                                                                               1,195,875

 Electronics (0.4%)
 Advanced Micro Devices                 11.00                   2003               750,000             817,500
 Reliance Electric                       6.80                   2003               500,000             496,845
 Thomas & Betts                          6.50                   2006               400,000             375,452
 Total                                                                                               1,689,797

 Energy (1.0%)
 Enron Oil & Gas                         6.70                   2006             1,000,000             962,590
 Parker & Parsley                        8.25                   2007               500,000             525,710
 TransAmerican Refining
    Zero Coupon with Warrants            8.35                   1998               750,000(d)          695,625
 Triton Energy                           9.75                   2000               750,000             785,625
 UNC
    Sr Nts                               9.125                  2003             1,000,000           1,060,000
 Total                                                                                               4,029,550

 Energy equipment & services (0.2%)
 Foster Wheeler                          6.75                   2005               750,000             716,362

 Financial services (0.6%)
 Avco Financial Services                 7.25                   1999               250,000             253,945
 Corporate Property Investors            7.18                   2013               500,000(h)          468,605
 First Union REIT                        8.875                  2003               300,000             300,750
 Homeside                               11.25                   2003               237,000             270,180
 Property Trust of America REIT          7.50                   2014               750,000             708,967
 Salomon Brothers                        6.75                   2006               500,000             475,980
 Total                                                                                               2,478,427

 Food (0.6%)
 ARA Group                               8.50                   2003             1,025,000           1,050,625
 Gorges/Quick to Fix Food               11.50                   2006               750,000(h)          764,062
 Twin Labs
    Sr Sub Nts                          10.25                   2006               750,000             774,375
 Total                                                                                               2,589,062

 Furniture & appliances (0.2%)
 Interface
    Sr Sub Nts                           9.50                   2005               400,000             411,000
 Syratech                               11.00                   2007               500,000             511,250
 Total                                                                                                 922,250

 Health care (0.1%)
 Lilly (Eli)                             6.77                   2036               500,000             449,510

 Health care services (0.8%)
 Columbia/HCA Healthcare                 7.69                   2025               280,000             276,161
 Merit Behavioral Care
    Sr Sub Nts                          11.50                   2005               350,000             378,438
 Owens & Minor
    Sr Sub Nts                          10.875                  2006               400,000             428,000
 Paracelsus Healthcare                  10.00                   2006               500,000             471,250
 Tenet Healthcare                        8.625                  2007               500,000             496,500
    Sr Sub Nts                          10.125                  2005             1,000,000           1,077,500
 Total                                                                                               3,127,849

 Household products (1.1%)
 Revlon Worldwide
    Zero Coupon                          6.25                   1998             5,000,000(d)        4,731,250

 Industrial equipment & services (0.5%)
 Case                                    7.25                   2005               850,000             837,990
 Jordan Industries
    Zero Coupon                         11.75                   2002             1,141,954(e)          632,357
 Specialty Equipment
    Sr Sub Deb                          11.375                  2003               500,000             538,125
 Total                                                                                               2,008,472

 Insurance (0.7%)
 American United Life                    7.75                   2026               500,000(g)          464,325
 Americo Life                            9.25                   2005               600,000             600,000
 General American Life
    Sub Cap Nts                          7.625                  2024               500,000(h)          448,730
 New England Mutual
    Credit Sensitive Nts                 7.875                  2024               250,000(h)          243,835
 Principal Mutual                        8.00                   2044               250,000(h)          243,125
 SunAmerica
    Medium-term Nts                      7.34                   2005               700,000             698,173
 Total                                                                                               2,698,188

 Leisure time & entertainment (0.8%)
 Coast Hotels & Casino                  13.00                   2002               500,000             557,500
 Lodgenet Entertainment                 10.25                   2006               750,000(h)          730,313
 Trump Atlantic City Funding
    1st Mtge                            11.25                   2006               400,000             390,000
 United Artists Theatre                  9.30                   2015               737,362             681,138
 Waterford Gaming                       12.75                   2003               700,000(h)          756,000
 Total                                                                                               3,114,951

 Media (1.6%)
 Ackerley Communications
    Sr Secured Nts                      10.75                   2003               400,000             426,000
 Adelphia Communications
    Pay-in-kind                          9.50                   2004                   203(k)              178
 Cablevision Systems                     9.25                   2005               750,000             731,250
 Cox Communication                       7.625                  2025               500,000             480,155
 EchoStar Satellite Broadcast
    Zero Coupon                          7.06                   2000             1,000,000(e)          735,000
 News American Holdings                  7.50                   2000               250,000             253,942
 Outdoor Systems                         9.375                  2006               500,000             487,500
 Pegasus Media & Communication          12.50                   2005               500,000             535,000
 Time Warner Entertainment               8.375                  2033               500,000             495,680
 Turner Broadcasting System
    Sr Nts                               8.375                  2013               250,000             250,723
 Universal Outdoor                       9.75                   2006               500,000             500,000
 Viacom Intl                             7.00                   2003               500,000             466,805
                                         8.00                   2006             1,500,000           1,395,000
 Total                                                                                               6,757,233

 Metals (0.2%)
 Ryerson Tull                            8.50                   2001               750,000             764,062

 Multi-industry conglomerates (0.5%)
 Crane                                   7.25                   1999               250,000             253,275
 Mark IV Inds                            8.75                   2003               400,000             404,000
 Prime Succession Acquisition           10.75                   2004               420,000             450,450
 USI American Holdings                   7.25                   2006               850,000(h)          817,147
 Total                                                                                               1,924,872

 Paper & packaging (0.5%)
 Federal Paperboard                     10.00                   2011               250,000             302,483
 Gaylord Container                      12.75                   2005               250,000             266,875
 Intl Paper                              5.125                  2012               250,000             195,676
 Scotia Pacific Holdings                 7.95                   2015               255,131             253,871
 Silgan
    Sr Sub Nts                          11.75                   2002               500,000             533,125
 Warren (SD)
    Sr Nts                              12.00                   2004               400,000             439,500
 Total                                                                                               1,991,530

 Retail (0.2%)
 Pep Boys - Manny, Moe & Jack            7.00                   2005               500,000             487,670
 White Rose Foods
    Zero Coupon                         26.29                   1998               650,000(d)          533,000
 Total                                                                                               1,020,670

 Utilities -- electric (1.5%)
 Alabama Power                           9.00                   2024               300,000             325,911
 Cal Energy                              9.50                   2006               350,000             364,438
 California Energy                       9.875                  2003               250,000             263,125
 Cleveland Electric Illuminating
    1st Mtge                             9.50                   2005               250,000             266,563
 El Paso Electric                        8.90                   2006               650,000             680,875
 First Palo Verde Funding               10.15                   2016               192,000             206,640
 Jersey Central Power & Light            6.75                   2025             1,000,000             870,420
 Long Island Lighting                    9.75                   2021               300,000             314,652
 Niagara Mohawk Power                    7.75                   2006               700,000             677,992
 RGS Funding
    Sale Lease-Back Obligation           9.82                   2022               208,723             245,668
 Salton Sea                              7.84                   2010               300,000             299,487
 Sithe Independence Funding              9.00                   2013               150,000             151,128
 Texas-New Mexico Power
    1st Mtge                             9.25                   2000               400,000             416,000
 Texas Utilities Electric Capital        8.175                  2037               750,000             738,937
 Wisconsin Electric Power                6.875                  2095               400,000             360,412
 Total                                                                                               6,182,248

 Utilities -- telephone (0.6%)
 GTE                                     9.375                  2000               400,000             430,184
 Mountain States Telephone & Telegraph   5.50                   2005                80,000              71,914
 New England Telephone & Telegraph       6.375                  2008                70,000              65,008
 New York Telephone                      4.875                  2006               130,000             111,444
 U S WEST Communications                 7.20                   2026               700,000             643,517
 Worldcom                                7.75                   2007             1,000,000             999,200
 Total                                                                                               2,321,267

 Miscellaneous (0.9%)
 Adams Outdoor Advertising
    Sr Nts                              10.75                   2006               750,000(h)          780,000
 Coty                                   10.25                   2005               500,000(h)          533,125
 L-3 Comms                              10.375                  2007               345,000(h)          355,350
 La Petite Holdings                      9.625                  2001             1,000,000           1,021,250
 Norcal Waste Systems
    Sr Nts                              11.36                   2005               500,000(i)          557,500
 Pierce Leahy                           11.125                  2006               625,000(h)          679,688
 Total                                                                                               3,926,913

 Foreign (3.5%)(c)
 Banca Italy N.Y.
    (U.S. Dollar)                        8.25                   2007               500,000             521,920
 Bank of China
    (U.S. Dollar)                        8.25                   2014               300,000             298,035
 CEI Citicorp Holdings
    (Argentine Peso)                    11.25                   2007               250,000(h)          239,375
 China Light & Power
    (U.S. Dollar)                        7.50                   2006               500,000             500,930
 Dao Heng Bank
    (U.S. Dollar)                        7.75                   2007               750,000(h)          735,938
 Dominion Textile
    (U.S. Dollar)                        9.25                   2006               300,000             305,625
 Fresh Del Monte
    (U.S. Dollar)                       10.00                   2003               500,000             487,500
 Globo Communicacoes Participacoes
    (U.S. Dollar)                       10.50                   2006               350,000(h)          357,875
 Govt of Algeria
    (U.S. Dollar)                        7.063                  2006               250,000             196,875
 Govt of Poland PDI Euro
    (U.S. Dollar)                        4.00                   2014               510,000             415,013
 Grupo Televisa
    (U.S. Dollar) Sr Nts                11.875                  2006               650,000             694,686
 Honam Oil Refinery
    (U.S. Dollar)                        7.125                  2005             1,000,000(h)          962,850
 Imexsa Export Trust
    (U.S. Dollar)                       10.125                  2003               500,000(h)          518,125
 KFW Intl Finance
    (U.S. Dollar)                        8.00                   2010               250,000             266,915
 Newquest Capital
    (U.S. Dollar)                       11.00                   2006               500,000             519,375
 Petronas
    (U.S. Dollar)                        7.75                   2015               850,000(h)          858,135
 Philippine Long Distance Telephone
    (U.S. Dollar) Medium-term Nts        7.85                   2007               500,000(h)          473,455
    (U.S. Dollar) Medium-term Nts        8.35                   2017               500,000(h)          461,285
 Quno
    (U.S. Dollar) Sr Nts                 9.125                  2005               400,000             418,500
 Ras Laffan Gas
    (U.S. Dollar)                        8.294                  2014               700,000(h)          714,196
 Repap New Brunswick
    (U.S. Dollar)                        9.875                  2000               750,000             743,437
 Republic of Argentina
    (U.S. Dollar)                       11.00                   2006               500,000(i)          538,125
 Republic of Italy
    (U.S. Dollar)                        6.875                  2023               350,000             321,975
 Republic of Slovenia
    (U.S. Dollar)                        7.00                   2001               410,000 (h)         407,713
 Rogers Cable System
    (Canadian Dollar)                    6.909                  2014               600,000             420,977
 Rogers Cantel Mobile
    (U.S. Dollar)                        9.375                  2008               450,000             461,250
 State of Israel
    (U.S. Dollar)                        6.375                  2005               350,000             328,471
 Telekom Malaysia
    (U.S. Dollar)                        7.875                  2025               425,000(h)          429,021
 Veritas Holdings
    (U.S. Dollar) Sr Nts                 9.625                  2003               800,000(h)          806,000
 Total                                                                                              14,403,577


 Total bonds
 (Cost: $148,442,716)                                                                             $148,370,226

Preferred stocks & other (0.4%)
Issuer                        Shares       Value(a)
 American Radio Systems
    7% Cv Pfd                 20,500(h) $   948,125
 Bar Technologies
    Warrants                     500(b)      22,500
 Cablevision Systems
    Pay-in-kind
    11.125% Pfd                5,658(k)     518,414
 Clearnet Communications
    Warrants                     990(b)       2,722
 Nevsun Resources
    Special Warrants          80,000(b,c)   249,150

 Total preferred stocks & other
 (Cost: $2,226,400)                      $1,740,911

 Short-term securities (11.1%)
Issuer       Annualized         Amount      Value(a)
               yield on     payable at
                date of       maturity
              purchase

 U.S. government agency (0.8%)
 Federal Home Loan Mtge Corp Disc Nt
      05-19-97     5.37%    $3,300,000   $3,291,173

 Certificate of deposit (1.4%)
 Harris Trust
      05-27-97     5.54      5,900,000    5,899,915

 Commercial paper (7.8%)
 AT&T
      05-02-97     5.43      1,700,000    1,699,744
 Avco Financial Services
      05-23-97     5.52      1,700,000    1,694,286
 BOC Group
      05-02-97     5.57      4,000,000(f) 3,999,383
 BellSouth
      05-05-97     5.46      4,490,000    4,487,281
 CAFCO
      05-07-97     5.58      4,000,000(f) 3,996,300
      05-21-97     5.52      4,700,000(f) 4,685,639
 Cargill
      05-02-97     5.54      1,800,000    1,799,724
 Fleet Funding
      05-14-97     5.57      2,500,000(f) 2,494,999
      05-19-97     5.53      2,200,000(f) 2,193,939
 Morgan Stanley Group
      05-19-97     5.54      1,700,000    1,695,308
 Novartis Finance
      05-07-97     5.54      3,100,000(f) 3,097,148
 Total                                   31,843,751

 Letters of credit (1.1%)
 Bank of America -
 Formosa Plastics
      05-20-97     5.54        600,000      598,255
      05-30-97     5.52      3,800,000    3,783,164
 Total                                    4,381,419

 Total short-term securities

 (Cost: $45,416,258)                    $45,416,258

 Total investments in securities
 (Cost: $381,326,129)(l)               $412,239,004

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign securities values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(e) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(g) Identifies issues considered to be illiquid as to their  marketability  (see
Note 1 to the financial statements). Information concerning such security holdings at April 30, 1997, is as follows:


Security                      Acquisition                            Cost
                                     date
 American United Life*
7.75% 2026                       02-13-96                        $500,000
 Geotek Communications*
12% 2001                         03-04-96                         230,000

*Represents a security sold under Rule144A, which is exempt from registration under the Securities Act of 1933, as amended.

(h)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on April 30, 1997.

(j) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until payment of a previous series within the trust have been paid off. Interest is accrued at an effective yield.

(k) Pay-in-kind securities are securities in which the issuer has the option to make interest payments in cash or in additional securities. These securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.

(l) At April 30, 1997,  the cost of securities  for federal  income tax purposes
was   $381,247,689   and  the  aggregate  gross   unrealized   appreciation  and
depreciation based on that cost was:

Unrealized appreciation...........................$38,744,883
Unrealized depreciation............................(7,753,568)
-----------------------------------------------------------------
Net unrealized appreciation.......................$30,991,315
-----------------------------------------------------------------


      IDS Life Series Fund, Inc.
      Government Securities Portfolio
      April 30, 1997
                                                   (Percentages represent value of
                                                investments compared to net assets)

 Bonds (93.5%)

Issuer                                  Coupon              Maturity             Principal             Value(a)
                                          rate                  year                amount

 U.S. government obligations (59.1%)
 U.S. Treasury                           5.125%                 1998            $1,000,000         $   993,680
                                         6.125                  1998               900,000             902,115
                                         7.50                2016-24             1,480,000           1,559,008
                                         7.75                   2001             2,210,000           2,302,621
                                         8.875                  1999             1,450,000           1,514,235
 Resolution Funding Corp                 8.125                  2019               400,000             443,256
    Zero Coupon                          7.18                   2009               460,000(b)          192,676
 Total                                                                                               7,907,591

 Mortgage backed securities (34.4%)
 Federal Natl Mtge Assn                  6.50                   2010               398,858             390,095
                                         6.82                   2005               925,000             916,222
                                         7.00                   2025               275,968             267,568
                                         7.50                   2025               400,000(c)          397,000
                                         8.00                   2027               989,243           1,001,609
                                         8.50                2023-25               890,369             924,053
                                         9.00                   2023               164,365             173,765

 Govt Natl Mtge Assn                     7.50                   2025               459,728             456,510
                                         8.00                   2017                75,645              77,772
 Total                                                                                               4,604,594

 Total bonds
 (Cost: $12,583,942)                                                                               $12,512,185


 Short-term securities (8.2%)

Issuer                                           Annualized                   Amount                     Value(a)
                                                   yield on               payable at
                                                    date of                 maturity
                                                   purchase

 U.S. government agencies
 Federal Farm Credit Bank Disc Nt
      05-05-97                                         5.38%                $800,000                   $799,522
 Federal Home Loan Mtge Corp Disc Nt
      05-13-97                                         5.43                  300,000                    299,459

 Total short-term securities
 (Cost: $1,098,981)                                                                                 $ 1,098,981

 Total investments in securities
 (Cost: $13,682,923)(d)                                                                             $13,611,166

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c) At April 30, 1997, the cost of securities purchased on a when-issued basis was $394,625.

(d) At April 30, 1997, the cost of securities for federal income tax purposes was $13,683,212 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation....................................$ 63,987
Unrealized depreciation....................................(136,033)
---------------------------------------------------------------------
Net unrealized depreciation................................$(72,046)
---------------------------------------------------------------------

      IDS Life Series Fund, Inc.
      International Equity Portfolio
      April 30, 1997
                                               (Percentages represent value of
                                            investments compared to net assets)

Investments in securities of unaffiliated issuers
 Common stocks (92.5%)

Issuer                        Shares         Value(a)

 Argentina (1.9%)

 Multi-industry (0.1%)
 Cresud ADR                    5,000(b)    $ 91,875

 Retail (1.0%)

 Disco                        20,000        620,000
 Importadora y Exportadora
    Patagonia                 51,228        645,566
 Total                                    1,265,566

 Miscellaneous (0.8%)
 Mirgor ADR                  400,000(b,c)   960,000

 Australia (1.0%)

 Insurance (0.6%)
 Reinsurance Australia       250,000        772,249

 Metals (0.4%)
 Panorama Resources        2,500,000(b)     468,028

 Austria (5.5%)

 Building materials & construction (0.7%)
 VA Technology                 6,000        932,217

 Chemicals (1.1%)
 BWT                          10,000      1,378,801

 Energy (0.9%)
 OMV ADR                      10,000      1,091,551

 Metals (0.8%)
 Boehler-Uddeholm             15,000(c)   1,082,112

 Textiles & apparel (1.0%)
 Wolford                      12,000      1,236,981

 Utilities -- electric (1.0%)
 Energie - Versorgung
     Niederoesterreich        10,000      1,236,817

 Bahamas (1.1%)

 Restaurants & lodging
 Sun Intl Hotels              46,000(b)   1,397,250

 Brazil (1.5%)

 Chemicals (0.9%)
 Trikem                  250,000,000     $1,081,500

 Media (0.6%)
 TV Filme                     70,000(b)     778,750

 Canada (6.7%)

 Energy (0.9%)
 Abacan Resource             175,000(b)   1,126,563

 Health care (1.0%)
 Biovail Intl                 50,000(b)   1,250,000

 Financial services (1.7%)
 Bruncor                      40,000        813,316
 Intrawest                   100,000      1,375,000
 Total                                    2,188,316

 Metals (2.2%)
 Euro-Nevada Mining           13,000        373,224
 Francisco Gold               50,000(b)     783,962
 Nevsun Resources            150,000(b)     467,156
 Westmin Resources           250,000(b)   1,154,465
 Total                                    2,778,807

 Multi-industry conglomerates (0.9%)
 Bombardier Cl B              55,000      1,110,435

 Chile (0.8%)

 Multi-industry
 Madeco                       37,000      1,012,875

 Denmark (0.6%)

 Multi-industry conglomerates
 Sophus Berendsen              6,000(b)     728,343

 Finland (5.5%)

 Electronics (0.8%)
 Suunto                      100,000        961,548

 Food (1.6%)
 Raision Tehtaat              25,000(b)   2,072,135

 Industrial equipment & services (1.0%)
 Valmet                       75,000      1,267,801

 Metals (1.1%)
 Rautaruukki                 150,000      1,315,397

 Multi-industry conglomerates (1.0%)
 Amer Group                   75,000      1,283,666

 France (2.7%)

 Automotive & related (1.1%)
 Michelin                     25,000      1,396,813

 Energy (1.6%)
 Elf Aquitaine                20,000      1,939,518

 Germany (7.0%)

 Automotive & related (4.3%)
 Phoenix                      80,000      1,289,242
 Porsche                       1,900      2,469,314
 Volkswagen                    2,500      1,589,892
 Total                                    5,348,448

 Electronics (1.1%)
 Siemens                      25,000      1,354,513

 Industrial equipment & services (0.7%)
 Duerr                        25,000        880,866

 Miscellaneous (0.9%)
 BHW Holdings                 70,000(b)   1,178,628

 Hong Kong (3.4%)

 Financial services (2.0%)
 Amoy Properties             450,000        444,394
 Cheung Kong                  90,000        790,034
 New World Development       105,000        605,886
 Sun Hung Kai Properties      60,000        650,616
 Total                                    2,490,930

 Insurance (0.6%)
 Natl Mutual Asia            758,000        782,805

 Retail (0.6%)

 Goldlion Holdings         1,200,000        708,707

 Utilities -- telephone (0.2%)
 ABC Communications
    Holdings               1,482,000        309,925

 India (0.7%)

 Automotive & related
 Tata Engineering &
    Locomotive GDR            75,000        911,250

 Ireland (0.8%)

 Banks and savings & loans
 Bank of Ireland             100,000      1,040,417

 Italy (1.1%)

 Textiles & apparel
 Gucci Group                  20,000      1,387,500

 Israel (0.9%)

 Electronics
 Magal Security Systems      235,000(b)   1,145,625

 Japan (5.7%)

 Communications equipment & services (0.7%)
 DDI                              70        464,847
 Oki Electric                 85,000        417,149
 Total                                      881,996

 Computers & office equipment (0.6%)
 Meitec                       38,000        760,329

 Electronics (1.7%)
 Mitsumi Electric             50,000      1,051,636
 NEC  85,000               1,037,851
 Total                                    2,089,487

 Financial services (0.7%)
 Nomura Securities            80,000        894,876

 Furniture & appliances (0.6%)

 Matsushita Electric          45,000        719,603

 Multi-industry conglomerates (0.9%)
 Secom                        20,000      1,189,492

 Utilities -- electric (0.5%)
 Hirose Electric              12,000        656,032

 Malaysia (3.7%)

 Automotive & related (0.7%)
 Diversified Resources       350,000(b)     836,487

 Banks and savings & loans (0.8%)
 DCB Holdings                300,000        973,909

 Leisure time & entertainment (0.9%)
 Multi-Purpose Holdings      700,000      1,143,198

 Multi-industry conglomerates (0.9%)
 Leader Universal Holdings   600,000(b)   1,194,981

 Utilities -- electric (0.4%)
 Tenaga Nasional             105,000        485,162

 Mexico (5.2%)

 Beverages & tobacco (0.8%)
 Grupo Modelo                175,000      1,061,741

 Leisure time & entertainment (1.0%)
 Corporacion Interamericana
    de Entretenimiento       325,000(b)   1,219,082

 Multi-industry conglomerates (0.6%)
 Grupo Financiero Banorte    750,000(b)     732,578

 Restaurants & lodging (0.9%)
 Posadas de Mexico         2,300,000      1,059,587

 Utilities -- telephone (1.9%)
 Telefonos de Mexico          20,000        825,000
 Telinfo                      30,000(b)   1,590,210
 Total                                    2,415,210

 Netherlands (0.7%)

 Transportation
 Nedlloyd                     40,000(b)     918,029

 Panama (0.8%)

 Banks and savings & loans
 Banco Latinoamericano
    de Exportaciones          21,500        986,312
 Peru (0.7%)

 Utilities -- telephone
 CPT Telefonica              350,000        840,525

 Philippines (0.9%)

 Multi-industry conglomerates
 Belle                     5,000,000      1,194,535

 Portugal (0.8%)

 Paper & packaging
 Portucel-Emp Celul Papel    150,000(b)     982,292

 Singapore (2.3%)

 Banks and savings & loans (0.5%)
 Overseas Union Trust        100,000(b)     656,304

 Electronics (1.0%)
 GP Batteries                450,000      1,327,500

 Health care (0.8%)
 Avimo Group                 800,000        967,185

 Spain (1.8%)

 Restaurants & lodging (0.9%)
 Tele Pizza                   25,000(b)   1,145,652

 Utilities -- telephone (0.9%)
 Telefonica de Espana ADR     15,000      1,155,000

 Sweden (2.0%)
Industrial equipment & services (0.6%)

 Svedala                      40,000        734,254

 Multi-industry conglomerates (1.4%)
 Medical Investment           55,000      1,787,831

 Switzerland (2.5%)

 Computers & office equipment (1.5%)
 Logitech Intl                35,000(b)   1,878,659

 Retail (1.0%)
 Valora Holdings               5,500      1,201,085

 Thailand (1.4%)

 Building materials & construction (0.6%)

 Italian-Thai Development    235,800(b)     794,340

 Electronics (0.8%)
 KR Precision                150,000        999,138

 United Kingdom (11.5%)

 Communications equipment & services (0.7%)
 Filtronic Comtek            175,000        876,333

 Computers & office equipment (0.9%)
 JBA Holdings                 83,000      1,096,247

 Chemicals (0.7%)
 Victrex                     350,000        933,053

 Electronics (0.6%)
 Johnson Matthey             100,000        811,104

 Health care (4.1%)
 Biocompatibles Intl          90,000(b)   2,067,465
 Celltech                    100,000(b)     915,632
 Serco Group                 115,000      1,257,981
 Vanguard Medica Group       100,000(b)     972,353
 Total                                    5,213,431

 Media (2.3%)
 Freepages Group           2,667,000(b)   1,750,453
 Pearson                     100,000      1,148,187

 Total                                    2,898,640

 Multi-industry conglomerates (1.5%)
 EMI Group                    50,000        991,800
 Man E D & F                 300,000        872,687
 Total                                    1,864,487

 Miscellaneous (0.7%)
 McKechnie Group             105,000        841,450

 United States (11.3%)

 Aerospace & defense (1.2%)
 Rohr                        100,000(b)   1,562,500

 Computers & office equipment (1.0%)
 Oracle                       30,000(b)   1,192,500

 Energy equipment & services (2.8%)
 Camco Intl                   20,000$       887,500
 ENSCO Intl                   20,000(b)     950,000
 Oceaneering Intl             50,000(b)     725,000
 Smith Intl                   20,000(b)     947,500
 Total                                    3,510,000

 Media (0.6%)
 Telemundo Group              30,000(b)     787,500

 Metals (5.7%)
 Commonwealth Inds            90,000      1,552,500
 EASCO130,000              1,023,750
 Getchell Gold                25,000(b)     959,375
 Stillwater Mining           100,000(b)   2,012,500
 Ucar Intl                    40,000(b)   1,680,000
 Total                                    7,228,125

 Total common stocks
(Cost: $117,055,945)                   $116,443,289

 Other (0.2%)
Issuer                       Shares      Value(a)

Canada (0.2%)
 Banro
    Special Warrants          20,000(b)      67,299
 Nevsun Resources
    Special Warrants          70,000(b)     218,006
 Total                                      285,305

 Malaysia (--%)

 Multi-Purpose Holdings
    Warrants                 660,000(b,d)  $     --

 Total other
 (Cost: $904,118)                          $285,305


 Bonds (0.2%)
Issuer and                 Principal        Value(a)
coupon rate                   amount


 India
 Mahindra & Mahindra
 (U.S. Dollar)
 5.00% Cv 2001              $300,000(c)    $312,000

 Total bonds
 (Cost: $309,646)                          $312,000


 Short-term securities (6.2%)
Issuer      Annualized          Amount     Value(a)
              yield on      payable at
               date of        maturity
             purchase

 U.S. government agencies (3.7%)
 Federal Home Loan Mtge Corp Disc Nts
      05-01-97     5.36%    $  900,000  $   900,000
      05-06-97     5.37        500,000      499,628
      05-13-97     5.42      1,600,000    1,597,120
      05-15-97     5.39      1,000,000      997,908
 Federal Natl Mtge Assn Disc Nts
      05-08-97     5.44        100,000       99,894
      05-15-97     5.42        600,000      598,740
 Total                                    4,693,290


 Commercial paper (2.5%)
 AT&T
      05-12-97     5.44      2,300,000    2,296,184
 Metlife Funding
      05-22-97     5.51        800,000      797,438
 Total                                    3,093,622


 Total short-term securities
 (Cost: $7,786,912)                    $  7,786,912


 Total investments in securities of unaffiliated issuers
 (Cost: $126,056,621)                  $124,827,506

Investment in security of affiliated issuer (e)
 Common stocks (2.0%)

Issuer                          Shares      Value(a)
 Brazil
 Telecomunicacoes
    Brasileiras-Telebras    22,500,000(b)$2,580,975

 Total investment in security of affiliated issuer
 (Cost: $1,592,232)                      $2,580,975


 Total investments in securities
 (Cost: $127,648,853)(f)             $127,408,481


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements. Foreign security values are stated in U.S. Dollars.

(b) Non-income producing.

(c)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(d) Negligible market value.

(e) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended April 30, 1997, are as follows:

                             Beginning      Purchase  Sales     Ending Dividend
Issuer                             cost         cost   cost       cost   income
Telecomunicacoes Brasileiras -
  Telebras                           $--  $1,592,232   $--  $1,592,232      $--

(f) At April 30, 1997,  the cost of securities  for federal  income tax purposes
was   $127,656,730   and  the  aggregate  gross   unrealized   appreciation  and
depreciation based on that cost was:

Unrealized appreciation........................$8,401,269
Unrealized depreciation........................(8,649,518)
-----------------------------------------------------------
Net unrealized depreciation....................$ (248,249)
-----------------------------------------------------------

PAGE 93
PART C.  OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

(a)   FINANCIAL STATEMENTS:

List of financial statements filed as part of this Post-Effective Amendment to the Registration Statement:

Independent Auditors Report, June 6, 1997.

Statements:

      - Statements of assets and liabilities at April 30, 1997.
      - Statements of operations, for the year ended April 30, 1997.
      - Statements of changes in net assets, for the years ended
        April 30, 1997 and April 30, 1996.
      - Notes to financial statements.

Schedules:

      - Investments in securities, April 30, 1997.
      - Notes to investments in securities.

(b)   EXHIBITS:

1.    Copy of Articles of Incorporation as amended December 20,
      1994, filed electronically as Exhibit 1 with Post-Effective
      Amendment No. 18 to Registration Statement No. 2-97636, is incorporated herein by reference.

2. Copy of By-laws, filed electronically as Exhibit 2 with Post-Effective Amendment No. 15 to Registration Statement No. 2-
      97636, is incorporated herein by reference.

3.    Not Applicable.

4.    Copy of Stock Certificate, filed as Exhibit No. 3 to
      Registrant's Registration Statement No. 2-97636, is incorporated herein by reference.

5.(a) Copy of Investment Management and Services Agreement between IDS Life Insurance Company and the Registrant dated December 17, 1985, filed electronically as Exhibit 5(a) with Post-Effective Amendment No. 15 to Registration Statement No. 2-97636, is incorporated herein by reference.

  (b) Copy of Investment Advisory Agreement between IDS Life Insurance Company and IDS/American Express Inc., dated July 11, 1984, filed electronically as Exhibit 5(b) with Post-Effective Amendment No. 15 to Registration Statement No. 2-97636, is incorporated herein by reference.

PAGE 94
  (c) Addendum to Investment Advisory Agreement between IDS Life Insurance Company and American Express Financial Corporation for IDS Life International Equity Portfolio, dated January 1, 1995, filed electronically herewith.

6.    Not Applicable.

7. All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount equal to 15 percent of their annual salaries, the maximum amount permitted under Section 404 (a) of the Internal Revenue Code.

8.(a) Copy of Custodian Agreement between IDS Trust Company and Registrant dated January 1, 1986, filed electronically as
            Exhibit 8 with Post-Effective Amendment No. 15 to
            Registration Statement No. 2-97636, is incorporated herein by reference.

  (b) Copy of Custody Agreement between Morgan Stanley Trust Company and IDS Bank and Trust, dated May 1993, is filed electronically as Exhibit 8(b) with Post-Effective Amendment No. 17 to Registration Statement No. 2-97636, is incorporated herein by reference.

9.    None.

10. Opinion and Consent of Counsel and consent to its use as to the legality of the securities registered was filed with Registrant's 24f-2 Notice on or about June 20, 1997.

11. Independent Auditors' Consent, is filed electronically herewith.

12.   None.

13.   None.

14.   None.

15.   None.

16. Copy of Schedule for computation of each performance quotation, filed electronically as Exhibit 8(b) with Post-
      Effective Amendment No. 18 to Registration Statement No. 2-
      97636, is incorporated herein by reference.

17.   Financial Data Schedule, filed electronically herewith.

18. Power of Attorney dated April 11, 1997, filed electronically herewith.

Item 25.     Persons Controlled by or Under Common Control with
             Registrant

             Not Applicable.

PAGE 95
Item 26.     Number of Holders of Securities

               (1)                           (2)

                                     Number of Record Holders as
                                     of May 31, 1997 for Equity,
                                     Government Securities,
                                     Income, Managed and Money
         Title of Class              Market Portfolios
         Common Stock                       5

                                     Number of Record Holders
                                     as of May 31, 1997 for
         Title of Class              International Equity Portfolio
         Common Stock                       2

Item 27.  Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

PAGE 96

Item 28. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

Ronald G. Abrahamson, Vice President--Service Quality and Reengineering

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Service Quality
                                                                     and Reengineering

Douglas A. Alger, Vice President--Field Compensation and Administration

American Express Financial Advisors     IDS Tower 10               Vice President-Field
                                        Minneapolis, MN  55440      Compensation and
                                                                    Administration

Peter J. Anderson, Director and Senior Vice President--Investments

American Express Financial Advisors     IDS Tower 10               Senior Vice President-
                                        Minneapolis, MN  55440       Investments
IDS Advisory Group Inc.                                            Director and Chairman
                                                                     of the Board
IDS Capital Holdings Inc.                                          Director and President
IDS Futures Corporation                                            Director
IDS Futures III Corporation                                        Director
IDS International, Inc.                                            Director, Chairman of the
                                                                     Board and Executive Vice
                                                                     President
IDS Securities Corporation                                         Executive Vice President-
                                                                     Investments
NCM Capital Management Group, Inc.      2 Mutual Plaza             Director
                                        501 Willard Street
                                        Durham, NC  27701

Ward D. Armstrong, Vice President- American Express Institutional Services

American Express Financial Advisors     IDS Tower 10               Vice President-Sales and
                                        Minneapolis, MN  55440       Marketing, American
                                                                     Express Institutional
                                                                     Retirement Services

John M. Baker, Vice President--Plan Sponsor Services

American Express Financial Advisors     IDS Tower 10               Vice President-Plan Sponsor
                                        Minneapolis, MN  55440       Services
American Express Trust Company          IDS Tower 10               Senior Vice President
                                        Minneapolis, MN  55440

Joseph M. Barsky III, Vice President--Senior Portfolio Manager

American Express Financial Advisors     IDS Tower 10               Vice President-Senior
                                        Minneapolis, MN  55440       Portfolio Manager







PAGE 97
Item 28. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

Robert C. Basten, Vice President--Tax and Business Services

American Express Financial Advisors     IDS Tower 10               Vice President-Tax
                                        Minneapolis, MN  55440       and Business Services
American Express Tax & Business                                    Director, President and
  Services Inc.                                                      Chief Executive Officer

Timothy V. Bechtold, Vice President--Risk Management Products

American Express Financial Advisors     IDS Tower 10               Vice President-Risk
                                        Minneapolis, MN  55440       Management Products
IDS Life Insurance Company                                         Vice President-Risk
                                                                     Management Products

Alan F. Bignall, Vice President--Technology and Development

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Technology and
                                                                     Development

John C. Boeder, Vice President--Mature Market Group

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Mature Market Group
IDS Life Insurance Company of New York  Box 5144                   Director
                                        Albany, NY  12205

Karl J. Breyer, Director, Senior Vice President--Corporate Affairs and General Counsel

American Express Financial Advisors     IDS Tower 10               Senior Vice President-
                                        Minneapolis, MN  55440       Corporate Affairs and
                                                                     Special Counsel
American Express Minnesota Foundation                              Director
IDS Aircraft Services Corporation                                  Director and President

Daniel J. Candura, Vice President--Marketing Support

American Express Financial Advisors     IDS Tower 10               Vice President-Marketing
                                        Minneapolis, MN  55440       Support

Cynthia M. Carlson, Vice President--American Express Securities Services

American Enterprise Investment          IDS Tower 10               Director, President and
  Services Inc.                         Minneapolis, MN  55440       Chief Executive Officer
American Express Financial Advisors                                Vice President-American
                                                                   Express Securities Services
Orison Y. Chaffee III, Vice President--Field Real Estate

American Express Financial Advisors     IDS Tower 10               Vice President-Field
                                        Minneapolis, MN  55440       Real Estate







PAGE 98
Item 28. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

James E. Choat, Director and Senior Vice President--Field Management

American Enterprise Life Insurance      IDS Tower 10               Director, President
   Company                              Minneapolis, MN  55440
American Express Financial Advisors     IDS Tower 10               Senior Vice President-
                                        Minneapolis, MN  55440       Field Management
American Express Insurance Agency of Nevada Inc.                   Vice President--North
                                                                     Central Region
American Express Minnesota Foundation                              Director
IDS Insurance Agency of Alabama Inc.                               Vice President--North
                                                                     Central Region
IDS Insurance Agency of Arkansas Inc.                              Vice President--North
                                                                     Central Region
IDS Insurance Agency of Massachusetts Inc.                         Vice President--North
                                                                     Central Region
IDS Insurance Agency of New Mexico Inc.                            Vice President--North
                                                                     Central Region
IDS Insurance Agency of North Carolina Inc.                        Vice President--North
                                                                     Central Region
IDS Insurance Agency of Ohio Inc.                                  Vice President--North
                                                                     Central Region
IDS Insurance Agency of Wyoming Inc.                               Vice President-- North
                                                                     Central Region

Kenneth J. Ciak, Vice President and General Manager--IDS Property Casualty

AMEX Assurance Co.                                                 Director and President
American Express Financial Advisors     IDS Tower 10               Vice President and General
                                        Minneapolis, MN  55440       Manager-IDS Property
                                                                     Casualty
IDS Property Casualty Insurance Co.     I WEG Blvd.                Director and President
                                        DePere, Wisconsin  54115

Colleen Curran, Vice President and Assistant General Counsel
American Express Financial Advisors     IDS Tower 10               Vice President and
                                        Minneapolis, MN  55440       Assistant General Counsel
American Express Service Corporation                               Vice President and Chief
                                                                     Legal Counsel

Regenia David, Vice President--Systems Services

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Systems Services

Luz Maria Davis, Vice President--Communications

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Communications






PAGE 99
Item 28. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

Gordon L. Eid, Director, Senior Vice President and Deputy General Counsel

American Express Financial Advisors     IDS Tower 10               Senior Vice President and
                                        Minneapolis, MN  55440       General Counsel
American Express Insurance Agency of Nevada Inc.                   Director and Vice President
IDS Insurance Agency of Alabama Inc.                               Director and Vice President
IDS Insurance Agency of Arkansas Inc.                              Director and Vice President
IDS Insurance Agency of Massachusetts Inc.                         Director and Vice President
IDS Insurance Agency of New Mexico Inc.                            Director and Vice President
IDS Insurance Agency of North Carolina Inc.                        Director and Vice President
IDS Insurance Agency of Ohio Inc.                                  Director and Vice President
IDS Insurance Agency of Wyoming Inc.                               Director and Vice President
IDS Real Estate Services, Inc.                                     Vice President
Investors Syndicate Development Corp.                              Director

Robert M. Elconin, Vice President--Government Relations

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Government Relations
IDS Life Insurance Company                                         Vice President

Mark A. Ernst, Vice President--Retail Services

American Enterprise Investment          IDS Tower 10               Director, Senior Vice
  Services Inc.                         Minneapolis, MN  55440       President
American Express Financial Advisors                                Vice President-
                                                                     Retail Services
American Express Tax & Business                                    Director and Chairman of
  Services Inc.                                                      the Board

Gordon M. Fines, Vice President--Mutual Fund Equity Investments

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Mutual Fund Equity
                                                                     Investments
IDS Advisory Group Inc.                                            Executive Vice President

Douglas L. Forsberg, Vice President--Institutional Products Group
American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Institutional Products
                                                                     Group

Jeffrey P. Fox, Vice President and Corporate Controller
American Express Financial Advisors     IDS Tower 10               Vice President and
                                        Minneapolis, MN  55440     Corporate Controller

John J. Golden, Vice President--Human Resources Planning and Field Support

American Express Financial Advisors     IDS Tower 10               Vice President-Human
                                        Minneapolis, MN  55440       Resources Planning and
                                                                     Field Support







PAGE 100
Item 28. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

Harvey Golub, Director

American Express Company                American Express Tower     Chairman and Chief
                                        World Financial Center       Executive Officer
                                        New York, New York  10285
American Express Travel                                            Chairman and Chief
  Related Services Company, Inc.                                     Executive Officer

Morris Goodwin Jr., Vice President and Corporate Treasurer

American Centurion Life Assurance Co.                              Vice President and
                                                                     Treasurer
American Enterprise Investment          IDS Tower 10               Vice President and
  Services Inc.                         Minneapolis, MN  55440       Treasurer
American Enterprise Life Insurance                                 Vice President and
  Company                                                            Treasurer
American Express Financial Advisors                                Vice President and
                                                                     Corporate Treasurer
American Express Insurance Agency of Nevada Inc.                   Vice President and
                                                                     Treasurer
American Express Minnesota Foundation                              Vice President and
                                                                     Treasurer
American Express Tax & Business                                    Vice President and
  Services Inc.                                                      Treasurer
American Partners Life Insurance Co.                               Vice President and
                                                                     Treasurer
AMEX Assurance Co.                                                 Vice President and
                                                                     Treasurer
IDS Advisory Group Inc.                                            Vice President and
                                                                     Treasurer
IDS Aircraft Services Corporation                                  Vice President and
                                                                     Treasurer
IDS Cable Corporation                                              Director, Vice President
                                                                     and Treasurer
IDS Cable II Corporation                                           Director, Vice President
                                                                     and Treasurer
IDS Capital Holdings Inc.                                          Vice President and
                                                                     Treasurer
IDS Certificate Company                                            Vice President and
                                                                     Treasurer
IDS Deposit Corp.                                                  Director, President
                                                                     and Treasurer
IDS Futures Corp.                                                  Director
IDS Futures III Corp.                                              Director
IDS Insurance Agency of Alabama Inc.                               Vice President and
                                                                     Treasurer
IDS Insurance Agency of Arkansas Inc.                              Vice President and
                                                                     Treasurer
IDS Insurance Agency of Massachusetts Inc.                         Vice President and
                                                                     Treasurer
IDS Insurance Agency of New Mexico Inc.                            Vice President and
                                                                     Treasurer
IDS Insurance Agency of North Carolina Inc.                        Vice President and
                                                                     Treasurer






PAGE 101
Item 28. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

IDS Insurance Agency of Ohio Inc.                                  Vice President and
                                                                     Treasurer
IDS Insurance Agency of Wyoming Inc.                               Vice President and
                                                                     Treasurer
IDS International, Inc.                                            Vice President and
                                                                     Treasurer
IDS Life Insurance Company                                         Vice President and
                                                                     Treasurer
IDS Life Series Fund, Inc.                                         Vice President and
                                                                     Treasurer
IDS Life Variable Annuity Funds A&B                                Vice President and
                                                                     Treasurer
IDS Management Corporation                                         Director, Vice President
                                                                     and Treasurer
IDS Partnership Services Corporation                               Director, Vice President
                                                                     and Treasurer
IDS Plan Services of California, Inc.                              Vice President and
                                                                     Treasurer
IDS Property Casualty Insurance Co.                                Vice President and
                                                                     Treasurer
IDS Real Estate Services, Inc                                      Vice President and
                                                                     Treasurer
IDS Realty Corporation                                             Director, Vice President
                                                                     and Treasurer
IDS Sales Support Inc.                                             Director, Vice President
                                                                     and Treasurer
IDS Securities Corporation                                         Vice President and
                                                                     Treasurer
Investors Syndicate Development Corp.                              Vice President and
                                                                     Treasurer
National Computer Systems, Inc.         11000 Prairie Lakes Drive  Director
                                        Minneapolis, MN  55440

NCM Capital Management Group, Inc.      2 Mutual Plaza             Director
                                        501 Willard Street
                                        Durham, NC  27701
Sloan Financial Group, Inc.                                        Director

David A. Hammer, Vice President and Marketing Controller

American Express Financial Advisors     IDS Tower 10               Vice President and
                                        Minneapolis, MN  55440       Marketing Controller
IDS Plan Services of California, Inc.                              Director and Vice President

Lorraine R. Hart, Vice President--Insurance Investments

American Enterprise Life                IDS Tower 10               Vice President-Investments
  Insurance Company                     Minneapolis, MN  55440
American Express Financial Advisors                                Vice President-Insurance
                                                                     Investments
American Partners Life Insurance Co.                               Director and Vice
                                                                     President-Investments






PAGE 102
Item 28. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

AMEX Assurance Co.                                                 Vice President-Investments
IDS Certificate Company                                            Vice President-Investments
IDS Life Insurance Company                                         Vice President-Investments
IDS Life Series Fund, Inc.                                         Vice President-Investments
IDS Life Variable Annuity Funds A and B                            Vice President-Investments
IDS Property Casualty Insurance Company                            Vice President-Investment
                                                                     Officer
Investors Syndicate Development Corp.                              Director and Vice
                                                                     President-Investments

Janis K. Heaney, Vice President--Incentive Compensation

American Express Financial Advisors     IDS Tower 10               Vice President-Incentive
                                        Minneapolis, MN  55440       Compensation

Scott A. Hawkinson, Vice President--Assured Assets Product Development and Management

American Express Financial Advisors     IDS Tower 10               Vice President-Assured
                                        Minneapolis, MN  55440       Assets Product
                                                                     Development & Management

James G. Hirsh, Vice President and Assistant General Counsel

American Express Financial Advisors     IDS Tower 10               Vice President and
                                        Minneapolis, MN  55440       Assistant General Counsel
IDS Securities Corporation                                         Director, Vice President
                                                                     and General Counsel

Darryl G. Horsman, Vice President--Product Development and Technology, American Express
Institutional Retirement Services

American Express Trust Company          IDS Tower 10               Director and President
                                        Minneapolis, MN  55440

Kevin P. Howe, Vice President--Government and Customer Relations and Chief Compliance Officer

American Enterprise Investment          IDS Tower 10               Vice President and Chief
  Services Inc.                         Minneapolis, MN  55440       Compliance Officer
American Express Financial Advisors                                Vice President-
                                                                     Government and
                                                                     Customer Relations and
                                                                     Chief Compliance Officer
American Express Service Corporation                               Vice President and Chief
                                                                     Compliance Officer
IDS Securities Corporation                                         Vice President and Chief
                                                                     Compliance Officer

David R. Hubers, Director, President and Chief Executive Officer

American Express Financial Advisors     IDS Tower 10               Chairman, Chief Executive
                                        Minneapolis, MN  55440       Officer and President
American Express Service Corporation                               Director and Executive Vice
                                                                     President







PAGE 103
Item 28. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

AMEX Assurance Co.                                                 Director
IDS Aircraft Services Corporation                                  Director
IDS Certificate Company                                            Director
IDS Life Insurance Company                                         Director
IDS Plan Services of California, Inc.                              Director and President
IDS Property Casualty Insurance Co.                                Director

James M. Jensen, Vice President--Life Products

American Express Financial Advisors     IDS Tower 10               Vice President-Life
                                        Minneapolis, MN  55440       Products

Marietta L. Johns, Director and Senior Vice President--Field Management

American Express Financial Advisors     IDS Tower 10               Senior Vice President-
                                        Minneapolis, MN  55440       Field Management

James E. Kaarre, Vice President--Marketing Promotions

American Express Financial Advisors     IDS Tower 10               Vice President-Marketing
                                        Minneapolis, MN  55440       Promotions

Matthew N. Karstetter, Vice President--Investment Accounting

American Express Financial Advisors     IDS Tower 10               Vice President-Investment
                                        Minneapolis, MN  55440       Accounting

Linda B. Keene, Vice President--Market Development

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Market Development

G. Michael Kennedy, Vice President--Investment Services and Investment Research

American Express Financial Advisors     IDS Tower 10               Vice President-Investment
                                        Minneapolis, MN  55440       Services and Investment
                                                                     Research

Susan D. Kinder, Director and Senior Vice President--Human Resources

American Express Financial Advisors     IDS Tower 10               Senior Vice President-
                                        Minneapolis, MN  55440       Human Resources
American Express Minnesota Foundation                              Director

Richard W. Kling, Director and Senior Vice President--Products

American Centurion Life Assurance Co.                              Director
American Enterprise Life Insurance Co.  IDS Tower 10               Director and Chairman of
                                        Minneapolis, MN  55440       the Board
American Express Financial Advisors                                Senior Vice President-
                                                                     Risk Management Products
American Express Insurance Agency of Nevada Inc.                   Director and President
American Express Service Corporation                               Vice President
American Partners Life Insurance Co.                               Director and Chairman of
                                                                     the Board





PAGE 104
Item 28. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

AMEX Assurance Co.                                                 Director and Chairman of
                                                                     the Board
IDS Certificate Company                                            Director and Chairman of
                                                                     the Board
IDS Insurance Agency of Alabama Inc.                               Director and President
IDS Insurance Agency of Arkansas Inc.                              Director and President
IDS Insurance Agency of Massachusetts Inc.                         Director and President
IDS Insurance Agency of New Mexico Inc.                            Director and President
IDS Insurance Agency of North Carolina Inc.                        Director and President
IDS Insurance Agency of Ohio Inc.                                  Director and President
IDS Insurance Agency of Wyoming Inc.                               Director and President
IDS Life Insurance Company                                         Director and President
IDS Life Series Fund, Inc.                                         Director and President
IDS Life Variable Annuity Funds A and B                            Director and Chairman of
                                                                     the Board and President
IDS Property Casualty Insurance Co.                                Director and Chairman of
                                                                     the Board
IDS Life Insurance Company              P.O. Box 5144              Director, Chairman of the
   of New York                          Albany, NY  12205            Board and President

Paul F. Kolkman, Vice President--Actuarial Finance

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Actuarial Finance
IDS Life Insurance Company                                         Director and Executive
                                                                     Vice President
IDS Life Series Fund, Inc.                                         Vice President and Chief
                                                                     Actuary
IDS Property Casualty Insurance Company                            Director

Claire Kolmodin, Vice President--Service Quality

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Service Quality

Steven C. Kumagai, Director and Senior Vice President--Field Management and Business Systems

American Express Financial Advisors     IDS Tower 10               Director and Senior Vice
                                        Minneapolis, MN  55440       President-Field
                                                                     Management and Business
                                                                     Systems

Edward Labenski, Jr., Vice President--Senior Portfolio Manager

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Senior Portfolio
                                                                     Manager
IDS Advisory Group Inc.                                            Senior Vice President







PAGE 105
Item 28. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

Kurt A. Larson, Vice President--Senior Portfolio Manager

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Senior Portfolio Manager

Lori J. Larson, Vice President--Variable Assets Product Development

American Express Financial Advisors     IDS Tower 10               Vice President-Variable
                                        Minneapolis, MN  55440       Assets Product
                                                                     Development
IDS Cable Corporation                                              Director and Vice President
IDS Cable II Corporation                                           Director and Vice President
IDS Futures Brokerage Group                                        Assistant Vice President-
                                                                     General Manager/Director
IDS Futures Corporation                                            Director and Vice President
IDS Futures III Corporation                                        Director and Vice President
IDS Management Corporation                                         Director and Vice President
IDS Partnership Services Corporation                               Director and Vice President
IDS Realty Corporation                                             Director and Vice President

Ryan R. Larson, Vice President--IPG Product Development

American Centurion Life Assurance Co.                              Director and
                                                                     Vice President-Product
                                                                     Development
American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       IPG Product Development
IDS Life Insurance Company                                         Vice President-
                                                                     Annuity Product
                                                                     Development

Daniel E. Laufenberg, Vice President and Chief U.S. Economist

American Express Financial Advisors     IDS Tower 10               Vice President and
                                        Minneapolis, MN  55440       Chief U.S. Economist

Richard J. Lazarchic, Vice President--Senior Portfolio Manager

American Express Financial Advisors     IDS Tower 10               Vice President-Senior
                                        Minneapolis, MN  55440       Portfolio Manager

Peter A. Lefferts, Director and Senior Vice President--Corporate Strategy and Development

American Express Financial Advisors     IDS Tower 10               Senior Vice President-
                                        Minneapolis, MN  55440       Corporate Strategy and
                                                                     Development
American Express Trust Company                                     Director
IDS Plan Services of California, Inc.                              Director
Investors Syndicate Development Corp.                              Director






PAGE 106
Item 28. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

Douglas A. Lennick, Director and Executive Vice President--Private Client Group

American Express Financial Advisors     IDS Tower 10               Director and Executive
                                        Minneapolis, MN  55440       Vice President-Private
                                                                     Client Group

Jonathan S. Linen, Director


Mary J. Malevich, Vice President--Senior Portfolio Manager

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Senior Portfolio
                                                                     Manager

Fred A. Mandell, Vice President--Field Marketing Readiness

American Express Financial Advisors     IDS Tower 10               Vice President-Field
                                        Minneapolis, MN  55440       Marketing Readiness

William J. McKinney, Vice President--Field Management Support

American Express Financial Advisors     IDS Tower 10               Vice President-Field
                                        Minneapolis, MN  55440       Management Support

Thomas W. Medcalf, Vice President--Senior Portfolio Manager

American Express Financial Advisors     IDS Tower 10               Vice President-Senior
                                        Minneapolis, MN  55440       Portfolio Manager

William C. Melton, Vice President-International Research and Chief International Economist

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       International Research
                                                                     and Chief International
                                                                     Economist

James A. Mitchell, Director and Executive Vice President--Marketing and Products

American Enterprise Investment          IDS Tower 10               Director
  Services Inc.                         Minneapolis, MN  55440
American Express Financial Advisors                                Executive Vice President-
                                                                     Marketing and Products
American Express Service Corporation                               Senior Vice President
American Express Tax and Business                                  Director
  Services Inc.
AMEX Assurance Co.                                                 Director
IDS Certificate Company                                            Director
IDS Life Insurance Company                                         Director, Chairman of
                                                                     the Board and Chief
                                                                     Executive Officer
IDS Plan Services of California, Inc.                              Director
IDS Property Casualty Insurance Co.                                Director






PAGE 107
Item 28. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

William Miller, Vice President and Senior Portfolio Manager

American Express Financial Advisors     IDS Tower 10               Vice President and Senior
                                        Minneapolis, MN 55440        Portfolio Manager

Pamela J. Moret, Vice President--Retail Services

American Express Financial Advisors     IDS Tower 10               Vice President-Retail
                                        Minneapolis, MN  55440       Services
American Express Trust Company          IDS Tower 10               Vice President
                                        Minneapolis, MN  55440

Barry J. Murphy, Director and Senior Vice President--Client Service

American Express Financial Advisors     IDS Tower 10               Senior Vice President-
                                        Minneapolis, MN  55440       Client Service
IDS Life Insurance Company                                         Director and Executive
                                                                     Vice President-Client
                                                                     Service

Mary Owens Neal, Vice President--Mature Market Segment

American Express Financial Advisors Inc. IDS Tower 10              Vice President-
                                         Minneapolis, MN  55440      Mature Market Segment

Robert J. Neis, Vice President--Technology Services

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Technology Services

James R. Palmer, Vice President--Taxes

American Express Financial Advisors     IDS Tower 10               Vice President-Taxes
                                        Minneapolis, MN  55440
IDS Aircraft Services Corp.                                        Vice President
IDS Life Insurance Company                                         Vice President-Taxes

Carla P. Pavone, Vice President--Specialty Service Teams and Emerging Business

American Express Financial Advisors     IDS Tower 10               Vice President-Specialty
                                        Minneapolis, MN  55440       Service Teams and
                                                                     Emerging Business

Susan B. Plimpton, Vice President--Segmentation Development and Support

American Express Financial Advisors     IDS Tower 10               Vice President--
                                        Minneapolis, MN  55440       Segmentation Development
                                                                     and Support

Ronald W. Powell, Vice President and Assistant General Counsel

American Express Financial Advisors     IDS Tower 10               Vice President and
                                        Minneapolis, MN  55440       Assistant General Counsel
IDS Cable Corporation                                              Vice President and
                                                                     Assistant Secretary





PAGE 108
Item 28. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

IDS Cable II Corporation                                           Vice President and
                                                                     Assistant Secretary
IDS Management Corporation                                         Vice President and
                                                                     Assistant Secretary
IDS Partnership Services Corporation                               Vice President and
                                                                    Assistant Secretary
IDS Plan Services of California, Inc.                              Vice President and
                                                                     Assistant Secretary
IDS Realty Corporation                                             Vice President and
                                                                     Assistant Secretary

James M. Punch, Vice President--Geographical Service Teams

American Express Financial Advisors     IDS Tower 10               Vice President-Geographical
                                        Minneapolis, MN  55440       Service Teams

Frederick C. Quirsfeld, Vice President--Taxable Mutual Fund Investments

American Express Financial Advisors     IDS Tower 10               Vice President--
                                        Minneapolis, MN  55440       Taxable Mutual Fund
                                                                     Investments
IDS Advisory Group Inc.                                            Vice President

Debra J. Rabe, Vice President--Financial Planning

American Express Financial Advisors     IDS Tower 10               Vice President-Financial
                                        Minneapolis, MN  55440       Planning

ReBecca K. Roloff, Vice President--Private Client Group

American Express Financial Advisors     IDS Tower 10               Vice President-Private
                                        Minneapolis, MN  55440       Client Group

Stephen W. Roszell, Vice President--Advisory Institutional Marketing

American Express Financial Advisors     IDS Tower 10               Vice President-Advisory
                                        Minneapolis, MN  55440       Institutional Marketing
IDS Advisory Group Inc.                                            President and Chief
                                                                     Executive Officer
IDS International, Inc.                                            Director
IDS Fund Management Limited                                        Director

John P. Ryan, Vice President and General Auditor

American Express Financial Advisors     IDS Tower 10               Vice President and General
                                        Minneapolis, MN  55440       Auditor

Erven A. Samsel, Director and Senior Vice President--Field Management

American Express Financial Advisors     IDS Tower 10               Senior Vice President-
                                        Minneapolis, MN  55440       Field Management
American Express Insurance Agency of Nevada Inc.                   Vice President-
                                                                     New England Region
IDS Insurance Agency of Alabama Inc.                               Vice President-
                                                                     New England Region





PAGE 109
Item 28. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

IDS Insurance Agency of Arkansas Inc.                              Vice President-
                                                                     New England Region
IDS Insurance Agency of Massachusetts Inc.                         Vice President-
                                                                     New England Region
IDS Insurance Agency of New Mexico Inc.                            Vice President-
                                                                     New England Region
IDS Insurance Agency of North Carolina Inc.                        Vice President-
                                                                     New England Region
IDS Insurance Agency of Ohio Inc.                                  Vice President-
                                                                     New England Region
IDS Insurance Agency of Wyoming Inc.                               Vice President-
                                                                     New England Region

Stuart A. Sedlacek, Vice President--Assured Assets

American Centurion Life Assurance Co.                              Director and Chairman
                                                                     and President
American Enterprise Life Insurance Co.  IDS Tower 10               Director and Executive
                                        Minneapolis, MN  55440       Vice President, Assured
                                                                     Assets
American Express Financial Advisors                                Vice President-
                                                                     Assured Assets
American Partners Life Insurance Co.                               Director and President
IDS Certificate Company                                            Director and President
IDS Life Insurance Company                                         Director and Executive
                                                                     Vice President, Assured
                                                                     Assets
Investors Syndicate Development Corp.                              Director and Chairman of
                                                                     the Board and President

Donald K. Shanks, Vice President--Property Casualty

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440     Property Casualty
IDS Property Casualty Insurance Co.                                Senior Vice President

F. Dale Simmons, Vice President--Senior Portfolio Manager, Insurance Investments

American Enterprise Life Insurance Co.  IDS Tower 10               Vice President-Real
                                        Minneapolis, MN  55440       Estate Loan Management
American Express Financial Advisors                                Vice President-Senior
                                                                     Portfolio Manager,
                                                                     Insurance Investments
American Partners Life Insurance Co.                               Vice President-Real
                                                                     Estate Loan Management
AMEX Assurance Co.                                                 Vice President
IDS Certificate Company                                            Vice President-Real
                                                                     Estate Loan Management
IDS Life Insurance Company                                         Vice President-Real
                                                                     Estate Loan Management
IDS Partnership Services Corporation                               Vice President
IDS Real Estate Services Inc.                                      Director and Vice President
IDS Realty Corporation                                             Vice President
IDS Life Insurance Company of New York  Box 5144                   Vice President and
                                        Albany, NY  12205            Assistant Treasurer





PAGE 110
Item 28. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

Judy P. Skoglund, Vice President--Human Resources and Organization Development

American Express Financial Advisors     IDS Tower 10               Vice President-Human
                                        Minneapolis, MN  55440       Resources and
                                                                     Organization Development

Ben C. Smith, Vice President--Workplace Marketing

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Workplace Marketing

William A. Smith, Vice President and Controller--Private Client Group

American Express Financial Advisors     IDS Tower 10               Vice President and
                                        Minneapolis, MN  55440       Controller-Private
                                                                     Client Group

Bridget Sperl, Vice President--Human Resources Management Services

American Express Financial Advisors     IDS Tower 10               Vice President-Human
                                        Minneapolis, MN  55440       Resources Management
                                                                     Services

William A. Stoltzmann, Vice President and Assistant General Counsel

American Express Financial Advisors     IDS Tower 10               Vice President and
                                        Minneapolis, MN  55440       Assistant General Counsel
American Partners Life Insurance Co.                               Director, Vice President,
                                                                     General Counsel and
                                                                     Secretary
IDS Life Insurance Company                                         Vice President, General
                                                                     Counsel and Secretary
American Enterprise Life Insurance      P.O. Box 534               Director, Vice President,
  Company                               Minneapolis, MN  55440       General Counsel
                                                                     and Secretary

James J. Strauss, Vice President--Corporate Planning and Analysis

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Corporate Planning and
                                                                     Analysis

Jeffrey J. Stremcha, Vice President--Information Resource Management/ISD

American Express Financial Advisors     IDS Tower 10               Vice President-Information
                                        Minneapolis, MN  55440       Resource Management/ISD

Barbara Stroup Stewart, Vice President--Corporate Reengineering

American Express Financial Advisors     IDS Tower 10               Vice President-Corporate
                                        Minneapolis, MN  55440       Reengineering







PAGE 111
Item 28. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

John R. Thomas, Director and Senior Vice President--Information and Technology

American Express Financial Advisors     IDS Tower 10               Senior Vice President-
                                        Minneapolis, MN  55440       Information and
                                                                     Technology

Melinda S. Urion, Director, Senior Vice President and Chief Financial Officer

American Enterprise Life                IDS Tower 10               Vice President and
  Insurance Company                     Minneapolis, MN  55440       Controller
American Express Financial Advisors                                Senior Vice President and
                                                                     Chief Financial Officer
American Express Trust Company                                     Director
American Partners Life Insurance Co.                               Director and Vice President
IDS Life Insurance Company                                         Director, Executive Vice
                                                                     President and Controller

Wesley W. Wadman, Vice President--Senior Portfolio Manager

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Senior Portfolio Manager
IDS Advisory Group Inc.                                            Executive Vice President
IDS Fund Management Limited                                        Director and Vice Chairman
IDS International, Inc.                                            Senior Vice President

Norman Weaver Jr., Director and Senior Vice President--Field Management

American Express Financial Advisors     IDS Tower 10               Senior Vice President--
                                        Minneapolis, MN  55440       Field Management
American Express Insurance Agency of Nevada Inc.                   Vice President-Southeast
                                                                     Region
IDS Insurance Agency of Alabama Inc.                               Vice President-Pacific
                                                                     Region
IDS Insurance Agency of Arkansas Inc.                              Vice President-Pacific
                                                                     Region
IDS Insurance Agency of Massachusetts Inc.                         Vice President-Pacific
                                                                     Region
IDS Insurance Agency of New Mexico Inc.                            Vice President-Pacific
                                                                     Region
IDS Insurance Agency of North Carolina Inc.                        Vice President-Pacific
                                                                     Region
IDS Insurance Agency of Ohio Inc.                                  Vice President-Pacific
                                                                     Region
IDS Insurance Agency of Wyoming Inc.                               Vice President-Pacific
                                                                     Region

Michael L. Weiner, Vice President--Tax Research and Audit

American Express Financial Advisors     IDS Tower 10               Vice President-Tax Research
                                        Minneapolis, MN  55440       and Audit
American Express Service Corporation                               Assistant Treasurer
IDS Capital Holdings Inc.                                          Vice President
IDS Futures Brokerage Group                                        Vice President
IDS Futures Corporation                                            Vice President, Treasurer
                                                                     and Secretary





PAGE 112
Item 28. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

IDS Futures III Corporation                                        Vice President, Treasurer
                                                                     and Secretary

Lawrence J. Welte, Vice President--Investment Administration

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Investment Administration
IDS Securities Corporation                                         Director, Executive Vice
                                                                     President and Chief
                                                                     Operating Officer

Jeffry F. Welter, Vice President--Equity and Fixed Income Trading

American Express Financial Advisors     IDS Tower 10               Vice President-Equity
                                        Minneapolis, MN  55440       and Fixed Income Trading

William N. Westhoff, Director, Senior Vice President--Global Investments

American Enterprise Life Insurance      IDS Tower 10               Director
  Company                               Minneapolis, MN  55440
American Express Financial Advisors                                Senior Vice President and
                                                                     Global Chief Investment
                                                                     Officer
IDS Fund Management Limited                                        Director
IDS International, Inc.                                            Director
IDS Partnership Services Corporation                               Director and Vice President
IDS Real Estate Services Inc.                                      Director, Chairman of the
                                                                     Board and President
IDS Realty Corporation                                             Director and Vice President
Investors Syndicate Development Corp.                              Director

Edwin M. Wistrand, Vice President and Assistant General Counsel

American Express Financial Advisors     IDS Tower 10               Vice President and
                                        Minneapolis, MN  55440       Assistant General Counsel

Michael R. Woodward, Director and Senior Vice President--Field Management

American Express Financial Advisors     IDS Tower 10               Senior Vice President-
                                        Minneapolis, MN  55440       Field Management
American Express Insurance Agency of Nevada Inc.                   Vice President-
                                                                     North Region
IDS Insurance Agency of Alabama Inc.                               Vice President-
                                                                     North Region
IDS Insurance Agency of Arkansas Inc.                              Vice President-
                                                                     North Region
IDS Insurance Agency of Massachusetts Inc.                         Vice President-
                                                                     North Region
IDS Insurance Agency of New Mexico Inc.                            Vice President-
                                                                     North Region
IDS Insurance Agency of North Carolina Inc.                        Vice President-
                                                                     North Region
IDS Insurance Agency of Ohio Inc.                                  Vice President-
                                                                     North Region






PAGE 113
Item 28. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

IDS Insurance Agency of Wyoming Inc.                               Vice President-
                                                                     North Region
IDS Life Insurance Company              Box 5144                   Director
  of New York                           Albany, NY  12205

Item 29.    The Fund has no principal underwriter.

Item 30.    Location of Accounts and Records

            American Express Financial Corporation
            IDS Tower 10
            Minneapolis, Minnesota

Item 31.    Management Services

            Not applicable

Item 32.    Undertakings

            (a) Not applicable.

            (b) Not applicable.

            (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

PAGE 114
                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IDS Life Series Fund, Inc., certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Minneapolis and State of Minnesota on the 26th day of June, 1997.


                                 IDS LIFE SERIES FUND, INC.

                                 By  /s/ Richard W. Kling
                                         Richard W. Kling


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 26th day of June, 1997.

Signature                               Capacity

/s/ Richard W. Kling*                   President and Director
    Richard W. Kling

/s/ Morris Goodwin, Jr.*                Vice President and
    Morris Goodwin, Jr.                 Treasurer

/s/ Paul F. Kolkman*                    Vice President and Chief
    Paul F. Kolkman                     Actuary

/s/ Jeffrey S. Horton*                  Vice President and
    Jeffrey S. Horton                   Controller

/s/ Lorraine R. Hart                    Vice President,
    Lorraine R. Hart                    Investments

/s/ Edward Landes*                      Director
    Edward Landes

/s/ Carl N. Platou*                     Director
    Carl N. Platou

/s/ Gordon H. Ritz*                     Director
    Gordon H. Ritz

PAGE 115
Signature                               Capacity

/s/ Timothy S. Meehan                   Secretary
    Timothy S. Meehan

/s/ William A. Stoltzmann               General Counsel and
    William A. Stoltzmann               Assistant Secretary

*Signed pursuant to Power of Attorney dated April 11, 1997, filed electronically herewith.



---------------------------
Colin Lancaster

PAGE 116
                CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 20
                      TO REGISTRATION STATEMENT NO. 2-97636


This Post-Effective Amendment comprises the following papers and documents:

The facing sheet.

The cross-reference page.

Part A.

  The prospectus.

Part B.

  Statement of Additional Information.

  Financial Statements.

Part C.

  Other Information.

The signatures.